Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential

EXCLUSIVE LICENSE AGREEMENT

between

ABLYNX NV

and

ABBVIE S.À.R.L.

Dated as of September 20, 2013

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

TABLE OF CONTENTS

ARTICLE 1	DEFINITIONS	1

ARTICLE 2	COLLABORATION MANAGEMENT	17

2.1	Joint Steering Committee	17
2.2	Joint Development Committee	18
2.3	Joint Commercialization Committee	19
2.4	General Provisions Applicable to Joint Committees	20
2.5	Discontinuation of Participation on a Committee	22
2.6	Interactions Between a Committee and Internal Teams	22
2.7	Working Groups	22
2.8	Expenses	22

ARTICLE 3	DEVELOPMENT AND REGULATORY	23

3.1	Initial Development Plan and Activities	23
3.2	Development Plan for Initial Indications	25
3.3	Development Other than the Initial Development Activities	26
3.4	Diligence	26
3.5	Supply of Licensed Compounds or Licensed Products	26
3.6	Development Costs Relating to Initial Development Activities	28
3.7	Regulatory Matters	28
3.8	Product Recalls	30
3.9	Adverse Experiences	31
3.10	Compliance	31
3.11	Records	31

ARTICLE 4	CO-PROMOTION AND COMMERCIALIZATION	32

4.1	In General	32
4.2	Diligence	32
4.3	Compliance with Applicable Law	32
4.4	Booking of Sales; Distribution	32
4.5	Product Trademarks	32
4.6	Markings	33
4.7	Commercial Supply of Licensed Products	33
4.8	Co-Promotion Option	35

ARTICLE 5	GRANT OF RIGHTS	36

5.1	AbbVie Review Rights and In-Licensing	36
5.2	Grants to AbbVie	37

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.3	Grants to Ablynx	38
5.4	Sublicenses	38
5.5	Distributorships	39
5.6	Co-Promotion Rights	39
5.7	Retention of Rights	39
5.8	Confirmatory Patent License	39
5.9	Exclusivity with Respect to Territory	39
5.10	Third Party In-License Agreements	40

ARTICLE 6	PAYMENTS AND RECORDS	40

6.1	Upfront Payment	40
6.2	Development Payments	41
6.3	Regulatory Milestones	42
6.4	Sales-Based Milestones	43
6.5	Royalties	44
6.6	Royalty Payments and Reports	45
6.7	Mode of Payment; Offsets	45
6.8	Taxes	46
6.9	No Other Compensation	46
6.10	Interest on Late Payments	47
6.11	Financial Records	47
6.12	Audit	47
6.13	Audit Dispute	48
6.14	Confidentiality	48
6.16	Payment and Reimbursement of Costs and Expenses	48

ARTICLE 7	INTELLECTUAL PROPERTY	48

7.1	Ownership of Intellectual Property	48
7.2	Maintenance and Prosecution of Patents	49
7.3	Enforcement of Patents	53
7.4	Infringement Claims by Third Parties	55
7.5	Invalidity or Unenforceability Defenses or Actions	55
7.6	Third Party Licenses	56
7.7	Product Trademarks	56
7.8	Inventor’s Remuneration	57
7.9	Ablynx Nanobody Patents	57
7.10	Ablynx Partners	58

ARTICLE 8	PHARMACOVIGILANCE AND SAFETY	59

8.1	Pharmacovigilance	59
8.2	Global Safety Database	59

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 9	CONFIDENTIALITY AND NON-DISCLOSURE	59

9.1	Product Information	59
9.2	Confidentiality Obligations	60
9.3	Permitted Disclosures	60
9.4	Use of Name	62
9.5	Public Announcements	62
9.6	Scientific Publications	63
9.7	Return of Confidential Information	64

ARTICLE 10	REPRESENTATIONS AND WARRANTIES	64

10.1	Mutual Representations and Warranties	64
10.2	Additional Representations and Warranties of Ablynx	65
10.3	Disclaimer of Warranties	70

ARTICLE 11	INDEMNITY	71

11.1	Indemnification of Ablynx	71
11.2	Indemnification of AbbVie	71
11.3	Notice of Claim	72
11.4	Control of Defense	73
11.5	Special, Indirect, and Other Damages	74
11.6	Insurance	75

ARTICLE 12	TERM AND TERMINATION	76

12.1	Term	76
12.2	Termination for Material Breach	76
12.3	Additional Termination Rights by AbbVie and Ablynx	77
12.4	Termination for Bankruptcy, Insolvency or Similar Event	77
12.5	Rights in Bankruptcy	78
12.6	Termination in Entirety	78
12.7	Termination of Terminated Territory	79
12.8	Transition Agreement	80
12.9	Existing Inventory	82
12.10	Remedies	83
12.11	Accrued Rights; Surviving Obligations	83

ARTICLE 13	MISCELLANEOUS	83

13.1	Force Majeure	83
13.2	Change in Control of Ablynx	83
13.3	Potential Competition Review	84
13.4	Export Control	85

- iii -

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

13.5	Assignment	85
13.6	Severability	86
13.7	Governing Law, Jurisdiction and Service	86
13.8	Dispute Resolution	86
13.9	Notices	87
13.10	Entire Agreement; Amendments	88
13.11	English Language	88
13.12	Waiver and Non-Exclusion of Remedies	88
13.13	No Benefit to Third Parties	88
13.14	Further Assurance	88
13.15	Relationship of the Parties	89
13.16	No License	89
13.17	Performance by Affiliates	89
13.18	Counterparts; Facsimile Execution	89
13.19	References	89
13.20	Schedules	89
13.21	Construction	89

SCHEDULES

Schedule 1.9	Ablynx Corporate Names
Schedule 1.12	Ablynx Nanobody Patents
Schedule 1.14	Ablynx Product Patents
Schedule 1.98	Initial Development Plan and Budget
Schedule 1.136	Phase 2A SLE Success Criteria
Schedule 1.137	Phase 2B RA Success Criteria
Schedule 3.1.5	Form of RA Complete Data Package Template
Schedule 3.1.6	Form of SLE Complete Data Package Template
Schedule 7.10	Ablynx Partners
Schedule 9.5	Form of Press Release
Schedule 10.2.1	Existing Patents
Schedule 10.2.5	Research Collaboration Agreements
Schedule 10.2.18	Form of Net Sales Disclosure
Schedule 10.2.19	Summary of Material Adverse Information
Schedule 11.2.1(vii)	Third Party Patents and Intellectual Property
Schedule 13.8.2	ADR Procedures

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXCLUSIVE LICENSE AGREEMENT

This Exclusive License Agreement (the “Agreement”) is made and entered into effective as of September 20, 2013 (the “Effective Date”) by and between Ablynx NV, a company organized under the laws of Belgium, having its principal place of business at Technologiepark 21, B-9052 Ghent—Zwijnaarde, Belgium (“Ablynx”), and AbbVie S.à.r.l., a corporation organized under the laws of Luxembourg and having a principal place of business at 26 Boulevard Royal; L-2449 Luxembourg (“AbbVie”). Ablynx and AbbVie are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Ablynx Controls (as defined herein) certain intellectual property rights with respect to the Licensed Compound (as defined herein) and Licensed Products (as defined herein) in the Territory (as defined herein); and

WHEREAS, Ablynx wishes to grant a license to AbbVie, and AbbVie wishes to take, a license under such intellectual property rights to develop and commercialize Licensed Products in the Territory, in each case in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE 1

DEFINITIONS

Unless otherwise specifically provided herein, the following terms shall have the following meanings:

1.1 “AbbVie” has the meaning set forth in the preamble hereto.

1.2 “AbbVie Grantback Know-How” means, as used in connection with any grant back license provided in Article 12, that certain AbbVie Know-How that is (i) Controlled by AbbVie as of the effective date of the applicable termination of this Agreement (in its entirety or with respect to one (1) or more countries), (ii) not generally known, and (iii) directed to the composition or formulation of, or the method of making or using, a Licensed Compound, but (iv) in each case solely with respect to any such Licensed Product that (a) is the subject of Development or Commercialization in the Territory as of the date of such termination, and (b) contains the Licensed Compound as the sole active ingredient, as such Licensed Product exists as of the effective date of such termination.

1.3 “AbbVie Grantback Patents” means, as used in connection with any grant back license provided in Article 12, those certain AbbVie Patents that (i) are Controlled by AbbVie as of the effective date of the applicable termination of this Agreement (in its entirety or with respect to one (1) or more countries), and (ii) include one (1) or more claim(s) that cover the

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

composition or formulation of, or the method of making or using, a Licensed Compound. In addition, AbbVie Grantback Patents include only AbbVie Patents with claims that cover any Licensed Product containing the Licensed Compound that is the subject of Development or Commercialization in the Territory as of the date of the applicable termination of this Agreement and contains the Licensed Compound as the sole active ingredient, as such Licensed Product exists as of the effective date of such termination.

1.4 “AbbVie Indemnitees” has the meaning set forth in Section 11.2.

1.5 “AbbVie Know-How” means all Information that is (i) Controlled by AbbVie or any of its Affiliates during the Term, (ii) developed or acquired by AbbVie or any of its Affiliates after the Effective Date and during the Term as a result of performance under this Agreement, (iii) not generally known, and (iv) reasonably necessary or useful for the Development, Manufacture, or Commercialization of the Licensed Compound or a Licensed Product, but (v) excluding any Information comprising Joint Know-How or inventions covered by the claims of published AbbVie Patents or Joint Patents.

1.6 “AbbVie Patents” means all of the Patents that (i) are Controlled by AbbVie or any of its Affiliates during the Term, (ii) include claims that cover inventions made or conceived by Persons having an obligation to assign such claims to AbbVie (or any of its Affiliates) after the Effective Date and during the Term as a result of performance under this Agreement, and (iii) are reasonably necessary or useful (or, with respect to patent applications, would be reasonably necessary or useful if such patent applications were to issue as patents) for the Development, Manufacture, or Commercialization of the Licensed Compound or a Licensed Product, but (iv) excluding any Joint Patents.

1.7 “AbbVie Prosecuted Infringements” has the meaning set forth in Section 7.3.1.

1.8 “Ablynx” has the meaning set forth in the preamble hereto.

1.9 “Ablynx Corporate Names” means the Trademarks and logos identified on Schedule 1.9 and such other names and logos as Ablynx may designate in writing from time to time.

1.10 “Ablynx Indemnitees” has the meaning set forth in Section 11.1.

1.11 “Ablynx Know-How” means all Information that is (i) Controlled by Ablynx or any of its Affiliates as of the Effective Date or at any time during the Term, (ii) not generally known, and (iii) reasonably necessary or useful for the Development, Manufacture, or Commercialization of the Licensed Compound or a Licensed Product, but (iv) excluding any Information comprising Joint Know-How or inventions covered by the claims of published Ablynx Patents or Joint Patents.

1.12 “Ablynx Nanobody Patents” means all of the Patents that are (i) Controlled by Ablynx or any of its Affiliates as of the Effective Date or at any time during the Term, (ii) relate to the identification, generation, formatting, testing, expression, production, formulation, administration and use of Nanobodies and therapeutic compounds based on the same, (iii) reasonably necessary or useful (or, with respect to Patent applications, would be

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

reasonably necessary or useful if such Patent applications were to issue as Patents) for the Development, Manufacture, or Commercialization of the Licensed Compound or a Licensed Product, but (iv) excluding any Joint Patents. The Ablynx Patents include those Existing Patents which are Ablynx Nanobody Patents as set forth on Schedule 1.12.

1.13 “Ablynx Patents” collectively means the Ablynx Nanobody Patents and the Ablynx Product Patents.

1.14 “Ablynx Product Patents” means all of the Patents that are (i) Controlled by Ablynx or any of its Affiliates as of the Effective Date or at any time during the Term, (ii) reasonably necessary or useful (or, with respect to Patent applications, would be reasonably necessary or useful if such Patent applications were to issue as Patents) for the Development, Manufacture, or Commercialization of the Licensed Compound or a Licensed Product, but (iii) excluding any Joint Patents and any Ablynx Nanobody Patents. The Ablynx Product Patents include those Existing Patents which are Ablynx Product Patents as set forth on Schedule 1.14.

1.15 “Accounting Standards” with respect to a Party means that such Party shall maintain records and books of accounts in accordance with (i) United States Generally Accepted Accounting Principles, or (ii) to the extent applicable, International Financial Reporting Standards as issued by the International Accounting Standards Board.

1.16 “Additional Indication” means, with respect to the Licensed Compounds and Licensed Products, each indication other than the Initial Indications.

1.17 “Additional Major Indication” means […***…].

1.18 “ADR” has the meaning set forth in Section 13.8.1.

1.19 “Adverse Ruling” has the meaning set forth in Section 12.2.1.

1.20 “Affiliate” means, with respect to a Party, any Person that, directly or indirectly, through one (1) or more intermediaries, controls, is controlled by or is under common control with such Party. For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (i) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise, or (ii) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity). The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage shall be substituted in the preceding sentence; provided, that such foreign investor has the power to direct the management or policies of such entity.

1.21 “Agreement” has the meaning set forth in the preamble hereto.

1.22 “Alliance Manager” has the meaning set forth in Section 2.4.5.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.23 “Annual Net Sales-Based Milestone Payment” has the meaning set forth in Section 6.4.1.

1.24 “Annual Net Sales-Based Milestone Payment Date” has the meaning set forth in Section 6.4.1.

1.25 “Annual Net Sales-Based Milestone Table” has the meaning set forth in Section 6.4.1.

1.26 “Annual Net Sales Milestone Threshold” has the meaning set forth in Section 6.4.1.

1.27 “Applicable Law” means federal, state, local, national and supra-national laws, statutes, rules, and regulations, including any rules, regulations, guidelines, or other requirements of the Regulatory Authorities, major national securities exchanges or major securities listing organizations, that may be in effect from time to time during the Term and applicable to a particular activity or country or other jurisdiction hereunder.

1.28 “Audit Arbitrator” has the meaning set forth in Section 6.13.

1.29 “Bankruptcy Code” has the meaning set forth in Section 12.5.1.

1.30 “Bayh-Dole Act” means the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 U.S.C. §§ 200-212, as amended, as well as any regulations promulgated pursuant thereto, including in 37 C.F.R. Part 401.

1.31 “Biosimilar Application” has the meaning set forth in Section 7.3.3.

1.32 “BLA” has the meaning set forth in the definition of Drug Approval Application.

1.33 “Board of Directors” has the meaning set forth in the definition of “Change in Control.”

1.34 “Breaching Party” has the meaning set forth in Section 12.2.1.

1.35 “Business Day” means a day other than a Saturday or Sunday on which banking institutions in New York, New York are open for business.

1.36 “Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 and October 1, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date, and the last Calendar Quarter shall end on the last day of the Term.

1.37 “Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.38 “[…***…] Complete Data Package” has the meaning set forth in Section.

1.39 “[…***…] Development Plan” has the meaning set forth in Section.

1.40 “[…***…] Payment” has the meaning set forth in Section 6.2.2.

1.41 “Centralized Approval Procedure” means the procedure through which a MAA filed with the EMA results in a single marketing authorization valid throughout the European Union.

1.42 “Change in Control,” with respect to a Party, shall be deemed to have occurred if any of the following occurs after the Effective Date:

1.42.1 any “person” or “group” (as such terms are defined below) (i) is or becomes the “beneficial owner” (as defined below), directly or indirectly, of shares of capital stock or other interests (including partnership interests) of such Party then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of the directors, managers or similar supervisory positions (“Voting Stock”) of such Party representing fifty percent (50%) or more of the total voting power of all outstanding classes of Voting Stock of such Party, or (ii) has the power, directly or indirectly, to elect a majority of the members of the Party’s board of directors, or similar governing body (“Board of Directors”); or

1.42.2 such Party enters into a merger, consolidation or similar transaction with another Person (whether such Party is the surviving entity) and as a result of such merger, consolidation or similar transaction (i) the members of the Board of Directors of such Party immediately prior to such transaction constitute less than a majority of the members of the Board of Directors of such Party or such surviving Person immediately following such transaction, or (ii) the Persons that beneficially owned, directly or indirectly, the shares of Voting Stock of such Party immediately prior to such transaction cease to beneficially own, directly or indirectly, shares of Voting Stock of such Party representing at least a majority of the total voting power of all outstanding classes of Voting Stock of the surviving Person in substantially the same proportions as their ownership of Voting Stock of such Party immediately prior to such transaction; or

1.42.3 such Party sells or transfers to any Third Party, in one (1) or more related transactions, properties or assets representing all or substantially all of such Party’s total assets to which this Agreement relates; or

1.42.4 the holders of capital stock of such Party approve a plan or proposal for the liquidation or dissolution of such Party.

For the purpose of this definition of Change in Control, (i) “person” and “group” have the meanings given such terms under Section 13(d) and 14(d) of the United States Securities Exchange Act of 1934 and the term “group” includes any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the said Act, (ii) a “beneficial owner” shall be determined in accordance with Rule 13d-3 under the aforesaid Act, and (iii) the terms “beneficially owned” and “beneficially own” shall have meanings correlative to that of “beneficial owner.”

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.43 “Clinical Data” means all Information with respect to any Licensed Compound or Licensed Product made, collected, or otherwise generated under or in connection with Clinical Studies or Phase 4 Studies, including any data (including raw data), reports, and results with respect thereto.

1.44 “Clinical Studies” means Phase 0, Phase 1, Phase 2, Phase 3, and such other tests and studies in human subjects that are required by Applicable Law, or otherwise recommended by the Regulatory Authorities, to obtain or maintain Regulatory Approvals for a Licensed Product for one (1) or more indications, including tests or studies that are intended to expand the Product Labeling for such Licensed Product with respect to such indication.

1.45 “Combination Product” means a Licensed Product that is comprised of or contains a Licensed Compound as an active ingredient together with one (1) or more other active ingredients and is sold either as a fixed dose or as separate doses as one (1) product.

1.46 “Commercialization” […***…]. When used as a verb, “to Commercialize” and “Commercializing” means to engage in Commercialization, and “Commercialized” has a corresponding meaning.

1.47 “Commercially Reasonable Efforts” means, with respect to the performance of Development, Commercialization, or Manufacturing activities with respect to the Licensed Compound or a Licensed Product by a Party, the level of effort required to carry out an obligation in a sustained, active and diligent manner consistent with such level of effort […***…]. “Commercially Reasonable Efforts” shall be determined on a country-by-country (or jurisdiction-by-jurisdiction, where applicable) and indication-by-indication basis, except that the Party may consider the impact of its efforts and resources expended with respect to any country (or jurisdiction) on any other country (or jurisdiction).

1.48 “Competing Product” […***…].

1.49 “Compound Failure” means, with respect to a Licensed Compound, that, due to Clinical Study results or actions taken by any Regulatory Authority after the Effective Date, it is unlikely that AbbVie will be able to, on a commercially reasonable basis, obtain Regulatory Approval of a Licensed Product in a Major Market or, once granted, it is unlikely that AbbVie will be able to maintain each Regulatory Approval in any Major Market, in each case without including in the Product Labeling a significant warning or contraindication that would significantly reduce the market value of the Licensed Product.

1.50 “Conduct” means, with respect to any Clinical Study, to (i) sponsor, support or perform, directly or indirectly through a Third Party, such Clinical Study, or (ii) provide to a Third Party funding for, or clinical supplies (including placebos) for use in, such Clinical Study.

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1.51 “Confidential Information” means any Information or data provided orally, visually, in writing or other form by or on behalf of one (1) Party (or an Affiliate of such Party) to the other Party (or to an Affiliate of such Party) in connection with this Agreement on, or after the Effective Date, including Information relating to the terms of this Agreement, the Licensed Compound or any Licensed Product (including the Regulatory Documentation and Regulatory Data), any Exploitation of the Licensed Compound or any Licensed Product, any know-how with respect thereto developed by or on behalf of the disclosing Party or its Affiliates (including AbbVie Know-How and Ablynx Know-How, as applicable), or the scientific, regulatory or business affairs or other activities of either Party. Notwithstanding the foregoing, (i) Joint Know-How shall be deemed to be the Confidential Information of both Parties, and both Parties shall be deemed to be the receiving Party and the disclosing Party with respect thereto, and (ii) after AbbVie proceeds with the In-Licensing, all Regulatory Documentation owned by AbbVie pursuant to Section 3.7.1 shall be deemed to be the Confidential Information of AbbVie, and AbbVie shall be deemed to be the disclosing Party and Ablynx shall be deemed to be the receiving Party with respect thereto.

1.52 “Control” means, with respect to any item of Information, Regulatory Documentation, material, Patent, or other property right existing on or after the Effective Date and during the Term, the possession of the right, whether directly or indirectly, and whether by ownership, license, covenant not to sue or otherwise (other than by operation of the license and other grants in Section 5.2), to grant a license, sublicense or other right (including the right to reference Regulatory Documentation) to or under such Information, Regulatory Documentation, material, Patent, or other property right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party; provided, that except in the case of Third Party In-License Agreements, neither Party shall be deemed to Control any item of Information, Regulatory Documentation, material, Patent, or other property right of a Third Party if access requires or triggers a payment obligation.

1.53 “Co-Promotion Agreement” has the meaning set forth in Section 4.8.3.

1.54 “Co-Promotion Option” has the meaning set forth in Section 4.8.1.

1.55 “Co-Promotion Plan” has the meaning set forth in Section 4.8.4.

1.56 “Co-Promotion Product” has the meaning set forth in Section 4.8.1.

1.57 “Co-Promotion Territory” means, if and only if Ablynx exercises the Co-Promotion Option, Belgium, the Netherlands and Luxembourg. For purposes of clarity, if Ablynx does not exercise the Co-Promotion Option, there shall be no Co-Promotion Territory.

1.58 “CREATE Act” has the meaning set forth in Section 7.2.6.

1.59 “Deductible IP Litigation” means, with respect to a claim, suit or proceeding brought by a Third Party pursuant to Sections 7.4 or 7.5, (i) the first such claim, suit or proceeding under a Patent in a country, and (ii) any second or subsequent claim, suit or proceeding under a Patent in another country, including any appeal(s) or counterclaims(s) related to (i) or (ii); provided, that in the event of a second or subsequent claim, suit or proceeding, the Patent under subsection (ii) has the same priority document and filing date as the Patent under subsection (i).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.60 “Deductible IP Litigation Cost Cap” means […***…] Dollars ($[…***…]) for each Deductible IP Litigation.

1.61 “Default Notice” has the meaning set forth in Section 12.2.1.

1.62 “Delivery System” has the meaning set forth in the definition of “Net Sales.”

1.63 “Detail” means, with respect to a Co-Promotion Product in the Co-Promotion Territory, a face-to-face contact between a sales representative and a physician or other medical professional, during which a primary position detail (as will be defined in the Co-Promotion Agreement) or a secondary position detail (as will be defined in the Co-Promotion Agreement) is made to such Person, in each case as measured by each Party’s internal recording of such activity in accordance with the Co-Promotion Agreement; provided, that such meeting is consistent with and in accordance with the requirements of Applicable Law and the Co-Promotion Agreement. When used as a verb, “Detail” means to engage in a Detail.

1.64 “Development” means all activities related to research, pre-clinical and other non-clinical testing, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, qualification and validation, quality assurance/quality control, Clinical Studies, including Manufacturing in support thereof, statistical analysis and report writing, the preparation and submission of Drug Approval Applications, regulatory affairs with respect to the foregoing and all other activities necessary or reasonably useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining a Regulatory Approval. When used as a verb, “Develop” means to engage in Development. Development shall exclude Phase 4 Studies. For purposes of clarity, Development shall include any submissions, and activities required in support thereof, required by Applicable Laws or a Regulatory Authority as a condition or in support of obtaining a pricing or reimbursement approval for an approved Licensed Product.

1.65 “Development Activities Agreement” has the meaning set forth in Section 3.5.3.

1.66 “Development Plan” means a development plan (other than the Initial Development Plan and Budget) setting forth in reasonable detail specific Clinical Studies and other Development activities (other than the Initial Development Activities) to be performed with respect to the Licensed Compound or a Licensed Product, which plan shall set forth Clinical Studies and Development activities subsequent to those of the Initial Development Plan and Budget.

1.67 “Dispute” has the meaning set forth in Section 13.8.

1.68 “Distributor” has the meaning set forth in Section 5.5.

1.69 “Dollars” or “$” means United States Dollars.

1.70 “Domantis” has the meaning set forth in Section 10.2.18.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.71 “Drug Approval Application” means a Therapeutics Biologics Application (an “BLA”) as defined in the FFDCA, or any corresponding foreign application in the Territory, including, with respect to the European Union, a Marketing Authorization Application (an “MAA”) filed with the EMA pursuant to the Centralized Approval Procedure or with the applicable Regulatory Authority of a country in Europe with respect to the mutual recognition or any other national approval procedure.

1.72 “Drug Approval Filing” means the submission to a Regulatory Authority of a Drug Approval Application.

1.73 “Effective Date” means the effective date of this Agreement as set forth in the preamble hereto.

1.74 “EMA” means the European Medicines Agency and any successor agency(ies) or authority having substantially the same function.

1.75 “EURIBOR” means Euro Interbank Offered Rate, unweighted average rate, calculation according to the act/360 method having a maturity of one (1) month published by Bloomberg at 11 a.m. CET on the first Frankfurt business day of every month.

1.76 “European Union” or “E.U.” means the economic, scientific, and political organization of member states known as the European Union, as its membership may be altered from time to time, and any successor thereto.

1.77 “Exchange Rate” has the meaning set forth in Section 6.7.

1.78 “Existing Patents” has the meaning set forth in Section 10.2.1.

1.79 “Existing Regulatory Documentation” means the Regulatory Documentation Controlled by Ablynx or any of its Affiliates as of the date AbbVie proceeds with the In-Licensing.

1.80 “Exploit” or “Exploitation” means to make, have made, import, export, use, have used, sell, have sold, or offer for sale, including to Develop, Commercialize, register, modify, enhance, improve, Manufacture, have Manufactured, hold, or keep (whether for disposal or otherwise), or otherwise dispose of.

1.81 “FDA” means the United States Food and Drug Administration and any successor agency(ies) or authority having substantially the same function.

1.82 “FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq., as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions, and modifications thereto).

1.83 “Field” means treatment, diagnosis, prediction, detection or prevention of any disease, disorder, state, condition or malady in humans and animals.

1.84 “First Commercial Sale” means with respect to a Licensed Product and a country or jurisdiction, as applicable, the first sale for monetary value for use or consumption by the end user of such Licensed Product in such country after Regulatory Approval for such Licensed Product has been obtained in such country; provided, that pricing or reimbursement approval in such country or jurisdiction shall not be part of the definition of Regulatory Approval as used in this defined term. Sales prior to receipt of Regulatory Approval for such Licensed Product, such as or including so-called “treatment IND sales,” “named patient sales,” and “compassionate use sales,” shall not be construed as a First Commercial Sale.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.85 “Generic Competition” has the meaning set forth in Section 6.5.3(i).

1.86 “Generic Product” means, with respect to a Licensed Product, any product that (i) is sold by a Third Party that is not a licensee or Sublicensee of AbbVie or its Affiliates, or any of their licensees or Sublicensees, under a Drug Approval Application granted by a Regulatory Authority to a Third Party, (ii) contains the Licensed Compound as an active ingredient, and (iii) is approved in reliance, in whole or in part, on the prior approval (or on safety or efficacy data submitted in support of the prior approval) of such Licensed Product as determined by the applicable Regulatory Authority, including any product authorized for sale (a) in the U.S. pursuant to Section 505(b)(2) or Section 505(j) of the FFDCA (21 U.S.C. 355(b)(2) and 21 U.S.C. 355(j), respectively), (b) in the E.U. pursuant to a provision of Articles 10, 10a or 10b of Parliament and Council Directive 2001/83/EC as amended (including an application under Article 6.1 of Parliament and Council Regulation (EC) No 726/2004 that relies for its content on any such provision), or (c) in any other country or jurisdiction pursuant to all equivalents of such provisions, including any amendments and successor statutes with respect to the subsections (a) through (c) thereto. A Licensed Product licensed or produced by AbbVie or one of its Affiliates (i.e., an authorized generic product) will not constitute a Generic Product.

1.87 “Good Manufacturing Practice” or “GMP” means the current good manufacturing practices applicable from time to time to the Manufacturing of a Licensed Compound or Licensed Product or any intermediate thereof pursuant to Applicable Law.

1.88 “Grantback Option” has the meaning set forth in Section 12.6.1.

1.89 “Grantback Option to the Terminated Territory” has the meaning set forth in Section 12.7.2.

1.90 “HSR Act” has the meaning set forth in Section 13.3.1.

1.91 “IMS” has the meaning set forth in Section 6.5.3.

1.92 “IND” means an application filed with a Regulatory Authority for authorization to commence Clinical Studies, including (i) an Investigational New Drug Application as defined in the FFDCA or any successor application or procedure filed with the FDA, (ii) any equivalent of a United States IND in other countries or regulatory jurisdictions (i.e. Clinical Trial Application (CTA)), and (iii) all supplements, amendments, variations, extensions and renewals thereof that may be filed with respect to the foregoing.

1.93 “Indemnification Claim Notice” has the meaning set forth in Section 11.3.

1.94 “Indemnified Party” has the meaning set forth in Section 11.3.

1.95 “Indirect Taxes” has the meaning set forth in Section 6.8.2.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.96 “Information” means knowledge of a technical, scientific, business, and other nature, including know-how, technology, means, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, Regulatory Data, and other biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data and information, including study designs and protocols, reagents (e.g., plasmids, proteins, cell lines, assays and compounds) and biological methodology; in each case (whether confidential, proprietary, patented or patentable, of commercial advantage or not) in written, electronic or any other form now known or hereafter developed.

1.97 “Initial Development Activities” means the Development activities to be performed by Ablynx (or, pursuant to Section 3.1.2, by AbbVie) in order for Ablynx to achieve the Phase 2A SLE Success Criteria and the Phase 2B RA Success Criteria as further set forth in the Initial Development Plan and Budget.

1.98 “Initial Development Plan and Budget” means a development plan setting forth in reasonable detail specific Clinical Studies and the Initial Development Activities (and associated timelines) to be performed with respect to the Licensed Compound or Licensed Product and the related budget as set forth in Schedule 1.98, as the same may be amended from time to time in accordance with the terms hereof.

1.99 “Initial Indications” means RA and SLE.

1.100 “In-Licensing” has the meaning set forth in Section 5.1.1.

1.101 “Intellectual Property” has the meaning set forth in Section 12.5.1.

1.102 “Joint Commercialization Committee” or “JCC” has the meaning set forth in Section 2.3.1

1.103 “Joint Committees” means, collectively, the JSC, JDC and JCC.

1.104 “Joint Development Committee” or “JDC” has the meaning set forth in Section 2.2.1.

1.105 “Joint Intellectual Property Rights” has the meaning set forth in Section 7.1.2.

1.106 “Joint Know-How” has the meaning set forth in Section 7.1.2.

1.107 “Joint Patents” has the meaning set forth in Section 7.1.2.

1.108 “Joint Steering Committee” or “JSC” has the meaning set forth in Section 2.1.1.

1.109 “Knowledge” means […***…].

1.110 “Lead Compound” means the compound known as ALX-0061, an anti-IL-6R Nanobody, […***…].

1.111 “Licensed Compound” means the Lead Compound.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.112 “Licensed Product” means any product, or portion thereof, containing a Licensed Compound. Licensed Product includes all products (and portions thereof) containing the same Licensed Compound, alone or in combination with one (1) or more other active ingredients, in any and all finished forms, presentations, delivery systems, strength, dosages, and formulations. Licensed Product does not include bulk sales of Licensed Compound to sublicensees for formulation into finished form.

1.113 “Losses” has the meaning set forth in Section 11.1.

1.114 “MAA” has the meaning set forth in the definition of Drug Approval Application.

1.115 “Major Market” means […***…].

1.116 “Manufacture” and “Manufacturing” means all activities related to the synthesis, making, production, processing, purifying, formulating, filling, finishing, packaging, labeling, shipping, and holding of the Licensed Compound, any Licensed Product, or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial production and analytic development, product characterization, stability testing, quality assurance, and quality control.

1.117 “Manufacturing Process” has the meaning set forth in Section 4.7.2.

1.118 “Manufacturing Technology Transfer” has the meaning set forth in Section 4.7.2.

1.119 “Markings” has the meaning set forth in Section 4.6.

1.120 “Material Adverse Effect” means a material adverse effect on the Development or Commercialization of a Licensed Compound or Licensed Product in the Territory.

1.121 “Material Amendment” means any amendment to the Initial Development Plan and Budget that (i) would add, delete or change any material Initial Development Activity (including material revisions to timelines), or (ii) could be expected to have a Material Adverse Effect.

1.122 “Medical Affairs Activities” means, with respect to any country or other jurisdiction in the Territory, the coordination of medical information requests and field based medical scientific liaisons with respect to Licensed Compounds or Licensed Products, including activities of medical scientific liaisons and the provision of medical information services with respect to a Licensed Compound or Licensed Product.

1.123 “Mono Product” has the meaning set forth in the definition of “Net Sales.”

1.124 “Monthly Average Exchange Rate” has the meaning set forth in Section 6.7.

1.125 “Nanobody” has the meaning given in the International application […***…]. As mentioned in […***…], a Nanobody can in particular be […***…].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.126 “Net Sales” means, […***…]

1.127 “Neutral” has the meaning set forth in Schedule 13.8.2.

1.128 “Non-Breaching Party” has the meaning set forth in Section 12.2.1.

1.129 “Owned Patents” has the meaning set forth in Section 10.2.3.

1.130 “Party” and “Parties” has the meaning set forth in the preamble hereto.

1.131 “Patents” means (i) all national, regional and international patents and patent applications, including provisional patent applications, (ii) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued prosecution applications, (iii) any and all patents that have issued or in the future issue from the foregoing patent applications ((i) and (ii)), including utility models, petty patents and design patents and certificates of invention, (iv) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((i), (ii), and (iii)), and (v) any similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents.

1.132 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.133 “Phase 0” means an exploratory, first-in-human trial conducted in accordance with the FDA 2006 Guidance on Exploratory Investigational New Drug Studies (or the equivalent in any country or other jurisdiction outside of the United States) and designed to expedite the development of therapeutic or imaging agents by establishing very early on whether the agent behaves in human subjects as was anticipated from pre-clinical studies.

1.134 “Phase 1” means a human clinical trial of a Licensed Compound or Licensed Product, the principal purpose of which is a preliminary determination of safety, tolerability, pharmacological activity or pharmacokinetics in healthy individuals or patients or similar clinical study prescribed by the Regulatory Authorities, including the trials referred to in 21 C.F.R. §312.21(a), as amended.

1.135 “Phase 2” means a human clinical trial of a Licensed Compound or Licensed Product, the principal purpose of which is a determination of safety and efficacy in the target patient population, which is prospectively designed to generate sufficient data that may permit commencement of pivotal clinical trials, or a similar clinical study prescribed by the Regulatory Authorities, from time to time, pursuant to Applicable Law or otherwise, including the trials referred to in 21 C.F.R. §312.21(b), as amended.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.136 “Phase 2A SLE Success Criteria” has the meaning set forth in Schedule 1.136.

1.137 “Phase 2B RA Success Criteria” has the meaning set forth in Schedule 1.137.

1.138 “Phase 3” means a human clinical trial of a Licensed Compound or Licensed Product on a sufficient number of subjects in an indicated patient population that is designed to establish that a Licensed Compound or Licensed Product is safe and efficacious for its intended use and to determine the benefit/risk relationship, warnings, precautions, and adverse reactions that are associated with such product in the dosage range to be prescribed, which trial is intended to support marketing approval of such Licensed Compound or Licensed Product, including all tests and studies that are required by the FDA from time to time, pursuant to Applicable Law or otherwise, including the trials referred to in 21 C.F.R. §312.21(c), as amended.

1.139 “Phase 4 Study” means a post-marketing human clinical study for a Licensed Product with respect to any indication as to which Regulatory Approval has been received or for a use that is the subject of an investigator-initiated study program.

1.140 “PHSA” means the United States Public Health Service Act, as amended from time to time.

1.141 “PMDA” means Japan’s Pharmaceuticals and Medical Devices Agency and any successor agency(ies) or authority having substantially the same function.

1.142 “Product Information” has the meaning set forth in Section 9.1.

1.143 “Product Labeling” means, with respect to a Licensed Product in a country or other jurisdiction in the Territory, (i) the Regulatory Authority-approved full prescribing Information for such Licensed Product for such country or other jurisdiction, including any required patient Information, and (ii) all labels and other written, printed, or graphic matter upon a container, wrapper, or any package insert utilized with or for such Licensed Product in such country or other jurisdiction.

1.144 “Product Trademarks” means the Trademark(s) to be used by AbbVie or its Affiliates or its or their respective Sublicensees for the Development or Commercialization of Licensed Products in the Territory and any registrations thereof or any pending applications relating thereto in the Territory (excluding, in any event, any trademarks, service marks, names or logos that include any corporate name or logo of the Parties or their Affiliates).

1.145 “Proposed Future Third Party In-Licensed Rights” has the meaning set forth in Section 5.10.

1.146 “RA” means the rheumatoid arthritis indication.

1.147 “RA Complete Data Package” has the meaning set forth in Section 3.1.5.

1.148 “RA Election” has the meaning set forth in Section 3.1.7.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.149 “RA Phase 3 Development Plan” has the meaning set forth in Section 3.1.7.

1.150 “RA Phase 3 Payment” has the meaning set forth in Section 6.2.3.

1.151 “RA Review Notice” has the meaning set forth in Section 5.1.

1.152 “RA Review Period” has the meaning set forth in Section 5.1.

1.153 “RCT” has the meaning set forth in Section 10.2.18.

1.154 “Recall” shall have the meaning set forth in Section 3.8.

1.155 “Regulatory Approval” means, with respect to a country or other jurisdiction in the Territory, any and all approvals (including Drug Approval Applications), licenses, registrations, or authorizations of any Regulatory Authority necessary to Commercialize a Licensed Compound or Licensed Product in such country or other jurisdiction, including, where applicable, (i) pricing or reimbursement approval in such country or other jurisdiction, (ii) pre- and post-approval marketing authorizations (including any prerequisite Manufacturing approval or authorization related thereto), and (iii) approval of Product Labeling.

1.156 “Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial, or local governmental or regulatory authority, agency, department, bureau, commission, council, or other entities (e.g., the FDA, EMA and PMDA) regulating or otherwise exercising authority with respect to activities contemplated in this Agreement, including the Exploitation of the Licensed Compound or Licensed Products in the Territory.

1.157 “Regulatory Data” has the meaning set forth in Section 3.7.2(i).

1.158 “Regulatory Documentation” means all (i) applications (including all INDs and Drug Approval Applications and other regulatory filings), registrations, licenses, authorizations, and approvals (including Regulatory Approvals), (ii) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all regulatory drug lists, advertising and promotion documents, adverse event files, and complaint files, and (iii) Clinical Data and data contained or relied upon in any of the foregoing, in each case ((i), (ii), and (iii)) relating to a Licensed Compound or Licensed Product.

1.159 “Regulatory Exclusivity” means, with respect to any country or other jurisdiction in the Territory, an additional market protection, other than Patent protection, granted by a Regulatory Authority in such country or other jurisdiction which confers an exclusive Commercialization period during which AbbVie or its Affiliates or Sublicensees have the exclusive right to market and sell a Licensed Product in such country or other jurisdiction through a regulatory exclusivity right (e.g., new chemical entity exclusivity, new use or indication exclusivity, new formulation exclusivity, orphan drug exclusivity, pediatric exclusivity, or any applicable data exclusivity).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.160 “Review Notice” means the RA Review Notice or the SLE Review Notice.

1.161 “Review Period” means the RA Review Period or the SLE Review Period.

1.162 “Royalty Term” means, with respect to each Licensed Product and each country or other jurisdiction in the Territory, the period beginning on the date of the First Commercial Sale of such Licensed Product in such country or other jurisdiction, and ending on the later to occur of (i) the expiration, invalidation or abandonment date of the last Ablynx Patent or Joint Patent that includes a Valid Claim that covers the Manufacture, use or Commercialization of such Licensed Product that is sold in such country or other jurisdiction, (ii) the tenth (10th) anniversary of the First Commercial Sale of such Licensed Product in such country or other jurisdiction, or (iii) expiration of Regulatory Exclusivity for such Licensed Product in such country.

1.163 “Royalty Territory” means the Territory.

1.164 “Senior Officer” means, with respect to Ablynx, its Chief Executive Officer or his/her designee, and with respect to AbbVie, its Chief Scientific Officer or its equivalent position or, in each case, his/her designee.

1.165 “SLE” means the systemic lupus erythematosus indication.

1.166 “SLE Complete Data Package” has the meaning set forth in Section 3.1.6.

1.167 “SLE Review Notice” has the meaning set forth in Section 5.1.

1.168 “SLE Review Period” has the meaning set forth in Section 5.1.

1.169 “Sublicensee” means a Person, other than an Affiliate or a Distributor, that is granted a sublicense by AbbVie under the grants in Section 5.2 as provided in Section 5.4.

1.170 “Supply Agreement” has the meaning set forth in Section 4.7.1.

1.171 “Term” has the meaning set forth in Section 12.1.1.

1.172 “Terminated Territory” means each country with respect to which this Agreement is terminated by Ablynx pursuant to Section 12.2.2, each country with respect to which this Agreement is terminated by AbbVie pursuant to Section 12.3.2, or, if this Agreement is terminated in its entirety, the entire Territory.

1.173 “Territory” means the entire world.

1.174 “Third Party” means any Person other than Ablynx, AbbVie and their respective Affiliates.

1.175 “Third Party Claims” has the meaning set forth in Section 11.1.

1.176 “Third Party Infringement” has the meaning set forth in Section 7.3.1.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.177 “Third Party In-License Agreement” means any agreement between Ablynx and a Third Party under which AbbVie is granted a sublicense or other right under this Agreement as provided in Section 5.10.

1.178 “Third Party In-Licensed Patents” has the meaning set forth in Section 10.2.3.

1.179 “Third Party Payments” means all upfront payments, milestone payments, royalties, and other amounts paid to a Third Party pursuant to Third Party In-License Agreements or pursuant to an agreement with a Third Party that AbbVie, its Affiliates or Sublicensees enter into in order to obtain a license or right under a Patent or intellectual property right owned or controlled by such Third Party in order to Exploit a Licensed Product. For purposes of clarity, any and all payments in connection with Third Party Claims pursuant Section 11.2.1(vii) shall not be “Third Party Payments.”

1.180 “Third Party Provider” has the meaning set forth in Section 3.5.3.

1.181 “Trademark” means any word, name, symbol, color, designation or device or any combination thereof that functions as a source identifier, including any trademark, trade dress, brand mark, service mark, trade name, brand name, logo, business symbol or domain names whether or not registered.

1.182 “Transition Agreement” has the meaning set forth in Section 12.8.1.

1.183 “United States” or “U.S.” means the United States of America and its territories and possessions (including the District of Columbia and Puerto Rico).

1.184 “Valid Claim” means a claim of any issued Patent which has not expired, irretrievably lapsed, been abandoned, revoked, dedicated to the public, or disclaimed; or adjudged invalid or unenforceable as a result of a holding, finding, or decision of invalidity, unenforceability, or non-patentability by a court, governmental agency, national or regional patent office, or other appropriate body that has competent jurisdiction, such holding, finding, or decision being final and unappealable or unappealed within the time allowed for appeal.

1.185 “Voting Stock” has the meaning set forth in the definition of “Change in Control.”

1.186 “Withholding Party” has the meaning set forth in Section 6.8.1.

1.187 “Working Group” has the meaning set forth in Section 2.7.

ARTICLE 2

COLLABORATION MANAGEMENT

2.1 Joint Steering Committee.

2.1.1 Formation and Specific Responsibilities. As soon as practical after the Effective Date, but no later than […***…], the Parties shall establish a joint steering committee (the “Joint Steering Committee” or “JSC”), which shall (i) oversee the Development and other Exploitation of the Licensed Compound or Licensed Product in the

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Territory, (ii) resolve Disputes that may arise in the JDC or JCC, (iii) coordinate the Parties’ activities under this Agreement, including oversight of the JDC and JCC, and (iv) perform such other functions as are set forth herein or as the Parties may mutually agree in writing, except where in conflict with any provision of this Agreement. The JSC shall consist of […***…] representatives from each of the Parties, each with the requisite experience and seniority to enable such person to make decisions on behalf of the Parties with respect to the issues falling within the jurisdiction of the JSC. From time to time, each Party may substitute one (1) or more of its representatives to the JSC on written notice to the other Party. The JSC shall be chaired on an annual rotating basis by a representative of either AbbVie or Ablynx, as applicable, on the Joint Steering Committee, with […***…] providing the first such chairperson. The chairperson shall appoint a secretary of the Joint Steering Committee, who shall be a representative of the other Party and who shall serve for the same annual term as such chairperson.

2.1.2 Disbandment. Upon expiration of the RA Review Period and the SLE Review Period without AbbVie proceeding with the In-Licensing, the JSC shall have no further responsibilities or authority under this Agreement and will be considered dissolved by the Parties. Additionally, in the event of a Change in Control of Ablynx, AbbVie shall have the right at any time and for any reason, effective upon written notice, to disband the JSC pursuant to Section 13.2.2.

2.2 Joint Development Committee.

2.2.1 Formation. As soon as practical after the Effective Date, but no later than […***…] the Parties shall establish a joint development committee (the “Joint Development Committee” or “JDC”). The JDC shall consist of […***…] representatives from each of the Parties, each with the requisite experience and seniority to enable such person to make decisions on behalf of the Parties with respect to the issues falling within the jurisdiction of the JDC. From time to time, each Party may substitute one (1) or more of its representatives to the JDC on written notice to the other Party. The JDC shall be chaired on an annual rotating basis by a representative of either AbbVie or Ablynx, as applicable, on the JDC, with […***…] providing the first such chairperson.

2.2.2 Specific Responsibilities. The JDC shall develop the strategies for and oversee the Development of the Licensed Compounds or Licensed Products in the Territory, and shall serve as a forum for the coordination of Development activities for the Licensed Compounds or Licensed Products for the Territory. In particular, the JDC shall:

(i) periodically […***…] review and serve as a forum for discussing the Initial Development Plan and Budget, such review to include oversight of project risk and mitigation strategies, and review and approve amendments thereto, including any Material Amendment;

(ii) oversee the conduct of Development activities under the Initial Development Plan and Budget;

(iii) serve as a forum for discussing and coordinating strategies for obtaining Regulatory Approvals for the Licensed Products in the Territory;

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(iv) determine whether a Compound Failure has occurred;

(v) establish secure access methods (such as secure databases) for each Party to access Regulatory Documentation and other JDC related Information as contemplated under this Agreement;

(vi) periodically (no less often than annually) review and serve as a forum for discussing and planning the communication, publication, abstract or presentation plan and activities, if any;

(vii) periodically review and serve as a forum for discussing the […***…] Development Plan or RA Phase 3 Development Plan, as applicable;

(viii) approve any subcontractors that Ablynx may utilize in any interactions with a Regulatory Authority; provided, that AbbVie shall provide notice of approval or rejection of the subcontractor within […***…] from the date of request by Ablynx. In the event AbbVie does not provide notice within such […***…] period, then AbbVie will be deemed to have given its consent to such subcontractor. Notwithstanding Section 13.9, for purposes of this Section 2.2.2(vii) AbbVie shall be permitted to provide notice via email;

(ix) determine the appropriate timeline for the transfer of Regulatory Documentation, Ablynx Know-How, Joint Know-How and other Information from Ablynx to AbbVie pursuant to Section 3.5.4; and

(x) perform such other functions as are set forth herein or as the Parties may mutually agree in writing, except where in conflict with any provision of this Agreement.

2.2.3 Disbandment. Upon (i) expiration of the RA Review Period and the SLE Review Period without AbbVie proceeding with the In-Licensing, or (ii) Regulatory Approval of the last Licensed Product developed pursuant to a Development Plan, unless otherwise mutually agreed in writing, the JDC shall have no further responsibilities or authority under this Agreement and will be considered dissolved by the Parties. Additionally, in the event of a Change in Control of Ablynx, AbbVie shall have the right at any time and for any reason, effective upon written notice, to disband the JDC pursuant to Section 13.2.2.

2.3 Joint Commercialization Committee.

2.3.1 Formation. In the event Ablynx exercises the Co-Promotion Option, at least […***…] prior to the anticipated filing of the first Drug Approval Application with the applicable Regulatory Authority in any country in the Co-Promotion Territory (or with the EMA with respect to the Centralized Approval Procedure), the Parties shall establish a joint commercialization committee (the “Joint Commercialization Committee” or “JCC”). The JCC shall consist of an equal number of representatives from each of the Parties, each with the requisite experience and seniority to enable such person to make decisions on behalf of the applicable Party with respect to the issues falling within the jurisdiction of the JCC. From time to time, each Party may substitute one (1) or more of its representatives to the JCC on written notice to the other Party. AbbVie shall select from its representatives the chairperson for the JCC. From time to time, AbbVie may change the representative who will serve as chairperson on written notice to Ablynx.

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2.3.2 Specific Responsibilities. The JCC shall develop the strategies for and oversee the Commercialization of the Co-Promotion Products in the Co-Promotion Territory. In particular, the JCC shall:

(i) establish a strategy for the Commercialization of the Co-Promotion Products in the Co-Promotion Territory;

(ii) review and approve the initial Co-Promotion Plan;

(iii) periodically (no less often than annually) review and serve as a forum for discussing the Co-Promotion Plan and review and approve amendments thereto;

(iv) oversee at a high level all Commercialization activities in the Co-Promotion Territory with respect to the Co-Promotion Products;

(v) resolve any disputes regarding whether any proposed Phase 4 Studies or proposed regulatory action could have a Material Adverse Effect, in each case in the Co-Promotion Territory with respect to the Co-Promotion Products;

(vi) review and approve the manner in which the Markings are to be presented on promotional materials and Product Labeling for the Co-Promotion Products in the Co-Promotion Territory; and

(vii) perform such other functions as are set forth herein or as the Parties may mutually agree in writing, except where in conflict with any provision of this Agreement.

2.3.3 Disbandment. In the event of a Change in Control of Ablynx, AbbVie shall have the right at any time and for any reason, effective upon written notice, to disband the JCC pursuant to Section 13.2.2.

2.4 General Provisions Applicable to Joint Committees.

2.4.1 Meetings and Minutes. The JSC shall meet at least annually and the JDC and JCC shall meet quarterly, or in each case as otherwise agreed to by the Parties, with the location of such meetings alternating between locations designated by Ablynx and locations designated by AbbVie; […***…]. The chairperson of the applicable Joint Committee shall be responsible for calling meetings on no less than […***…] notice. Each Party shall make all proposals for agenda items and shall provide all appropriate Information with respect to such proposed items at least […***…] in advance of the applicable meeting; provided, that under exigent circumstances requiring input by the Joint Committee, a Party may provide its agenda items to the other Party within a shorter period of time in advance of the meeting, or may propose that there not be a specific agenda for a particular meeting, so long as the other Party consents to such later addition of such agenda items or the absence of a specific agenda for such meeting. The secretary of the JSC and the chairperson of the JDC and JCC shall prepare and circulate for review and approval of the Parties minutes of each meeting within […***…] after the applicable Joint Committee meeting. The Parties shall agree on the minutes of each meeting promptly, but in no event later than […***…] following distribution of such minutes. If the Parties cannot agree on the content of the minutes the objecting Party shall append a notice of objection with the specific details of the objection to the proposed minutes.

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2.4.2 Procedural Rules. Each Joint Committee shall have the right to adopt such standing rules as shall be necessary for its work, to the extent that such rules are not inconsistent with this Agreement. A quorum of the Joint Committee shall exist whenever there is present at a meeting at least one (1) representative appointed by each Party. Representatives of the Parties on a Joint Committee may attend a meeting either in person or by telephone, video conference or similar means in which each participant can hear what is said by, and be heard by, the other participants. Representation by proxy shall be allowed. Each Joint Committee shall take action by unanimous agreement of the representatives present at a meeting at which a quorum exists, with each Party having a single vote irrespective of the number of representatives of such Party in attendance, or by a written resolution signed by at least one (1) representative appointed by each Party. Employees or consultants of either Party that are not representatives of the Parties on a Joint Committee may attend meetings of such Joint Committee; provided, that such attendees (i) shall not vote or otherwise participate in the decision-making process of the Joint Committee, and (ii) are bound by obligations of confidentiality and non-disclosure equivalent to those set forth in Article 9.

2.4.3 Joint Committee Dispute Resolution. If the JDC or JCC cannot, or does not, reach consensus on an issue within the scope of its authority as defined in this Agreement at a meeting or within a period of […***…] thereafter or such other period as the Parties may agree, then the dispute shall be referred to the JSC for resolution and a special meeting of the JSC may be called for such purpose. If the JSC cannot, or does not, reach consensus on an issue within […***…] of said issue being referred to the JSC for resolution, including any dispute arising in the JDC or JCC, then the dispute shall first be referred to the Senior Officers of the Parties, who shall confer in good faith on the resolution of the issue. Any final decision mutually agreed to by the Senior Officers shall be conclusive and binding on the Parties. If the Senior Officers are not able to agree on the resolution of any such issue within […***…] after such issue was first referred to them, then, such dispute shall be finally and definitively resolved by […***…]. Notwithstanding the foregoing, disputes related to the […***…] Development Plan and RA Phase 3 Development Plan shall not be subject to the escalation procedures set forth in this Section 2.4.3. Disputes arising between the Parties in connection with or relating to this Agreement or any document or instrument delivered in connection herewith, and that are outside of the jurisdiction of the JSC, shall be resolved pursuant to Section 13.8.

2.4.4 Limitations on Authority. Each Party shall retain the rights, powers, and discretion granted to it under this Agreement and no such rights, powers, or discretion shall be delegated to or vested in a Joint Committee unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing. No Joint Committee shall have the power to amend, modify, or waive compliance with this Agreement, which may only be amended or modified as provided in Section 13.10 or compliance with which may only be waived as provided in Section 13.12.

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2.4.5 Alliance Manager. Each Party shall appoint a person(s) who shall oversee contact between the Parties for all matters between meetings of each Joint Committee and shall have such other responsibilities as the Parties may agree in writing after the Effective Date (each, an “Alliance Manager”). Each Party may replace its Alliance Manager at any time by notice in writing to the other Party.

2.5 Discontinuation of Participation on a Committee. Subject to Sections 2.1.2, 2.2.3, 2.3.3 and 13.2.2, each Joint Committee shall continue to exist until the first to occur of (i) the Parties mutually agreeing to disband the Joint Committee, or (ii) Ablynx providing to AbbVie written notice of its intention to disband and no longer participate in such Joint Committee; provided, that Ablynx shall not give such written notice prior to the completion of all Initial Development Activities. Notwithstanding anything herein to the contrary, once Ablynx has provided such written notice, such Joint Committee shall be terminated and shall have no further rights or obligations under this Agreement, and thereafter any requirement of Ablynx to provide Information or other materials to such Joint Committee shall be deemed a requirement to provide such Information or other materials to AbbVie and AbbVie shall have the right to solely decide, without consultation with Ablynx, all matters that are subject to the review or approval by such Joint Committee hereunder.

2.6 Interactions Between a Committee and Internal Teams. The Parties recognize that each Party possesses an internal structure (including various committees, teams and review boards) that will be involved in administering such Party’s activities under this Agreement. Nothing contained in this Article shall prevent a Party from making routine day-to-day decisions relating to the conduct of those activities for which it has a performance or other obligations hereunder, in each case in a manner consistent with the then-current applicable plan and the terms and conditions of this Agreement.

2.7 Working Groups. From time to time, a Joint Committee may establish and delegate duties to sub-committees or directed teams (each, a “Working Group”) on an “as-needed” basis to oversee particular projects or activities (e.g., joint project team, joint finance group, or joint intellectual property group). Each such Working Group shall be constituted and shall operate as the Joint Committee determines; provided, that each Working Group shall have equal representation from each Party, unless otherwise mutually agreed. Working Groups may be established on an ad hoc basis for purposes of a specific project or on such other basis as the Joint Committee may determine. Each Working Group and its activities shall be subject to the oversight, review and approval of, and shall report to, the Joint Committee that formed said Working Group. In no event shall the authority of the Working Group exceed that specified for the Joint Committee that formed the Working Group. All decisions of a Working Group shall be by unanimous agreement. Any disagreement between the designees of AbbVie and Ablynx on a Working Group shall be referred to the Joint Committee that formed the Working Group for resolution.

2.8 Expenses. Each Party shall be responsible for all travel and related costs and expenses for its members and other representatives to attend meetings of, and otherwise participate on, a Joint Committee or other Working Group.

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ARTICLE 3

DEVELOPMENT AND REGULATORY

3.1 Initial Development Plan and Budget and Initial Development Activities.

3.1.1 Initial Development Plan and Budget. Either Party, directly or through its representatives on the JDC, may propose amendments to the Initial Development Plan and Budget from time to time. Any and all such amendments shall be subject to approval by the JDC as set forth in Section 2.2.2, subject to the dispute resolution procedures set forth in Section 2.4.3.

3.1.2 Initial Development Activities. Ablynx shall perform the Initial Development Activities, and shall do so in accordance with the Initial Development Plan and Budget by allocating sufficient time, effort, equipment, and skilled personnel to complete such Initial Development Activities. Ablynx shall provide AbbVie with monthly high-level status reports noting project critical path activities, risks and mitigation plans. If Ablynx is in material breach of its obligation to perform any Initial Development Activities and fails to remedy such breach within […***…] after written notice thereof from AbbVie, AbbVie shall have the right, at AbbVie’s sole election, and without limitation to any other right or remedy available to AbbVie, to assume and complete some or all of such Initial Development Activities. The Parties acknowledge and agree that in the event AbbVie assumes some or all of such Initial Development Activities, given the underlying material breach, AbbVie, after using Commercially Reasonable Efforts, may not be able to complete such Initial Development Activities in accordance with the Initial Development Plan and Budget. If AbbVie so elects to assume and complete any of the Initial Development Activities, to the extent requested by AbbVie (i) Ablynx shall assign to AbbVie any or all Third Party agreements relating to such Initial Development Activities (including agreements with contract research organizations, clinical sites, investigators and manufacturing providers), and (ii) AbbVie shall use Commercially Reasonable Efforts to perform the Initial Development Activities that AbbVie has elected to assume and complete under this Section 3.1.2. In such event, with respect to all such Initial Development Activities that involve Clinical Studies, at AbbVie’s option, Ablynx shall either (i) end such Clinical Studies with respect to enrolled subjects in an orderly and prompt manner in accordance with Applicable Law, including any required follow up treatment with previously enrolled subjects, or (ii) transfer Control to AbbVie or its designee of such Clinical Studies and cooperate with AbbVie to ensure a smooth and orderly transition thereof that will not involve any disruption of such Clinical Studies. In the event AbbVie elects to assume and complete Initial Development Activities under this Section 3.1.2, Ablynx shall bear the responsibility for all costs and expenses of the Initial Development Activities (including supply costs and any costs associated with the transfer), regardless of which Party undertakes such Initial Development Activities. The Parties acknowledge and agree that with respect to any actual, alleged or potential material breach relating to Ablynx’s performance of the Initial Development Activities, AbbVie shall not issue a Default Notice in respect of such material breach before such actual, alleged or potential material breach has been discussed in good faith by the JDC pursuant to the provisions of Section 2.2 and the JSC pursuant to the provisions of Section 2.4; provided, that the JSC shall utilize all reasonable measures to expedite a resolution of such actual, alleged or potential material breach, including promptly convening an ad hoc JSC meeting.

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3.1.3 Regulatory Diligence. Ablynx shall use Commercially Reasonable Efforts in undertaking the Development activities (including Initial Development Activities) for the initial Licensed Product containing or comprising the Lead Compound for the Initial Indications in those countries in the Territory set forth in the Initial Development Plan and Budget. Ablynx acknowledges that the exercise of its Commercially Reasonable Efforts as set forth in this Section 3.1.3 means the delivery by Ablynx to AbbVie of the (i) RA Complete Data Package by the date set forth in the Initial Development Plan and Budget, and (ii) SLE Complete Data Package by the date set forth in the Initial Development Plan and Budget, in each case, unless otherwise mutually agreed to by the Parties.

3.1.4 […***…]

3.1.5 RA Complete Data Package. Within […***…] after database lock of the Phase 2 Clinical Study for the Lead Compound in the Field of RA pursuant to the Initial Development Plan and Budget, Ablynx shall provide AbbVie with a completion report, which report shall include all Information, Clinical Data, SAS charts and supporting documentation needed to support a decision on whether all Phase 2B RA Success Criteria have been achieved, including, a finalized statistical analysis plan, along with a quality assurance statement certifying no quality issues limiting the validity of the Phase 2 Clinical Study in RA were raised during the Conduct of such Phase 2 Clinical Study, and such other information as AbbVie may reasonably request in connection with its evaluation of such data (“RA Complete Data Package”), all in a form that is in substantial conformity with the template set forth in Schedule 3.1.5.

3.1.6 SLE Complete Data Package. Within […***…] after database lock of the Phase 2 Clinical Study for the Lead Compound in the Field of SLE pursuant to the Initial Development Plan and Budget, Ablynx shall provide AbbVie with a completion report, which report shall include all Information, Clinical Data, SAS Charts and supporting documentation needed to support a decision on whether all Phase 2A SLE Success Criteria have been achieved, including, a finalized statistical analysis plan, along with a quality assurance statement certifying no quality issues limiting the validity of the Phase 2 Clinical Study in SLE were raised during the Conduct of such Phase 2 Clinical Study, and such other information as AbbVie may reasonably request in connection with its evaluation of such data (“SLE Complete Data Package”), all in a form that is in substantial conformity with the template set forth in Schedule 3.1.6).

3.1.7 RA Development Prior to In-Licensing. In the event AbbVie does not proceed with the In-Licensing in respect of RA after delivery of the RA Complete Data Package, then Ablynx, in its sole discretion, shall have the option, at its sole cost and expense, to further Develop the Licensed Compound for RA; provided, that Ablynx provides to AbbVie and the Parties mutually agree upon (i) a final budget incorporating all costs associated for such Development, (ii) the final protocol and a detailed synopsis for each Clinical Study for RA, (iii) the relevant success criteria for such Clinical Studies, and (iv) the tentative timelines to complete

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such Clinical Studies (collectively, the “RA Phase 3 Development Plan”). In the event the Parties are unable to agree despite good faith discussions upon the RA Phase 3 Development Plan, neither Party shall have the right to resolve the dispute unilaterally or through ADR and the proposed RA Phase 3 Development Plan shall be deemed rejected. Following initiation of the RA Phase 3 Development Plan (a) as part of the JDC meetings, Ablynx shall keep AbbVie regularly updated regarding the status, progress, timelines and clinically validated results for each Clinical Study for RA, and (b) any amendment to the RA Phase 3 Development Plan shall be discussed in good faith between the Parties, with Ablynx having the right to make the final determination with respect to such amendment, unless the amendment would affect or could reasonably be expected to affect AbbVie’s interests in the Initial Indications pursuant to this Agreement. If the Parties are unable to agree on whether an amendment to the RA Phase 3 Development Plan would affect or could reasonably be expected to affect AbbVie’s interests in the Initial Indications pursuant to this Agreement, then such amendment shall be referred to the JDC for further discussion. In the event the JDC is unable to agree upon a resolution for such amendment, then the dispute shall be resolved pursuant to Section 13.8. In the event AbbVie (1) proceeds with the In-Licensing following the receipt of the SLE Complete Data Package, and (2) subject to Section 6.2.1(iii)(c), moves forward with the Development of the Licensed Compound for RA (subsections (1) and (2), collectively, the “RA Election”), then, in addition to the milestone and royalty payment obligations set forth in Article 6 related to RA, AbbVie shall be required to pay Ablynx the RA Phase 3 Payment pursuant to Section 6.2.3. Upon AbbVie’s RA Election, AbbVie shall have the option to either (x) permit Ablynx to continue the Development activities pursuant to the RA Phase 3 Development Plan; provided, that the Parties shall negotiate in good faith the financial consideration to be provided to Ablynx for such services in accordance with the budget set forth in the RA Phase 3 Development Plan, or (y) take over the Development activities under the RA Phase 3 Development Plan and Ablynx shall effectuate and coordinate a smooth and efficient transition of relevant obligations and rights to AbbVie as reasonably necessary for AbbVie to Conduct and complete such Development activities. In the event AbbVie elects to take over Development activities under the RA Phase 3 Development Plan pursuant to subsection (y), AbbVie shall assume all costs related to the RA Phase 3 Development Plan that Ablynx has irrevocably committed to (as substantiated by written documentation) prior to the RA Election. For purposes of clarity, after AbbVie proceeds with the In-Licensing in respect of SLE, but has not yet proceeded with Development for RA, Ablynx shall have the right to continue Development pursuant to the RA Phase 3 Development Plan until all requirements of the RA Election have been fulfilled.

3.2 Development Plan for Initial Indications. Prior to completion of the Initial Development Activities, the JDC shall jointly develop the Development Plan for further Development (other than Development covered by the Initial Development Plan and Budget), which will occur after AbbVie proceeds with the In-Licensing, with respect to the Lead Compound for the Initial Indications. All Development activities, including any Clinical Studies, shall be designed and implemented so as to support the filing of Drug Approval Applications and the obtaining of Regulatory Approvals for the Licensed Product for the Initial Indications. Notwithstanding anything in Section 2.4 to the contrary, any disputes in the JDC regarding the details of the Development Plan will be finally determined by AbbVie at its sole discretion; provided, that the inclusion of any Development activities to be performed by Ablynx set forth in a Development Plan will require the prior written approval of Ablynx.

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3.3 Development Other than the Initial Development Activities. After AbbVie proceeds with the In-Licensing, and except as otherwise expressly set forth herein (i.e., with respect to the Initial Development Activities or the Development activities set forth in Sections Error! Reference source not found. and 3.1.7), AbbVie (itself or through its Affiliates or Sublicensees) shall have the sole right to Develop and Commercialize Licensed Compounds and Licensed Products in the Territory at its own cost and expense.

3.4 Diligence. Following the successful completion by Ablynx of the Initial Development Activities in accordance with the Initial Development Plan and Budget and AbbVie proceeding with the In-Licensing, AbbVie shall use Commercially Reasonable Efforts to obtain all Regulatory Approvals for the initial Licensed Product containing or comprising the Lead Compound for the Initial Indications in accordance with the applicable Development Plan.

3.5 Pre-Clinical and Clinical Supply of Licensed Compounds or Licensed Products; Subcontracting.

3.5.1 Supply. For the Initial Development Activities, Ablynx shall supply pre-clinical and clinical requirements, including the requirement for the initial Phase 3 campaign, of the Licensed Compounds or Licensed Products and placebo or other comparators for use by Ablynx in the Development of Licensed Compounds or Licensed Products as contemplated in the Initial Development Plan and Budget; provided, that Ablynx agrees AbbVie (or its Affiliate) shall have a right of first negotiation to Manufacture the Licensed Compounds or Licensed Products and placebo or other comparators for the initial Phase 3 campaign and the Parties shall negotiate in good faith the terms and conditions on which AbbVie (or its Affiliate) would supply such requirements. In the event, despite good faith negotiations, the Parties are unable to agree upon the terms and conditions of the supply arrangement for the initial Phase 3 campaign, then Ablynx would be free to negotiate and enter into a supply arrangement with a Third Party. After AbbVie proceeds with the In-Licensing and for Development activities subsequent to the Initial Development Activities, AbbVie shall supply pre-clinical and clinical requirements of the Licensed Compounds or Licensed Products and placebo or other comparators for use by AbbVie in the Development of Licensed Compounds or Licensed Products as contemplated in the Development Plan. If the Parties are unable to agree upon a supply arrangement for the initial Phase 3 campaign pursuant to the right of first negotiation set forth in this Section 3.5.1 and in order to ensure the continuity of Development of the Licensed Compound, as reasonably requested by AbbVie, Ablynx shall and shall use Commercially Reasonable Efforts to cause its Third Party Providers to enter into supply and any other relevant agreements with AbbVie to facilitate the transition of clinical supply responsibility to AbbVie after AbbVie proceeds with the In-Licensing, which agreements shall provide for Phase 3 and commercial clinical supply materials. Due to the lead-time for manufacturing, the initial Phase 3 clinical supply materials and associated manufacturing activities are set forth and included in the Initial Development Plan and Budget.

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3.5.2 Manufacture. The Party responsible for the Manufacture of the Licensed Compounds or Licensed Products and placebo or other comparators pursuant to Section 3.5.1 shall Manufacture pursuant to GMP.

3.5.3 Subcontracting. Each Party shall have the right to subcontract any of its Development activities to an Affiliate or Third Party (a “Third Party Provider”); provided, that with respect to a Third Party Provider, that if Ablynx is the subcontracting Party, Ablynx shall furnish AbbVie with advanced written notice thereof and an opportunity to consult regarding such subcontract, which notice shall specify the work to be subcontracted, and obtains a written undertaking from the Third Party Provider that it shall be subject to the applicable terms and conditions of this Agreement, including the intellectual property provisions of Article 7 and confidentiality provisions of Article 9. Further, Ablynx must obtain AbbVie’s prior written consent (not to be unreasonably withheld or delayed) for each Third Party Provider proposed by Ablynx that will provide services that would likely bridge the Initial Development Plan and Budget and the Development Plan (a period which is after AbbVie proceeds with the In-Licensing). […***…] develop a form of clinical study agreement and other form agreements (including supply, service, confidentiality, material transfer and research collaboration agreements) (“Development Activities Agreements”) to be entered into with Third Parties to govern such Third Parties’ performance of activities on Ablynx’s behalf under the Initial Development Plan and Budget. Ablynx shall ensure that any Development Activities Agreement that Ablynx negotiates shall not materially deviate from the forms agreed to by AbbVie without AbbVie’s prior review and written approval (not to be unreasonably withheld or delayed); provided, that Ablynx shall be allowed to make the final determination related to such material deviations for Development Activities Agreements that relate to the Initial Development Activities, except any material deviations to a Development Activities Agreement that relates to a material Initial Development Activity, including the engagement of any contract research organization for a Clinical Study or any contract manufacturer of drug substance or drug product, shall require the mutual agreement of the Parties. The Parties may agree that each Party shall appoint a contract coordinator to serve as such Party’s primary liaison with the other Party on matters relating to Development Activities Agreements. Each Party may replace its contract coordinator at any time by written notice to the other Party. In any case, if Ablynx requires any prior consent or approval from AbbVie under this Section 3.5.3, AbbVie shall provide notice of such consent or approval within […***…] from the date of request by Ablynx. In the event AbbVie does not provide notice within such […***…] period, then AbbVie will be deemed to have given its consent or approval. Notwithstanding Section 13.9, for purposes of this Section 3.5.3 AbbVie shall be permitted to provide notice via email.

3.5.4 Provision of Technology and Documentation.

(i) The JDC shall agree upon a reasonable timeline for the delivery by Ablynx to AbbVie of the Ablynx Know-How, Joint Know-How, and any other Information reasonably relating to the Licensed Compound or any Licensed Product (including all Information related to Manufacturing), to the extent not done so already and thereafter immediately upon the availability of such Regulatory Documentation, Ablynx Know-How, Joint Know-How, or other Information.

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(ii) Ablynx, […***…], shall provide AbbVie with all reasonable assistance required in order to transfer to AbbVie the Regulatory Documentation, Ablynx Know-How, Joint Know-How, and other Information required to be produced pursuant to clause (i) above, in each case in a timely manner. Without prejudice to the generality of the foregoing, if visits of Ablynx’s representatives to AbbVie’s facilities are reasonably requested by AbbVie for purposes of transferring the Regulatory Documentation, Ablynx Know-How, Joint Know-How, or other Information to AbbVie or for purposes of AbbVie acquiring expertise on the practical application of such Information or assisting on issues arising during such Exploitation, Ablynx shall send appropriate representatives to AbbVie’s facilities.

3.6 Development Costs Relating to Initial Development Activities. […***…]

3.7 Regulatory Matters.

3.7.1 Regulatory Activities.

(i) After AbbVie proceeds with the In-Licensing, AbbVie shall have the sole right to prepare, obtain, and maintain the Drug Approval Applications (including the setting of the overall regulatory strategy therefor), other regulatory approvals and other submissions, and to conduct communications with the Regulatory Authorities, for Licensed Compounds or Licensed Products in the Territory (which shall include filings of or with respect to INDs and other filings or communications with the Regulatory Authorities). Ablynx shall support AbbVie, as may be reasonably necessary, in obtaining Regulatory Approvals for the Licensed Products, and in the activities in support thereof, including providing necessary documents or other materials required by Applicable Law to obtain Regulatory Approvals, in each case in accordance with the terms and conditions of this Agreement and the applicable Development Plan. Notwithstanding the foregoing, Ablynx shall retain the right to prepare, obtain, and maintain all regulatory approvals and other submissions, and to conduct communications with the Regulatory Authorities for Licensed Compounds or Licensed Products in the Territory (which shall include filings of or with respect to INDs and other filings or communications with the Regulatory Authorities) solely for Ablynx to perform the Development activities undertaken pursuant to Sections 3.1.2, and 3.1.7.

(ii) Upon AbbVie proceeding with the In-Licensing, all Regulatory Documentation (including all Regulatory Approvals and Product Labeling) relating to the Licensed Compounds or Licensed Products with respect to the Territory shall be owned by, and shall be the sole property and held in the name of, AbbVie or its designated Affiliate, Sublicensee or designee. Upon AbbVie proceeding with the In-Licensing, Ablynx hereby assigns to AbbVie all of its right, title, and interest in and to all Existing Regulatory Documentation (including any existing Regulatory Approvals) and all other Regulatory Documentation Controlled by Ablynx from time to time during the Term and Ablynx shall execute and deliver, or cause to be duly executed and delivered, such instruments and shall do and cause to be done such acts and things, including the filing of such assignments, agreements, documents, and instruments, as may be necessary under, or as AbbVie may reasonably request in connection with, or to carry out more effectively the purpose of, or to better assure and confirm unto AbbVie its rights under, this Section 3.7.1. Notwithstanding the foregoing, Ablynx shall have the right to reference such Regulatory Documentation (including all Regulatory Approvals) relating to the Licensed Compounds or Licensed Products with respect to the Territory solely for Ablynx to perform the Development activities undertaken pursuant to Sections 3.1.2, and 3.1.7.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(iii) Commencing upon the assignment of an IND by Ablynx to AbbVie pursuant to Section 3.7.1(ii), AbbVie shall have the sole right and responsibility to maintain in its name such IND, and to conduct communications with the applicable Regulatory Authorities with respect to such IND. Without limiting the foregoing, AbbVie shall have the sole right and responsibility to prepare, obtain and maintain in its name all other INDs necessary to perform its obligations under the Development Plan, and to conduct communications with the applicable Regulatory Authorities with respect to such INDs. Notwithstanding the foregoing, Ablynx shall have the right and responsibility to maintain in its name an IND and to conduct communications with the applicable Regulatory Authorities with respect to such IND solely for Ablynx to perform the Development activities undertaken pursuant to Sections. 3.1.2, and 3.1.7.

(iv) AbbVie shall make every reasonable effort to notify Ablynx following its determination that any event, incident, or circumstance has occurred that may result in the need for a recall, market suspension, or market withdrawal of a Licensed Product in the Territory for the Initial Indications, and shall include in such notice the reasoning behind such determination, and any supporting facts. AbbVie (or its Sublicensee) shall have the right to make the final determination whether to voluntarily implement any such recall, market suspension, or market withdrawal in the Territory. If a recall, market suspension, or market withdrawal is mandated by a Regulatory Authority in the Territory, AbbVie (or its Sublicensee) shall initiate such a recall, market suspension, or market withdrawal in compliance with Applicable Law. For all recalls, market suspensions or market withdrawals undertaken pursuant to this Section 3.7.1(iv), AbbVie (or its Sublicensee) responsible for the recall, market suspension, or market withdrawal shall be solely responsible for the execution thereof, and Ablynx shall reasonably cooperate in all such recall efforts. Subject to Article 11, if and to the extent that a recall, market suspension, or market withdrawal resulted from a Party’s or its Affiliate’s breach of its obligations hereunder, or from such Party’s or its Affiliate’s negligence or willful misconduct, such Party shall bear the expense of such recall, market suspension, or market withdrawal.

3.7.2 Regulatory Data.

(i) Each Party shall promptly provide to the other Party access to, pursuant to Section 2.2.2(v), or copies of all non-clinical data and Clinical Data, and other Information, results, and analyses with respect to any Development activities that are Controlled by such Party or any of its Affiliates (collectively, “Regulatory Data”) when and as such Regulatory Data becomes available. Without limiting the foregoing, Ablynx shall, within […***…] Days of the Effective Date, provide to AbbVie, in such form and format as AbbVie may reasonably request, (a) copies of all correspondence, as of the Effective Date, to and from any Regulatory Authority that relates to the Licensed Compound or Licensed Product, and (b) all Regulatory Documentation then in Ablynx’s possession or under Ablynx’s Control.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii) Ablynx shall support AbbVie, as may be reasonably necessary or appropriate, in obtaining Regulatory Approval for the Licensed Compound or Licensed Products, including providing necessary documents or other materials required by Applicable Law to obtain Regulatory Approvals, in each case in accordance with the terms and conditions of this Agreement and any applicable Development Plan.

3.7.3 Interactions with Regulatory Authorities.

(i) Prior to AbbVie proceeding with the In-Licensing, Ablynx shall have responsibility for interacting (either itself or with the support of Third Party subcontractors) with Regulatory Authorities in each country, responding to inquiries of such Regulatory Authorities with regard to the Regulatory Documentation for the Lead Compound and filing all updates to Regulatory Documentation, such as periodic or ad-hoc safety update reports, supplements and amendments, as well as routine maintenance of the submissions of the Regulatory Documentation that must be provided with respect to the Ablynx products, if any, at periodic intervals to such Regulatory Authorities.

(ii) Prior to AbbVie proceeding with the In-Licensing, Ablynx shall provide AbbVie with prior notice, to the extent Ablynx has advance knowledge, of (a) any scheduled meeting, conference or discussion (including any advisory committee meetings) with any Regulatory Authority relating to the Lead Compound (including interactions with Regulatory Authorities related to the pediatric plan), and (b) any inspection by any Regulatory Authority of Ablynx or any Third Party Provider of Ablynx (to the extent Ablynx is aware of any such inspection) relating to the conduct of the Initial Development Plan and Budget, and in each case, to the extent permitted by the applicable Regulatory Authority, permit at least two (2) representatives of AbbVie to be present at such meeting, conference, discussion or inspection as a silent observer.

(iii) Prior to AbbVie proceeding with the In-Licensing, Ablynx shall provide AbbVie with an opportunity to review and comment on all Regulatory Documentation, including substantive correspondence, INDs, CTAs, Regulatory Authority meeting requests and briefing packages (e.g., EMA and FDA). Ablynx shall provide access to interim drafts of such Regulatory Documentation to AbbVie via access methods (such as secure databases) established by the JDC as soon as reasonably possible for its review and comment, and AbbVie shall provide its comments on final drafts of such Regulatory Documentation within […***…], or such other longer period of time as is mutually agreed to by the JDC. Ablynx shall consider in good faith any reasonable comments of AbbVie, provided they are made within the applicable timeframe established for AbbVie’s review in the prior sentence. If a Regulatory Authority establishes a response deadline for any Regulatory Documentation shorter than such […***…] period, Ablynx shall work cooperatively with AbbVie to ensure that AbbVie has a reasonable opportunity for review and comment within such deadline.

3.8 Product Recalls. Prior to AbbVie proceeding with the In-Licensing, in the event that a governmental entity issues a request, directive, or order, or Ablynx determines, in its sole discretion, to recall or retrieve some or all of the Lead Compound by way of a recall, market withdrawal or other corrective action (“Recall”), Ablynx shall, in cooperation with AbbVie, as reasonably requested by AbbVie, conduct such Recall (and any subsequent

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investigation by Ablynx into the cause of the Recall). Ablynx shall make every reasonable effort to notify AbbVie promptly following its determination that any event, incident, or circumstance has occurred that may result in a need for a Recall. Ablynx shall have the sole right to determine whether to conduct and control a Recall; provided, that to the extent practicable, Ablynx shall consult with AbbVie, through a special meeting of the JDC, prior to any implementation of any such Recall. If a Recall is mandated by a Regulatory Authority, Ablynx shall initiate such a Recall in compliance with Applicable Law. […***…].

3.9 Adverse Experiences. Prior to AbbVie proceeding with the In-Licensing, Ablynx shall have responsibility (either itself or with the support of Third Party subcontractors) for communications with all Regulatory Authorities regarding the safety of the Lead Compound, including submitting or causing to be submitted to all Regulatory Authorities reports of adverse experiences and other required safety information and reports in accordance with all requirements of Applicable Laws. Ablynx shall provide a copy of any and all such reports and other required safety information to AbbVie within […***…] after regulatory submission.

3.10 Compliance. Each Party shall perform or cause to be performed, any and all of its Development activities, including Initial Development Activities, in good scientific manner and in compliance with all Applicable Law.

3.11 Records.

3.11.1 Each of Ablynx and AbbVie shall, and shall ensure that its Third Party Providers, maintain records in sufficient detail and in good scientific manner appropriate for Patent and regulatory purposes, and in compliance with Applicable Law, which shall be complete and accurate and shall properly reflect all work done and results achieved in the performance of its designated Development activities which shall record only such activities and shall not include or be commingled with records of activities outside the scope of this Agreement. Such records shall be retained by Ablynx or AbbVie, as the case may be, for at least […***…] after the termination of this Agreement, or for such longer period as may be required by Applicable Law.

3.11.2 Each Party shall have the right, during normal business hours and upon reasonable notice, to inspect and copy all records of the other Party maintained pursuant to Section 3.11.1. The inspecting Party shall maintain such records and the Information disclosed therein in confidence in accordance with Article 9.

3.11.3 Without limiting Section 7.1, the JDC shall determine what reports shall be generated to track the Development activities, including the content and timing thereof. The Parties shall promptly share all such reports with the JDC.

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ARTICLE 4

CO-PROMOTION AND COMMERCIALIZATION

4.1 In General. Subject to Section 4.8.1, after AbbVie proceeds with the In-Licensing, AbbVie (itself or through its Affiliates or Sublicensees) shall have the sole right to Commercialize Licensed Compounds and Licensed Products in the Territory at its own cost and expense (except as otherwise expressly set forth herein).

4.2 Diligence. After AbbVie proceeds with the In-Licensing, AbbVie shall use Commercially Reasonable Efforts to Commercialize a Licensed Product for the Initial Indications in each Major Market following receipt of Regulatory Approval therefor in each such Major Market. For purposes of clarity, AbbVie shall not be obligated to Commercialize more than one (1) Licensed Product or any Licensed Product for more than the Initial Indications in any Major Market. Ablynx acknowledges and agrees that, in addition to the foregoing, (i) the Commercialization of Licensed Product may be delayed, suspended or otherwise modified by AbbVie in response to circumstances outside the reasonable control of AbbVie, including force majeure events and serious safety and efficacy issues, and (ii) AbbVie shall have the right to satisfy its diligence obligations under this Section 4.2 through its Affiliates or Sublicensees. If AbbVie decides to discontinue the Development or Commercialization of a Licensed Compound or Licensed Product in favor of another Licensed Compound or Licensed Product, its obligations under this Section 4.2 shall cease with respect to such initial Licensed Compound or Licensed Product in favor of such other Licensed Compound or Licensed Product. If at any time Ablynx has a reasonable basis to believe that AbbVie is in material breach of its obligations under this Section 4.2, then Ablynx shall so notify AbbVie, specifying the basis for its belief, and the Parties shall meet within […***…] after such notice to discuss in good faith Ablynx’s concerns and AbbVie’s Commercialization plans with respect to the Licensed Product.

4.3 Compliance with Applicable Law. Each Party shall, and shall cause its Affiliates to, comply in all material respects with all Applicable Law with respect to the Commercialization of Licensed Products.

4.4 Booking of Sales; Distribution. AbbVie shall have the sole right to invoice and book sales, establish all terms of sale (including pricing and discounts) and warehousing, and distribute the Licensed Products (including Co-Promotion Products) in the Territory and to perform or cause to be performed all related services. Except as provided under Section 3.8, AbbVie shall handle all returns, recalls, or withdrawals, order processing, invoicing, collection, distribution, and inventory management with respect to the Licensed Products (including pricing and discounts) in the Territory.

4.5 Product Trademarks. Subject to Section 4.6, AbbVie shall have the sole right to determine and own the Product Trademarks to be used with respect to the Exploitation of the Licensed Products on a worldwide basis. Ablynx shall not, and shall not permit its Affiliates to, (i) use in their respective businesses, any Trademark that is confusingly similar to, misleading or deceptive with respect to or that dilutes any (or any part) of the Product Trademarks, and (ii) do any act which endangers, destroys, or similarly affects the value of the goodwill pertaining to the Product Trademarks. Ablynx agrees, and shall cause its Affiliates, to conform (a) to the customary industry standards for the protection of Product Trademarks for products and such guidelines of AbbVie with respect to manner of use (as provided in writing by AbbVie) of the Product Trademarks, and (b) to maintain the quality standards of AbbVie with respect to the goods sold and services provided in connection with such Product Trademarks. Ablynx shall not do any act which endangers, destroys, or similarly affects the value of the goodwill pertaining to the Product Trademarks. Ablynx shall not, and shall not permit its Affiliates to, attack, dispute, or contest the validity of or ownership of such Product Trademark anywhere in the Territory or any registrations issued or issuing with respect thereto.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.6 Markings. To the extent required by Applicable Law in a country or other jurisdiction in the Territory, the promotional materials, and Product Labeling for the Licensed Products used by AbbVie and its Affiliates in connection with the Licensed Products in such country or other jurisdiction shall contain (i) the Ablynx Corporate Name, and (ii) the logo and corporate name of the manufacturer (if other than AbbVie or an Affiliate) (collectively, the “Markings”).

4.7 Commercial Supply of Licensed Compounds or Licensed Products.

4.7.1 Commercial Supply of Licensed Compounds or Licensed Products. After AbbVie proceeds with the In-Licensing, AbbVie shall have the sole right, at its expense, to Manufacture (or have Manufactured) and supply the Licensed Compound and Licensed Products for commercial sale in the Territory by AbbVie and its Affiliates and Sublicensees, except to the extent otherwise provided in the Initial Development Plan and Budget or any Development Plan. Notwithstanding the foregoing, AbbVie and Ablynx may enter into a supply agreement pursuant to which Ablynx shall supply to AbbVie the Licensed Compounds or Licensed Products as a second source (the “Supply Agreement”) in such quantities as AbbVie may order in accordance with the terms and conditions of such agreement. The Supply Agreement shall contain such pricing and terms as are reasonable and customary for similar supply agreements that shall be negotiated and agreed by the Parties in good faith.

4.7.2 Manufacturing Technology Transfer Upon AbbVie’s Request. After AbbVie proceeds with the In-Licensing, Ablynx shall provide, […***…] of support to effectuate the transfer to AbbVie or its designee (which designee may be an Affiliate or a Third Party Provider, and which Third Party Provider may be a backup manufacturer or a second manufacturer of Licensed Compound or Licensed Product) of all Ablynx Know-How relating to the then-current process for the Manufacture of the Licensed Compound and Licensed Products (the “Manufacturing Process”) and to implement the Manufacturing Process at facilities designated by AbbVie (such transfer and implementation, as more fully described in this Section 4.7.2, the “Manufacturing Technology Transfer”). In the event AbbVie requests additional support from Ablynx to effectuate the Manufacturing Technology Transfer, then any additional cost or expense shall be […***…]. Ablynx shall provide, and shall use Commercially Reasonable Efforts to cause its Third Party Providers to provide (including by using Commercially Reasonable Efforts to negotiate contractual obligations for such Third Party Providers to do so under agreements entered into following the Effective Date), all assistance requested by AbbVie to enable AbbVie (or its Affiliate or designated Third Party Provider, as applicable) to implement the Manufacturing Process at the facilities designated by AbbVie. If requested by AbbVie, such assistance shall include facilitating the entering into of agreements with applicable Third Party suppliers relating to the Licensed Compound and Licensed Products. Without limitation to the foregoing, in connection with each Manufacturing Technology Transfer:

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(i) Ablynx shall make available, and shall use Commercially Reasonable Efforts to cause its Third Party Providers to make available (including by using Commercially Reasonable Efforts to negotiate contractual obligations for such Third Party Providers to do so under agreements entered into following the Effective Date), to AbbVie (or its Affiliate or designated Third Party Provider, as applicable) from time to time as AbbVie may request, all Manufacturing-related Ablynx Know-How, Information and materials relating to the Manufacturing Process, and all documentation constituting material support, performance advice, shop practice, standard operating procedures, specifications as to materials to be used and control methods, that are reasonably necessary or useful to enable AbbVie (or its Affiliate or designated Third Party Provider, as applicable) to use and practice the Manufacturing Process;

(ii) Ablynx shall cause all appropriate employees and representatives of Ablynx and its Affiliates to meet with, and shall use Commercially Reasonable Efforts to cause all appropriate employees and representatives of its Third Party Providers to meet with (including by using Commercially Reasonable Efforts to negotiate contractual obligations for such Third Party manufacturers to do so under agreements entered into following the Effective Date), employees or representatives of AbbVie (or its Affiliate or designated Third Party Provider, as applicable) at the applicable manufacturing facility at mutually convenient times to assist with the working up and use of the Manufacturing Process and with the training of the personnel of AbbVie (or its Affiliate or designated Third Party Provider, as applicable) to the extent reasonably necessary or useful to enable AbbVie (or its Affiliate or designated Third Party Provider, as applicable) to use and practice the Manufacturing Process;

(iii) Without limiting the generality of clause (ii) above, Ablynx shall cause all appropriate analytical and quality control laboratory employees and representatives of Ablynx and its Affiliates to meet with, and shall use Commercially Reasonable Efforts to cause all appropriate analytical and quality control employees and representatives of its Third Party Providers to meet with (including by using Commercially Reasonable Efforts to negotiate contractual obligations for such Third Party Providers to do so under agreements entered into following the Effective Date), employees or representatives of AbbVie (or its Affiliate or designated Third Party Provider, as applicable) at the applicable manufacturing facility and make available all necessary equipment, at mutually convenient times, to support and execute the transfer of all applicable analytical methods and the validation thereof (including, all applicable Ablynx Know-How, methods, validation documents and other documentation, materials and sufficient supplies of all primary and other reference standards);

(iv) Ablynx shall take such steps, and shall use Commercially Reasonable Efforts to cause its Third Party Providers to take such steps (including by using Commercially Reasonable Efforts to negotiate contractual obligations for such Third Party Providers to do so under agreements entered into following the Effective Date), as are reasonably necessary or useful to assist in reasonable respects AbbVie (or its Affiliate or designated Third Party manufacturer, as applicable) in obtaining any necessary licenses, permits or approvals from Regulatory Authorities with respect to the Manufacture of the Licensed Compound and Licensed Products at the applicable facilities; and

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(v) Ablynx shall provide, and shall use Commercially Reasonable Efforts to cause its Third Party Providers to provide (including by using Commercially Reasonable Efforts to negotiate contractual obligations for such Third Party manufacturers to do so under agreements entered into following the Effective Date), such other assistance as AbbVie (or its Affiliate or designated Third Party Provider, as applicable) may reasonably request to enable AbbVie (or its Affiliate or designated Third Party Provider, as applicable) to use and practice the Manufacturing Process and otherwise to Manufacture Licensed Compounds and Licensed Products.

Notwithstanding the foregoing, it is acknowledged and agreed that (i) Ablynx may not be able, and if so will not be required, to oblige its Third Party Providers to disclose to AbbVie any know-how or information that is confidential and/or proprietary to such Third Party Providers, or (ii) Ablynx’s Third Party Providers may require that any disclosure to AbbVie of any know-how or information that is confidential and/or proprietary to such Third Party Providers takes place under prior written obligations of confidentiality entered into between AbbVie and such Third Party Providers.

4.7.3 Subsequent Manufacturing Technology Transfer. Without limiting the foregoing, if Ablynx makes any invention, discovery, or improvement relating to the Manufacture of a Licensed Compound or a Licensed Product during the Term, Ablynx shall promptly disclose such invention, discovery, or improvement to AbbVie, and shall, at AbbVie’s request, perform a technology transfer with respect to such invention, discovery, or improvement in the same manner as provided in Section 4.7.2.

4.8 Co-Promotion Option.

4.8.1 Co-Promotion Option. Without limitation to AbbVie’s rights under Section 5.4 outside the Co-Promotion Territory, Ablynx shall have the exclusive right to elect to assume […***…] percent ([…***…]%) of the co-promotion effort for the Licensed Product containing the Lead Compound in the Co-Promotion Territory (the “Co-Promotion Option”) for which such Licensed Product receives Regulatory Approval in the Co-Promotion Territory, if any (the “Co-Promotion Product”). AbbVie shall provide Ablynx with at least […***…] prior written notice of its anticipated filing date for its Drug Approval Application with the applicable Regulatory Authority in the Co-Promotion Territory.

4.8.2 Notice. In order to exercise the Co-Promotion Option, no later than […***…] after AbbVie delivers the written notice pursuant to Section 4.8.1, Ablynx must provide AbbVie with written notice of its election to exercise the Co-Promotion Option.

4.8.3 Terms of the Co-Promotion Agreement. The terms and conditions of such co-promotion arrangement, including the percentage of the total Details in the Co-Promotion Territory to be provided by Ablynx, shall be set forth in a co-promotion agreement (the “Co-Promotion Agreement”) to be entered into between the Parties as set forth in this Section 4.8.3. Upon delivery by Ablynx of the notice set forth in Section 4.8.2, the Parties shall negotiate the Co-Promotion Agreement reasonably and in good faith and with such diligence as is required to execute and deliver the Co-Promotion Agreement by the date that is […***…] prior to the anticipated filing of the first Drug Approval Application with the

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applicable Regulatory Authority in any country in the Co-Promotion Territory (or with the EMA with respect to the Centralized Approval Procedure), or such other period as the Parties may agree in writing. If Ablynx exercises the Co-Promotion Option for the Co-Promotion Territory, such co-promotion by the Ablynx’s sales force shall be operated and managed in a manner similar to the manner in which AbbVie would operate and manage a co-promotion program with a contract sales force. The Co-Promotion Agreement shall include such provisions as are usual and customary in AbbVie’s contract sales force agreements, including with respect to diligence obligations of Ablynx, […***…]. Under the Co-Promotion Agreement, AbbVie shall have the right to make all final decisions with respect to the co-promotion arrangement, including the promotional materials to be used, the training and testing applicable to such sales representatives, and restrictions with respect to the ability of such sales representatives to Detail other products. For purposes of this Agreement, “co-promote” or “co-promotion” means the Detailing of all Co-Promotion Products by Ablynx or its Affiliates under the relevant Regulatory Approval and the Product Trademarks, and shall not mean the sale or distribution of any Co-Promotion Product by Ablynx or its Affiliates.

4.8.4 Co-Promotion Plan. The Commercialization of the Co-Promotion Product(s) in the Co-Promotion Territory shall be conducted pursuant to a comprehensive multi-year plan (the “Co-Promotion Plan”). At least […***…] prior to the anticipated date of the First Commercial Sale of the Co-Promotion Product, AbbVie shall propose to the JCC the initial Co-Promotion Plan. The Co-Promotion Plan shall allocate responsibility for such Commercialization activities among the Parties. The JCC shall review and approve the Co-Promotion Plan within […***…] after receipt.

ARTICLE 5

GRANT OF RIGHTS

5.1 AbbVie Review Rights and In-Licensing. Ablynx hereby grants to AbbVie the exclusive right to obtain the licenses set forth in Section 5.2 as follows: (i) upon AbbVie’s receipt of the RA Complete Data Package pursuant to Section 3.1.5, AbbVie shall have […***…] (the “RA Review Period”) to review and assess the RA Complete Data Package and to make a good faith determination of whether all Phase 2B RA Success Criteria have been achieved, and, no later than at the end of the RA Review Period, AbbVie shall notify Ablynx of such determination by providing written notice to Ablynx (the “RA Review Notice”), and (ii) upon AbbVie’s receipt of the SLE Complete Data Package pursuant to Section 3.1.6, AbbVie shall have […***…] (the “SLE Review Period”) to review and assess the SLE Complete Data Package and to make a good faith determination of whether all Phase 2A SLE Success Criteria have been achieved, and, no later than at the end of the SLE Review Period, AbbVie shall notify Ablynx of such determination by providing written notice to Ablynx (the “SLE Review Notice”).

5.1.1 If AbbVie notifies Ablynx through either the RA Review Notice or SLE Review Notice that the Phase 2B RA Success Criteria or the Phase 2A SLE Success Criteria have been achieved, as applicable, then, by providing such Review Notice and as of the date thereof, AbbVie shall be deemed to have been granted the licenses set forth in Section 5.2 (the

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“In-Licensing”). For purposes of clarity, (i) subject to Section 5.1, AbbVie shall be required to proceed with the In-Licensing in a Review Notice in the event either the Phase 2A SLE Success Criteria or the Phase 2B RA Success Criteria, as applicable, are achieved, and (ii) the In-Licensing shall be deemed to occur upon the first Review Notice indicating AbbVie’s intention to proceed with the In-Licensing and the notification obligations set forth in Section 5.1 shall not apply to the extent AbbVie has already proceeded with the In-Licensing. Notwithstanding the foregoing, AbbVie, in its sole discretion, shall have the right to proceed with the In-Licensing by indicating such intent in a Review Notice irrespective of whether the Phase 2B RA Success Criteria or the Phase 2A SLE Success Criteria have been achieved.

5.1.2 If AbbVie (i) notifies Ablynx through the RA Review Notice and SLE Review Notice, respectively, that the Phase 2B RA Success Criteria and the Phase 2A SLE Success Criteria, respectively, have not been achieved and AbbVie does not otherwise intend to proceed with the In-Licensing, or (ii) does not provide the last Review Notice required under Section 5.1.1 prior to the expiration of the final Review Period and has not otherwise proceeded with the In-Licensing, then, in each case, the Agreement shall be terminated as set forth in Section 12.3.1.

5.2 Grants to AbbVie. Subject to the prerequisites and restrictions of Sections 5.1 and 5.4, Ablynx (on behalf of itself and its Affiliates) hereby grants to AbbVie upon proceeding with the In-Licensing:

5.2.1 an exclusive (including with regard to Ablynx and its Affiliates except as provided in Section 5.7) license (or sublicense as the case may be), with the right to grant sublicenses in accordance with Section 5.4, under the Ablynx Product Patents, the Ablynx Know-How, and Ablynx’s interests in the Joint Patents and the Joint Know-How, to Exploit the Licensed Compound and Licensed Products in the Field in the Territory;

5.2.2 an exclusive (including with regard to Ablynx and its Affiliates except as provided in Section 5.7) license with respect to an anti-IL6R Nanobody, with the right to grant sublicenses in accordance with Section 5.4, under the Ablynx Nanobody Patents, solely to Exploit the Licensed Compound and Licensed Products in the Field in the Territory;

5.2.3 an exclusive (including with regard to Ablynx and its Affiliates except as provided in Section 5.7) license and right of reference, with the right to grant sublicenses and further rights of reference in accordance with Section 5.4, under the Regulatory Approvals and any other Regulatory Documentation that Ablynx or its Affiliates may Control with respect to the Licensed Compounds or Licensed Products as necessary for purposes of Exploiting the Licensed Compound and Licensed Products in the Field in the Territory; and

5.2.4 Subject to Section 7.1.5, a non-exclusive license, with the right to grant sublicenses in accordance with Section 5.4, to use Ablynx Corporate Names solely as required to Exploit the Licensed Compounds or Licensed Products in the Field in the Territory and for no other purpose.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.3 Grants to Ablynx. AbbVie grants to Ablynx:

5.3.1 a non-exclusive, royalty-free license, without the right to grant sublicenses, under the AbbVie Patents, the AbbVie Know-How, and AbbVie’s interests in the Joint Patents and the Joint Know-How, to Develop the Licensed Compounds or Licensed Products solely for purposes of performing its obligations as set forth in, and subject to, the Initial Development Plan and Budget and each applicable Development Plan;

5.3.2 a non-exclusive, royalty-free license, without the right to grant sublicenses, under the AbbVie Patents, the AbbVie Know-How, and AbbVie’s interests in the Joint Patents and the Joint Know-How, to Manufacture (or have Manufactured) Licensed Compound and Licensed Products solely for purposes of performing its obligations as set forth in, and subject to, the Initial Development Plan and Budget and each applicable Development Plan and under the Supply Agreement (if and as applicable);

5.3.3 subject to Section, a non-exclusive, royalty-free license or sublicense (as the case may be), without the right to grant sublicenses (other than to subcontractors of Ablynx for the activities referred to in Section), under the Abbvie Patents, the Abbvie Know-How, AbbVie’s interests in the Joint Patents and the Joint Know-How and license grants set forth in Sections 5.2.1, 5.2.2 and 5.2.3, to Develop the Licensed Compounds or Licensed Products solely for purposes of performing its obligations as set forth in, and subject to, the […***…] Development Plan;

5.3.4 subject to Section 3.1.7, a non-exclusive, royalty-free license or sublicense (as the case may be), without the right to grant sublicenses (other than to subcontractors of Ablynx for the activities referred to in Section 3.1.7), under the Abbvie Patents, the Abbvie Know-How, and AbbVie’s interests in the Joint Patents and the Joint Know-How and license grants set forth in Sections 5.2.1, 5.2.2 and 5.2.3, to Develop the Licensed Compounds or Licensed Products solely for purposes of performing its obligations as set forth in, and subject to, the RA Phase 3 Development Plan; and

5.3.5 subject to Section 4.8, upon exercise by Ablynx of the Co-Promotion Option, a non-exclusive, royalty-free license or sublicense (as the case may be), without the right to grant sublicenses, under the Abbvie Patents and AbbVie’s interests in the Joint Patents and license grants set forth in Sections 5.2.1, 5.2.2 and 5.2.3, solely for the purposes of performing its obligations as set forth in the Co-Promotion Plan for the Co-Promotion Products in the Co-Promotion Territory, all in accordance with the Co-Promotion Agreement.

For purposes of clarity, to the extent the license grants set forth in Sections 5.3.3 and 5.3.4 are granted to Ablynx, such grants shall terminate immediately upon completion or termination of Ablynx’s activities pursuant to the […***…] Development Plan or RA Phase 3 Development Plan, respectively.

5.4 Sublicenses. AbbVie shall have the right to grant sublicenses (or further rights of reference), in its sole discretion, […***…], under the licenses and rights of reference granted in Section 5.2, to its Affiliates and other Persons; provided, that any such sublicenses shall be consistent with the terms and conditions of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.5 Distributorships. AbbVie shall have the right, in its sole discretion, to appoint its Affiliates, and AbbVie and its Affiliates shall have the right, in their sole discretion, to appoint any other Persons, in the Territory or in any country or other jurisdiction of the Territory, to distribute, market, and sell the Licensed Products (with or without packaging rights), in circumstances where the Person purchases its requirements of Licensed Products from AbbVie or its Affiliates. Where AbbVie or its Affiliates appoints such a Person and such Person is not an Affiliate of AbbVie, that Person shall be a “Distributor” for purposes of this Agreement. The term “packaging rights” in this Section 5.5 means the right for the Distributor to package Licensed Products supplied in unpackaged bulk form into individual ready-for-sale packs.

5.6 Co-Promotion Rights. For purposes of clarity, subject to the Co-Promotion pursuant to Section 4.8.1, AbbVie and its Affiliates shall have the right, in their sole discretion, to co-promote the Licensed Products with any other Person(s), or to appoint one (1) or more Third Parties to promote the Licensed Products without AbbVie in all or any part of the Territory.

5.7 Retention of Rights.

5.7.1 Notwithstanding the exclusive licenses granted to AbbVie pursuant to Section 5.2, Ablynx retains the right to practice under the Ablynx Patents, the Ablynx Know-How, Ablynx’s interests in the Joint Patents and the Joint Know-How, Regulatory Approvals and any other Regulatory Documentation to perform (and to sublicense Third Parties to perform (as permitted hereunder) the activities as set forth in Sections and 3.1.7 and its obligations under this Agreement (including Development, Detailing a Co-Promotion Product, and the making or having made and supply of Licensed Compound and Licensed Product to AbbVie, as applicable). Except as expressly provided herein with respect to the Licensed Compounds, Ablynx grants no other right or license, including any rights or licenses to the Ablynx Patents, the Ablynx Know-How, the Regulatory Documentation, the Ablynx Corporate Names, or any other Patent or intellectual property rights not otherwise expressly granted herein.

5.7.2 Except as expressly provided herein, AbbVie grants no other right or license, including any rights or licenses to the AbbVie Patents, the AbbVie Know-How, the Regulatory Documentation, or any other Patent or intellectual property rights not otherwise expressly granted herein.

5.8 Confirmatory Patent License. Ablynx shall, if requested to do so by AbbVie, immediately enter into confirmatory license agreements in the form or substantially the form reasonably requested by AbbVie for purposes of recording the licenses granted under this Agreement with such patent offices in the Territory as AbbVie considers appropriate. Until the execution of any such confirmatory licenses, so far as may be legally possible and subject to the provisions of Article 7, Ablynx and AbbVie shall have the same rights in respect of the Ablynx Patents and be under the same obligations to each other in all respects as if the said confirmatory licenses had been executed.

5.9 Exclusivity with Respect to the Territory. During the Term, […***…].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.10 Third Party In-License Agreements.

5.10.1 During the Term, neither Ablynx nor any of its Affiliates shall, without AbbVie’s prior written consent, enter into any agreement with a Third Party related to Information concerning the Licensed Product or Licensed Compound, Regulatory Documentation or Ablynx Product Patents and Ablynx shall consult with AbbVie and seek AbbVie’s comments on all draft proposals exchanged between Ablynx and the prospective licensor with respect to any such agreement. Notwithstanding the foregoing, Ablynx’s obligations set forth in this Section 5.10 shall not apply to the Ablynx Nanobody Patents; […***…].

5.10.2 If Ablynx or any of its Affiliates are a party to a license, sublicense or other agreement for additional rights, with the right to sublicense, under the Ablynx Product Patents or Information to make, use, sell, offer to sell or import the Licensed Compound or Licensed Product, or as permitted in Section 5.10.1, then Ablynx shall inform AbbVie and shall provide AbbVie with a copy of such license, sublicense, or other agreement (“Proposed Future Third Party In-Licensed Rights”).

5.10.3 If AbbVie notifies Ablynx that it wishes to be bound by or assume the rights and obligations of the Proposed Future Third Party In-Licensed Rights as they apply to AbbVie and this Agreement, then the Proposed Future Third Party In-Licensed Rights shall automatically be included in the Ablynx Patents or Ablynx Know-How (as applicable) hereunder and AbbVie agrees to abide by all applicable terms and conditions of such license, sublicense or other agreement, as it relates to AbbVie and this Agreement.

5.10.4 If AbbVie declines to be bound by or assume the rights and obligations of the Proposed Future Third Party In-Licensed Rights as they apply to AbbVie and this Agreement, AbbVie may in its discretion negotiate and conclude a separate agreement with the applicable licensor.

5.10.5 Notwithstanding the foregoing, the Parties acknowledge and agree that in the event of a Change in Control of Ablynx, the provisions of Sections 5.10.3 and 5.10.4 shall automatically terminate upon the consummation of such Change in Control transaction.

ARTICLE 6

PAYMENTS AND RECORDS

6.1 Upfront Payment. No later than […***…] following the Effective Date, in consideration for entering into the collaboration with Ablynx and the rights granted by Ablynx to AbbVie pursuant to this Agreement, including those set forth in Section 5.2, AbbVie shall pay Ablynx a one-time, non-refundable, upfront amount equal to One Hundred Seventy-Five Million Dollars ($175,000,000.00). The foregoing sentence shall not be interpreted to limit AbbVie’s right to seek damages for Ablynx’s material breach of this Agreement. Such payment shall be non-creditable against any other payments due hereunder.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.2 Development Payments.

6.2.1 In-Licensing Payment. No later than […***…] following AbbVie’s delivery of the RA Review Notice indicating the In-Licensing, AbbVie shall pay Ablynx a one-time amount equal to Seventy-Five Million Dollars ($75,000,000.00). In the event (i) AbbVie (a) has not proceeded with the In-Licensing after receipt of the RA Complete Data Package, and (b) subsequently provides the SLE Review Notice proceeding with the In-Licensing, then AbbVie shall pay Ablynx a one-time amount equal to Twenty-Five Million Dollars ($25,000,000.00) within […***…] following delivery of such SLE Review Notice, or (ii) AbbVie (a) has already proceeded with the In-Licensing, and (b) AbbVie indicates in the SLE Review Notice that the Phase 2A SLE Success Criteria have been achieved, or within […***…] of Abbvie proceeding with the In-Licensing, AbbVie otherwise Develops the Licensed Compound for SLE irrespective of achieving the Phase 2A SLE Success Criteria, then AbbVie shall pay Ablynx a one-time amount equal to Twenty-Five Million Dollars ($25,000,000.00) within […***…] following (x) delivery of such SLE Review Notice, or (y) initiation of Development activities in connection with the Licensed Compound for SLE, as applicable. In addition, in the event (iii) AbbVie (a) has not proceeded with the In-Licensing after receipt of the RA Complete Data Package, and (b) subsequently provides the SLE Review Notice proceeding with the In-Licensing, and (c) within […***…] of Abbvie proceeding with the In-Licensing, AbbVie otherwise Develops the Licensed Compound for RA (1) irrespective of achieving the Phase 2B RA Success Criteria, or (2) pursuant to the RA Phase 3 Development Plan, then, AbbVie shall pay Ablynx a one-time amount equal to Seventy-Five Million Dollars ($75,000,000.00) within […***…] following initiation of Development activities in connection with the Licensed Compound for RA, as applicable. For purposes of clarity, the maximum aggregate amount payable by AbbVie pursuant to this Section 6.2.1 is One Hundred Million Dollars ($100,000,000.00).

6.2.2 […***…] Payment. Subject to Section, AbbVie shall pay Ablynx a one-time amount equal to […***…] percent ([…***…]%) of the actual Development costs Ablynx incurred pursuant to the […***…] Development Plan (“[…***…] Payment”). The […***…] Payment shall be paid no later than […***…] following AbbVie proceeding with the In-Licensing. For purposes of clarity, (i) AbbVie shall not be required to pay the […***…] Payment to Ablynx in the event any of the requirements set forth in Section are not fulfilled, and (ii) in no event shall the actual Development costs for the […***…] indication exceed the mutually agreed upon budget set forth in the […***…] Development Plan.

6.2.3 RA Phase 3 Payment. Subject to Section 3.1.7, AbbVie shall pay Ablynx a one-time amount equal to […***…] percent ([…***…]%) of the actual Development costs incurred by Ablynx pursuant to the RA Phase 3 Development Plan through the later of the date AbbVie (i) proceeds with the In-Licensing, or (ii) subject to Section 6.2.1(iii)(c), initiates Development of the Licensed Compound for RA (“RA Phase 3 Payment”). The RA Phase 3 Payment shall be paid no later than […***…] following completion of each of the requirements of the RA Election. For purposes of clarity, (i) AbbVie shall not be required to pay the RA Phase 3 Payment to Ablynx in the event all the requirements of the RA Election are not fulfilled, and (ii) in no event shall the actual Development costs for RA exceed the mutually agreed upon budget set forth in the RA Phase 3 Development Plan.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.3 Regulatory Milestones. In consideration of the rights granted by Ablynx to AbbVie hereunder for the Lead Compound and subject to the terms and conditions set forth in this Agreement, AbbVie shall pay to Ablynx a milestone payment within […***…] after the achievement of each of the following milestones, calculated as follows:

6.3.1 Upon […***…] Dollars ($[…***…]);

6.3.2 Upon […***…] Dollars ($[…***…]);

6.3.3 Upon […***…] Dollars ($[…***…]);

6.3.4 Upon […***…] Dollars ($[…***…]), such milestone being payable as set forth in Section 6.3.14;

6.3.5 Upon […***…] Dollars ($[…***…]);

6.3.6 Upon […***…] Dollars ($[…***…]);

6.3.7 Upon […***…] Dollars ($[…***…]);

6.3.8 Upon […***…] Dollars ($[…***…]);

6.3.9 Upon […***…] Dollars ($[…***…]), such milestone being payable as set forth in Section 6.3.14;

6.3.10 Upon […***…] Dollars ($[…***…]);

6.3.11 Upon […***…] Dollars ($[…***…]); provided, that the milestone under this Section 6.3.11 is payable only once (i.e. only for the first Additional Major Indication or Additional Indication for which the milestone is reached);

6.3.12 Upon […***…] Dollars ($[…***…], such milestone being payable as set forth in Section 6.3.14 and; provided, that the milestone under this Section 6.3.12 is payable only once (i.e. only for the first […***…] for which the milestone is reached); and

6.3.13 Upon […***…] Dollars ($[…***…]); provided, that the milestone under this Section 6.3.13 is payable only once (i.e. only for the first […***…] for which the milestone is reached).

6.3.14 The milestone payments set forth in Sections 6.3.4, 6.3.9 and 6.3.12, respectively, shall be payable in […***…] percent ([…***…]%) […***…] upon the achievement of the Regulatory Approval on a country-by-country or jurisdiction-by-jurisdiction basis in each of the following countries or jurisdictions: […***…] and […***…]. For example, if Regulatory Approval for […***…] is achieved in […***…], Ablynx would be entitled to payment of […***…] percent ([…***…]%) of the […***…] Dollars ($[…***…]) regulatory milestone, or […***…] Dollars ($[…***…]); provided, that the remaining […***…] Dollars ($[…***…]) would be payable in increments of […***…] ($[…***…]) per country upon Regulatory Approval in each of […***…] and […***…], respectively.

Each milestone payment in this Section 6.3 shall be payable only upon the first achievement of such milestone and no amounts shall be due for subsequent or repeated achievements of such milestone, whether for the same or a different Licensed Compound or Licensed Product. For purposes of clarity, the maximum aggregate amount payable by AbbVie pursuant to this Section 6.3 is […***…] Dollars ($[…***…]).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.4 Sales-Based Milestones.

6.4.1 In consideration of the license rights granted by Ablynx to AbbVie hereunder, subject to Section 6.4.2, if the Net Sales of a particular Licensed Product made by AbbVie or any of its Affiliates or Sublicensees in a given Calendar Year exceeds a threshold (each, an “Annual Net Sales Milestone Threshold”) set forth in the left-hand column of the table immediately below (the “Annual Net Sales-Based Milestone Table”), AbbVie shall pay to Ablynx a milestone payment (each, an “Annual Net Sales-Based Milestone Payment”) in the corresponding amount set forth in the right-hand column of the Annual Net Sales-Based Milestone Table. If in a given Calendar Year more than one (1) Annual Net Sales Milestone Threshold is exceeded, AbbVie shall pay to Ablynx a separate Annual Net Sales-Based Milestone Payment with respect to each Annual Net Sales Milestone Threshold that is exceeded in such Calendar Year. Each such milestone payment shall be due within […***…] of the end of the Calendar Year in which such milestone was achieved (each, an “Annual Net Sales-Based Milestone Payment Date”).

Threshold Annual Net Sales Levels	Payment Amount
Equal to or Greater than [...***...] Dollars ($[...***...])	$[...***...]

Equal to or Greater than [...***...] Dollars ($[...***...])	$[...***...]

Equal to or Greater than [...***...] Dollars ($[...***...])	$[...***...]

6.4.2 Notwithstanding anything contained in Section 6.4.1, each milestone payment in this Section 6.4 shall be payable only upon the first achievement of such milestone, and no amounts shall be due for subsequent or repeated achievements of such milestone in subsequent Calendar Years. For example, if in the first Calendar Year after the First Commercial Sale Net Sales equal […***…] Dollars ($[…***…]), then an Annual Net Sales-Based Milestone Payment of […***…] Dollars ($[…***…]) would be paid. If in the second Calendar Year after the First Commercial Sale Net Sales equal […***…]Dollars ($[…***…]), then no Annual Net Sales-Based Milestone Payment would be paid. If in the third Calendar Year after the First Commercial Sale Net Sales equal […***…]Dollars ($[…***…]), then no Annual Net Sales-Based Milestone Payment would be paid. If in the fourth Calendar Year after the First Commercial Sale Net Sales equal […***…] Dollars ($[…***…]), then an Annual Net

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Sales-Based Milestone Payment of […***…] Dollars ($[…***…]) would be paid. If in the fifth Calendar Year after the First Commercial Sale Net Sales equal […***…] Dollars ($[…***…]), then an Annual Net Sales-Based Milestone Payment of […***…] Dollars ($[…***…]) would be paid and no additional Annual Net Sales-Based Milestone Payment would be paid subsequently. For purposes of clarity, the maximum aggregate amount payable by AbbVie pursuant to this Section 6.4 is […***…] Dollars ($[…***…]).

6.5 Royalties.

6.5.1 Royalty Rates for Licensed Product Containing the Lead Compound. As further consideration for the rights granted to AbbVie hereunder, subject to Section 6.5.3, commencing upon the First Commercial Sale of a Licensed Product containing the Lead Compound in the Royalty Territory, on a Licensed Product-by-Licensed Product basis, AbbVie shall pay to Ablynx a royalty on Net Sales of each Licensed Product containing the Lead Compound in the Royalty Territory (excluding Net Sales of each such Licensed Product containing the Lead Compound in any country or other jurisdiction in the Royalty Territory for which the Royalty Term for such Licensed Product containing the Lead Compound in such country or other jurisdiction has expired) during each Calendar Year at the following rates:

Net Sales in the Royalty Territory of each Licensed Product containing the Lead Compound	Royalty Rate
[…***…]	[…***…]%
[…***…]	[…***…]%
[…***…]	[…***…]%

With respect to each Licensed Product in each country or jurisdiction in the Royalty Territory, from and after the expiration of the Royalty Term for such Licensed Product in such country or jurisdiction, Net Sales of such Licensed Product in such country or jurisdiction shall be excluded for purposes of calculating the Net Sales thresholds and ceilings set forth in this Section 6.5.1. In the event Ablynx exercises the Co-Promotion Option, any amount of Net Sales attributable to sales of the Co-Promotion Products (if any) in the Co-Promotion Territory during the applicable Royalty Term shall be included in aggregate Net Sales for purposes of this Section 6.5.1 and such sales shall be subject to the royalties set forth in this Section 6.5.1.

6.5.2 Royalty Term. AbbVie shall have no obligation to pay any royalty with respect to Net Sales of any Licensed Product in any country or other jurisdiction after the Royalty Term for such Licensed Product in such country or other jurisdiction has expired.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.5.3 Reductions. Notwithstanding the foregoing:

(i) in the event that in any country or other jurisdiction in the Royalty Territory during the Royalty Term for a Licensed Product there is Generic Competition resulting in […***…];

(ii) […***…]; and

(iii) if, and in such case from and after the date on which, a Licensed Product is Exploited in a country or other jurisdiction and the making, using, offer for sale, or sale of such Licensed Product sold in such country or other jurisdiction is not covered by a Valid Claim of a Ablynx Patent, then the royalty rates set forth in Section 6.5.1 with respect to such sales of Licensed Product in such country or other jurisdiction (for purposes of calculations under Sections 6.5.1), each shall be reduced by […***…] percent ([…***…]%).

In no case shall any deductions allowable under subsections (i) through (iii) and Sections 7.4 and 7.5.5, alone or cumulatively, reduce the royalties paid to Ablynx by more than […***…] percent ([…***…]%) of the royalties due under Section 6.5.1; […***…]. Notwithstanding the foregoing, (a) […***…], and (b) if a court or a governmental agency of competent jurisdiction requires AbbVie or any of its Affiliates or Sublicensees to grant a compulsory license to a Third Party permitting such Third Party to make and sell a Licensed Product in a country or other jurisdiction in the Royalty Territory, then, for the purposes of calculating the royalties payable with respect to such Licensed Product under Sections 6.5.1, […***…].

6.6 Royalty Payments and Reports. AbbVie shall calculate all amounts payable to Ablynx pursuant to Section 6.5 at the end of each Calendar Quarter, which amounts shall be converted to Dollars, in accordance with Section 6.7. AbbVie shall pay to Ablynx the royalty amounts due with respect to a given Calendar Quarter within […***…] after the end of such Calendar Quarter. Each payment of royalties due to Ablynx shall be accompanied by a statement of the amount of Net Sales of each Licensed Product in each country or other jurisdiction of the Royalty Territory during the applicable Calendar Quarter (including such amounts expressed in local currency and as converted to Dollars) and a calculation of the amount of royalty payment due on such Net Sales for such Calendar Quarter (including any deductions or offsets applied by AbbVie in accordance with Section 6.5.3).

6.7 Mode of Payment; Offsets. All payments to either Party under this Agreement shall be made by electronic transfer of Dollars in the requisite amount to such bank account as the receiving Party may from time to time designate by notice to the paying Party. For the purpose of calculating any sums due under, or otherwise reimbursable pursuant to, this Agreement (including the calculation of Net Sales expressed in currencies other than Dollars), a Party shall convert any amount expressed in a foreign currency into Dollar equivalents using its, its Affiliate’s or Sublicensee’s standard conversion methodology consistent with Accounting Standards. Such standard conversion methodology shall be based upon the Monthly Average Exchange Rate. “Monthly Average Exchange Rate” means […***…], and “Exchange Rate” means, with respect to a Business Day, […***…]. AbbVie shall have the right to offset any expense that is owed by Ablynx but not paid against any payments owed by AbbVie, if any, under this Agreement; provided, that no such offset shall be allowed where either the expense owed by Ablynx or the payments owed by AbbVie are or become the subject of dispute resolution under Section 13.8; provided further, that such dispute resolution has been initiated in good faith.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.8 Taxes.

6.8.1 Withholding Taxes. Where any sum due to be paid to either Party hereunder is subject to any withholding or similar tax, the Parties shall use their commercially reasonable efforts to do all such acts and things and to sign all such documents as will enable them to take advantage of any applicable double taxation agreement or treaty. If there is no applicable double taxation agreement or treaty, or if an applicable double taxation agreement or treaty reduces but does not eliminate such withholding or similar tax, the payor shall remit such withholding or similar tax to the appropriate government authority, deduct the amount paid from the amount due to payee and secure and send to payee the best available evidence of the payment of such withholding or similar tax. If withholding or similar taxes are paid to a government authority, each Party will provide the other such assistance as is reasonably required to obtain a refund of the withheld or similar taxes, or obtain a credit with respect to such taxes paid. In the event that a government authority retroactively determines that a payment made by a Party to the other pursuant to this Agreement should have been subject to withholding or similar (or to additional withholding or similar) taxes, and such Party (the “Withholding Party”) remits such withholding or similar taxes to the government authority, the Withholding Party will have the right (i) to offset such amount, including any interest and penalties that may be imposed thereon (except to the extent any such interest or penalties result from the negligence of the Withholding Party), against future payment obligations of the Withholding Party under this Agreement, (ii) to invoice the other Party for such amount (which shall be payable by the other Party within […***…] of its receipt of such invoice), or (iii) to pursue reimbursement by any other available remedy.

6.8.2 Indirect Taxes. All payments are exclusive of value added taxes, sales taxes, consumption taxes and other similar taxes (the “Indirect Taxes”). If any Indirect Taxes are chargeable in respect of any payments, the paying Party shall pay such Indirect Taxes at the applicable rate in respect of such payments following receipt, where applicable, of an Indirect Taxes invoice in the appropriate form issued by the receiving Party in respect of those payments. The Parties shall issue invoices for all amounts payable under this Agreement consistent with Indirect Tax requirements and irrespective of whether the sums may be netted for settlement purposes. If the Indirect Taxes originally paid or otherwise borne by the paying Party are in whole or in part subsequently determined not to have been chargeable, all necessary steps will be taken by the receiving Party to receive a refund of these undue Indirect Taxes from the applicable governmental authority or other fiscal authority and any amount of undue Indirect Taxes repaid by such authority to the receiving Party will be transferred to the paying Party within […***…] of receipt.

6.9 No Other Compensation. Each Party hereby agrees that the terms of this Agreement fully define all consideration, compensation and benefits, monetary or otherwise, to be paid, granted or delivered by one (1) Party to the other Party in connection with the transactions contemplated herein and the Co-Promotion Agreement, as applicable. Neither Party previously has paid or entered into any other commitment to pay, whether orally or in writing, any of the other Party’s employees, directly or indirectly, any consideration, compensation or benefits, monetary or otherwise, in connection with the transaction contemplated herein.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.10 Interest on Late Payments. If any payment due to either Party under this Agreement is not paid when due, then such paying Party shall pay interest thereon (before and after any judgment) at an annual rate (but with interest accruing on a daily basis) of […***…] basis points above EURIBOR, such interest to run from the date on which payment of such sum became due until payment thereof in full together with such interest.

6.11 Financial Records. Each Party shall, and shall cause its Affiliates to, keep complete and accurate books and records pertaining to Development costs, Net Sales of Licensed Products, as applicable, and Development of the Licensed Compounds or Licensed Products, including books and records of actual expenditures with respect to the budgets set forth in the Initial Development Plan and Budget and each Development Plan, in sufficient detail to calculate all amounts payable hereunder and to verify compliance with its obligations under this Agreement. Such books and records shall be retained by such Party and its Affiliates until the later of (i) […***…] after the end of the period to which such books and records pertain, and (ii) the expiration of the applicable tax statute of limitations (or any extensions thereof), or for such longer period as may be required by Applicable Law.

6.12 Audit. At the request of the other Party, each Party shall, and shall cause its Affiliates to, permit an independent public accounting firm of nationally recognized standing designated by the other Party and reasonably acceptable to the audited Party, at reasonable times during normal business hours and upon reasonable notice, to audit the books and records maintained pursuant to Section 6.11 to ensure the accuracy of all reports and payments made hereunder. For the purposes of such examination, AbbVie shall make all such books and records available at a centralized location which shall be selected by AbbVie from its regular business premises in either the United States or the European Union. Such examinations may not (i) be conducted for any Calendar Quarter more than […***…] after the end of such quarter, (ii) be conducted more than […***…] in any […***…] period (unless a previous audit during such […***…] period revealed an underpayment with respect to such period), or (iii) be repeated for any Calendar Quarter. The accounting firm shall disclose only whether the reports are correct or not, and the specific details concerning any discrepancies. No other information shall be shared. Except as provided below, the cost of this audit shall be borne by the auditing Party, unless the audit reveals a variance of more than […***…] percent ([…***…]%) from the reported amounts, in which case the audited Party shall bear the cost of the audit. Unless disputed pursuant to Section 6.13 below, if such audit concludes that (x) additional amounts were owed by the audited Party, the audited Party shall pay the additional amounts, with interest from the date originally due, or (y) excess payments were made by the audited Party, the auditing Party shall reimburse such excess payments, in either case ((x) or (y)), within […***…] after the date on which such audit is completed by the auditing Party.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.13 Audit Dispute. In the event of a dispute with respect to any audit under Section 6.12, Ablynx and AbbVie shall work in good faith to resolve the disagreement. If the Parties are unable to reach a mutually acceptable resolution of any such dispute within […***…], the dispute shall be submitted for resolution to a certified public accounting firm jointly selected by each Party’s certified public accountants or to such other Person as the Parties shall mutually agree (the “Audit Arbitrator”). The decision of the Audit Arbitrator shall be final and the costs of such arbitration as well as the initial audit shall be borne between the Parties in such manner as the Audit Arbitrator shall determine. For the purposes of this Section 6.13, the Audit Arbitrator shall be allowed to have access to the books and records maintained pursuant to Section 6.11, in accordance with Section 6.12. Not later than […***…] after such decision and in accordance with such decision, the audited Party shall pay the additional amounts or the auditing Party shall reimburse the excess payments, as applicable.

6.14 Confidentiality. The receiving Party shall treat all information subject to review under this Article 6 in accordance with the confidentiality provisions of Article 9 and the Parties shall cause the Audit Arbitrator to enter into a reasonably acceptable confidentiality agreement with the audited Party obligating such firm to retain all such financial Information in confidence pursuant to such confidentiality agreement.

6.15 […***…]

6.16 Payment and Reimbursement of Costs and Expenses. Where this Agreement requires AbbVie to pay or reimburse certain costs or expenses to Ablynx, or states that certain activities will be performed by Ablynx at AbbVie’s expense, AbbVie shall make the relevant payment(s) to Ablynx within […***…] of receipt of a pertinent invoice from Ablynx, which invoice shall specify, in reasonable detail, the costs or activities to which said invoice relates.

ARTICLE 7

INTELLECTUAL PROPERTY

7.1 Ownership of Intellectual Property.

7.1.1 Ownership of Technology. Subject to Section 3.7.1(ii) and Section 7.1.2, as between the Parties, each Party shall own and retain all right, title, and interest in and to any and all (i) Information discovered or developed, and inventions, whether patentable, conceived, or made by Persons obligated to assign their rights therein to such Party (or its Affiliates or sublicensees), under or in connection with this Agreement, and any and all Patent and other intellectual property rights with respect thereto, except to the extent that such comprises Joint Know-How or Joint Patents, and (ii) other Information, inventions, Patents, and other intellectual property rights that are Controlled (other than pursuant to the license grants set forth in Sections 5.2, 5.3 and 5.4) by such Party, its Affiliates or its licensees or sublicensees.

7.1.2 Ownership of Joint Patents and Joint Know-How. Subject to Section 3.7.1(ii), as between the Parties, the Parties shall each own an equal, undivided interest in any and all (i) Information discovered or developed by or on behalf of either Party or its Affiliates or sublicensees in connection with the work conducted under or in connection with (a) Initial Development Activities, or (b) jointly by or on behalf of Ablynx or its Affiliates or sublicensees, on the one hand, and AbbVie or its Affiliates or Sublicensees, on the other hand, in connection with the work conducted under or in connection with this Agreement, (the “Joint

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Know-How”), and (ii) inventions, conceived, or made by jointly by one (1) or more inventor(s) obligated to assign their rights therein to Ablynx and one (1) or more inventor(s) obligated to assign their rights therein to AbbVie (or their Affiliates or Sublicensees), and Patents claiming such inventions (the “Joint Patents”); wherein the Information and inventions described in clauses (i) and (ii) (together with Joint Know-How and Joint Patents, the “Joint Intellectual Property Rights”). Each Party shall promptly disclose to the other Party in writing, and shall cause its Affiliates, licensees and sublicensees to so disclose, the development, making, conception or reduction to practice of any Joint Know-How or Joint Patents. Subject to the licenses and rights of reference granted under Sections 5.2, 5.3 and 5.4, and in the case of Ablynx, its exclusivity obligations hereunder, each Party shall have the right to Exploit the Joint Intellectual Property Rights without a duty of seeking consent or accounting to the other Party.

7.1.3 United States Law. The determination of whether inventions are conceived or made by or on behalf of a Party for the purpose of allocating proprietary rights therein, shall, for purposes of this Agreement, be made in accordance with Applicable Law in the United States as such law exists as of the Effective Date irrespective of where such conception, or making occurs.

7.1.4 Assignment Obligation. Each Party shall cause all Persons who perform Development activities, Manufacturing activities or regulatory activities for such Party under this Agreement to be under an obligation to assign (or, if such Party is unable to cause such Person to agree to such assignment obligation despite such Party’s using commercially reasonable efforts to negotiate such assignment obligation, provide a license under) their rights in any Information and inventions to such Party, except where Applicable Law requires otherwise and except in the case of governmental, not-for-profit and public institutions which have standard policies against such an assignment (in which case a suitable license, or right to obtain such a license, shall be obtained).

7.1.5 Ownership of Ablynx Corporate Names. As between the Parties, Ablynx shall retain all right, title and interest in and to Ablynx Corporate Names.

7.2 Maintenance and Prosecution of Patents.

7.2.1 Patent Prosecution and Maintenance of Ablynx Product Patents During the Initial Development Activities. Until AbbVie proceeds with the In-Licensing, Ablynx shall, in consultation with AbbVie, have the right, but not the obligation, through the use of internal or outside counsel reasonably acceptable to AbbVie, to prepare, file, prosecute, and maintain the Ablynx Product Patents worldwide, […***…]. Ablynx shall keep AbbVie fully informed of all steps with regard to the preparation, filing, prosecution, and maintenance of Ablynx Product Patents in the Territory, including by providing AbbVie with a copy of material communications to and from any patent authority regarding such Ablynx Product Patents, and by providing AbbVie drafts of any material filings or responses to be made to such patent authorities sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for AbbVie to review and comment thereon. Ablynx shall consider in good faith the requests and suggestions of AbbVie with respect to such Ablynx drafts and with respect to strategies for filing and prosecuting the Ablynx Product Patents in the Territory. In the event of a dispute, the matter will be resolved by the JSC pursuant to Section

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.4.3. Notwithstanding the foregoing, Ablynx shall promptly inform AbbVie of any adversarial patent office proceeding or sua sponte filing, including a request for, or filing of or declaration of, any interference, opposition, Third Party observation, derivation proceeding, post grant review, supplementary examination, reissue or inter parte or ex parte reexamination relating to an Ablynx Product Patent in the Territory. The Parties shall thereafter consult and cooperate to determine a course of action with respect to any such proceeding in the Territory and Ablynx shall consider in good faith all comments, requests and suggestions provided by AbbVie. In the event of a dispute, the matter will be resolved by the JSC pursuant to Section 2.4.3. Ablynx shall not initiate any such adversarial patent office proceeding relating to an Ablynx Product Patent in the Territory without first consulting AbbVie. If Ablynx decides not to prepare, file, prosecute, or maintain an Ablynx Product Patent in a country or other jurisdiction in the Territory, Ablynx shall provide reasonable prior written notice to AbbVie of such intention (which notice shall, in any event, be given no later than […***…] (or the earliest reasonable date if the applicable deadline is shorter than […***…] prior to the next deadline for any action that may be taken with respect to such Ablynx Product Patent in such country or other jurisdiction), AbbVie shall thereupon have the option, in its sole discretion, to assume the control and direction of the preparation, filing, prosecution, and maintenance of such Ablynx Product Patent.

7.2.2 Patent Prosecution and Maintenance of Ablynx Product Patents Upon In-Licensing. Upon AbbVie proceeding with the In-Licensing, AbbVie shall have the right, but not the obligation, through the use of internal or outside counsel reasonably acceptable to Ablynx, and in consultation with Ablynx, to prepare, file, prosecute, and maintain the Ablynx Product Patents worldwide, […***…]. AbbVie shall keep Ablynx fully informed of all steps with regard to the preparation, filing, prosecution, and maintenance of Ablynx Product Patents in the Territory, including by providing Ablynx with a copy of material communications to and from any patent authority regarding such Ablynx Product Patents, and by providing Ablynx drafts of any material filings or responses to be made to such patent authorities sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for Ablynx to review and comment thereon. AbbVie shall consider in good faith the requests and suggestions of Ablynx with respect to such AbbVie drafts and with respect to strategies for filing and prosecuting the Ablynx Product Patents in the Territory. In the event of a dispute, the matter will be resolved by the JSC pursuant to Section 2.4.3. Notwithstanding the foregoing, Abbvie shall promptly inform Ablynx of any adversarial patent office proceeding or sua sponte filing, including a request for, or filing of or declaration of, any interference, opposition, Third Party observation, derivation proceeding, post grant review, supplementary examination, reissue or inter parte or ex parte reexamination relating to an Ablynx Product Patent in the Territory. The Parties shall thereafter consult and cooperate to determine a course of action with respect to any such proceeding in the Territory and AbbVie shall consider in good faith all comments, requests and suggestions provided by Ablynx. In the event of a dispute, the matter will be resolved by the JSC pursuant to Section 2.4.3. If Abbvie decides not to prepare, file, prosecute, or maintain an Ablynx Product Patent in a country or other jurisdiction in the Territory, AbbVie shall provide reasonable prior written notice to Ablynx of such intention (which notice shall, in any event, be given no later than […***…] (or the earliest reasonable date if the applicable deadline is shorter than […***…] prior to the next deadline for any action that may be taken with respect to such Ablynx Product Patent in such country or other jurisdiction), Ablynx shall thereupon have the option, in its sole discretion, to assume the control and direction of the preparation, filing, prosecution, and maintenance of such Ablynx Product Patent.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.2.3 Patent Prosecution and Maintenance of AbbVie Patents and Joint Patents. AbbVie shall have the right, but not the obligation, to prepare, file, prosecute, and maintain the AbbVie Patents and the Joint Patents worldwide, at AbbVie’s sole cost and expense. AbbVie shall keep Ablynx fully informed of all steps with regard to the preparation, filing, prosecution, and maintenance of AbbVie Patents and Joint Patents, including by providing Ablynx with a copy of material communications to and from any patent authority in the Territory regarding such AbbVie Patents or Joint Patents, and by providing Ablynx drafts of any material filings or responses to be made to such patent authorities in the Territory sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for Ablynx to review and comment thereon. AbbVie shall consider in good faith the requests and suggestions of Ablynx with respect to such AbbVie drafts and with respect to strategies for filing and prosecuting the AbbVie Patents and the Joint Patents in the Territory. If AbbVie decides not to prepare, file, prosecute, or maintain an AbbVie Patent or a Joint Patent in a country or other jurisdiction in the Territory, AbbVie shall provide reasonable prior written notice to Ablynx of such intention (which notice shall, in any event, be given no later than […***…] prior to the next deadline for any action that may be taken with respect to such AbbVie Patent or Joint Patent in such country or other jurisdiction, or the earliest reasonable date if the applicable deadline is shorter than […***…], and Ablynx shall thereupon have the option, in its sole discretion, to assume the control and direction of the preparation, filing, prosecution, and maintenance of such AbbVie Patent or Joint Patent at its expense in such country or other jurisdiction. Upon Ablynx’s written acceptance of such option, Ablynx shall assume the responsibility and control for the preparation, filing, prosecution, and maintenance of such specific Joint Patent. In such event, AbbVie shall reasonably cooperate with Ablynx in such country or other jurisdiction as provided under Section 7.2.4.

7.2.4 Cooperation. The Parties agree to cooperate fully in the preparation, filing, prosecution, and maintenance of the Ablynx Product Patents, AbbVie Patents, and Joint Patents in the Territory under this Agreement. Cooperation shall include:

(i) executing all papers and instruments, or requiring its employees or contractors to execute such papers and instruments, so as to (a) effectuate the ownership of intellectual property set forth in Sections 7.1.1 and 7.1.2, (b) enable the other Party to apply for and to prosecute Patent applications in the Territory, including the transition of control of preparation, filing, prosecution, and maintenance of Ablynx Product Patents from one Party to the other under 7.2.1 and 7.2.2, and (c) obtain and maintain any Patent extensions, supplementary protection certificates, and the like with respect to the Ablynx Product Patents, AbbVie Patents, and Joint Patents in the Territory, in each case ((a), (b), and (c)) to the extent provided for in this Agreement;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii) consistent with this Agreement, assisting in any license registration processes with applicable governmental authorities that may be available in the Territory for the protection of a Party’s interests in this Agreement; and

(iii) promptly informing the other Party of any matters coming to such Party’s attention that may materially affect the preparation, filing, prosecution, or maintenance of any such Ablynx Product Patents, AbbVie Patents, or Joint Patents in the Territory.

7.2.5 Patent Term Extension and Supplementary Protection Certificate.

(i) Except as provided in Section 7.2.4(ii), AbbVie shall be responsible for making decisions regarding Patent term extensions, including supplementary protection certificates and any other extensions that are now or become available in the future, wherever applicable, for Ablynx Product Patents, AbbVie Patents, and any Joint Patents in any country or other jurisdiction; provided, that any Dispute with respect thereto shall be finally and definitively resolved by AbbVie.

(ii) AbbVie shall have the responsibility of applying for any extension or supplementary protection certificate with respect to such Patents in the Territory. AbbVie shall keep Ablynx fully informed of its efforts to obtain such extension or supplementary protection certificate. Ablynx shall provide prompt and reasonable assistance, as requested by AbbVie, including by taking such action as Patent holder as is required under any Applicable Law to obtain such Patent extension or supplementary protection certificate.

(iii) […***…].

7.2.6 CREATE Act. Notwithstanding anything to the contrary in this Article 7, neither Party shall have the right to make an election under the Cooperative Research and Technology Enhancement Act of 2004, 35 U.S.C. 103(c)(2)-(c)(3) (the “CREATE Act”) when exercising its rights under this Article 7 without the prior written consent of the other Party. With respect to any such permitted election, the Parties shall coordinate their activities with respect to any submissions, filings, or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in the CREATE Act.

7.2.7 Patent Listings. AbbVie shall have the sole right to make all filings with Regulatory Authorities in the Territory with respect to Ablynx Product Patents, AbbVie Patents, and Joint Patents, including as required or allowed (i) in the United States, in the FDA’s Orange Book if in the future legislation employs the Orange Book for biologics, or its alternative, and (ii) outside the United States, under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 or other international equivalents. Ablynx shall (a) provide to AbbVie all Information, including a correct and complete list of Ablynx Patents covering any Licensed Product or otherwise necessary or reasonably useful to enable AbbVie to make such filings with Regulatory Authorities in the Territory with respect to such Patents, and (b) cooperate with AbbVie’s reasonable requests in connection therewith, including meeting any submission deadlines, in each case ((a) and (b)), to the extent required or permitted by Applicable Law.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.3 Enforcement of Patents.

7.3.1 Enforcement of Ablynx Product Patents and Joint Patents. Each Party shall promptly notify the other Party in writing of any alleged or threatened infringement of the Ablynx Product Patents or Joint Patents by a Third Party in the Territory of which such Party becomes aware (including alleged or threatened infringement based on the development, commercialization, or an application to market a product containing a Licensed Compound or any Licensed Product in the Territory (the “Third Party Infringement”)). AbbVie shall have the first right, but not the obligation, to abate any Third Party Infringement in the Territory (the “AbbVie Prosecuted Infringements”) at its sole expense by litigation or otherwise and AbbVie shall retain control of the prosecution of such claim, suit or proceeding. If AbbVie prosecutes any AbbVie Prosecuted Infringement, Ablynx (i) shall join as a party to such claim, suit or proceeding in any country in the Territory requiring Ablynx as a party and shall otherwise have the right to join as a party to such claim, suit, or proceeding in the Territory and participate with its own counsel; provided, that Ablynx participation shall be at its own expense and AbbVie shall retain control of the prosecution of such claim, suit, or proceeding. During any such claim, suit, or proceeding, AbbVie shall (i) provide Ablynx with drafts of all official papers and statements (whether written or oral) prior to their submission in such claim, suit, or proceeding, in sufficient time to allow Ablynx to review, consider and substantively comment thereon, (ii) reasonably consider taking action to incorporate Ablynx comments on all such official papers and statements, and (iii) allow Ablynx the opportunity to participate in the preparation of witnesses and other participants in such claim, suit, or proceeding. If AbbVie does not take commercially reasonable steps to prosecute an AbbVie Prosecuted Infringement (a) within […***…] following the first notice provided above with respect to the AbbVie Prosecuted Infringement, or (b) provided such date occurs after the first such notice of the AbbVie Prosecuted Infringement is provided, […***…] before the time limit, if any, set forth in appropriate laws and regulations for filing of such actions, whichever comes first, then Ablynx may prosecute the AbbVie Prosecuted Infringement at its own expense.

7.3.2 Enforcement of AbbVie Patents. Each Party shall promptly notify the other Party in writing of any alleged or threatened infringement of the AbbVie Patents by a Third Party in the Territory of which such Party becomes aware (including alleged or threatened infringement based on the development, commercialization, or an application to market a product containing a Licensed Compound or any Licensed Product in the Territory). AbbVie shall have the first right, but not the obligation, to abate any such infringement in the Territory at its sole expense by litigation or otherwise and AbbVie shall retain control of the prosecution of such claim, suit or proceeding. If AbbVie prosecutes any such infringement, Ablynx shall have the right to join as a party to such claim, suit or proceeding in the Territory and participate with its own counsel at its own expense; provided, that AbbVie shall retain control of the prosecution of such claim, suit or proceeding. If AbbVie does not take commercially reasonable steps to prosecute the alleged or threatened infringement in the Territory with respect to such AbbVie Patents (i) within […***…] following the first notice

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provided above with respect to such alleged infringement, or (ii) provided such date occurs after the first such notice of infringement is provided, […***…] before the time limit, if any, set forth in appropriate laws and regulations for filing of such actions, whichever comes first, then Ablynx may prosecute the alleged or threatened infringement in the Territory at its own expense.

7.3.3 Biosimilars or Interchangeables. If either Party receives a copy of an application submitted to the FDA under subsection (k) of Section 351 of the PHSA (a “Biosimilar Application”) naming a Licensed Product as a reference product or otherwise becomes aware that such a Biosimilar Application has been filed (such as in an instance described in Section 351(l)(9)(C) of the PHSA), either Party shall, within […***…], notify the other Party so that the other Party may seek permission to view the application and related confidential information from the filer of the Biosimilar Application under Section 351(l)(1)(B)(iii) of the PHSA. Regardless of the Party that is the “reference product sponsor” for purposes of such Biosimilar Application, (i) AbbVie shall have the sole right to designate pursuant to Section 351(l)(1)(B)(ii) of the PHSA the outside counsel and in-house counsel who shall receive confidential access to the Biosimilar Application and manufacturing information, (ii) AbbVie shall have the sole right and discretion to list or not list any Patents, including Ablynx Patents and Joint Patents, insofar as they claim or cover the applicable Licensed Product or biosimilar product as required pursuant to Section 351 of the PHSA or related regulations or guidance, to respond to any communications with respect to such lists from the filer of the Biosimilar Application, and to negotiate with the filer of the Biosimilar Application as to whether to utilize a different mechanism for information exchange than that specified in Section 351 of the PHSA or related regulations or guidance, and (iii) AbbVie shall have the sole right to identify Patents or respond to communications under any equivalent or similar listing in any other jurisdiction in the Territory. At AbbVie’s request, Ablynx shall assist AbbVie in preparing such lists with regard to the Ablynx Nanobody Patents, and cooperate with AbbVie’s reasonable requests in connection with the Ablynx Nanobody Patents, including meeting any submission deadlines, in each case, to the extent required or permitted by Applicable Law. AbbVie shall (x) reasonably consult with Ablynx prior to identifying any Ablynx Patents to a Third Party as contemplated by this Section 7.3.3 and shall consider in good faith Ablynx’s advice and suggestions with respect thereto, and (y) notify Ablynx of any such lists or communications promptly after they are made.

7.3.4 Cooperation. The Parties agree to cooperate fully in any infringement action pursuant to this Section 7.3. Where a Party brings such an action, the other Party shall, where necessary, furnish a power of attorney solely for such purpose or shall join in, or be named as a necessary party to, such action. Unless otherwise set forth herein, the Party entitled to bring any patent infringement litigation in accordance with this Section 7.3 shall have the right to settle such claim; provided, that neither Party shall have the right to settle any patent infringement litigation under this Section 7.3 in a manner that has a material adverse effect on the rights or interest of the other Party, or in a manner that imposes any costs or liability on, or involves any admission by, the other Party, without the express written consent of such other Party. The Party commencing the litigation shall provide the other Party with copies of all pleadings and other documents filed with the court and shall consider reasonable input from the other Party during the course of the proceedings.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.3.5 Recovery. Except as otherwise agreed by the Parties […***…], any recovery realized as a result of litigation described in Sections 7.3.1, 7.3.2, 7.3.3, or 7.3.4 (whether by way of settlement or otherwise) […***…].

7.4 Infringement Claims by Third Parties. If the Manufacture, use or Commercialization of a Licensed Compound or Licensed Product in the Territory pursuant to this Agreement results in, or may result in, any Deductible IP Litigation by a Third Party alleging patent infringement by AbbVie (or its Affiliates or Sublicensees), AbbVie shall promptly notify Ablynx thereof in writing. AbbVie shall have the first right, but not the obligation, to defend and control the defense of any such Deductible IP Litigation at its own expense (but subject to deduction as provided below), using counsel of its own choice. Ablynx may participate in any such Deductible IP Litigation with counsel of its choice at its own expense. Without limitation of the foregoing, where it is reasonably necessary for Ablynx to join as a party to any such action, Ablynx shall execute all papers and perform such acts as shall be reasonably required at AbbVie’s expense. If AbbVie elects (in a written communication submitted to Ablynx within a reasonable amount of time after notice of the alleged patent infringement) not to defend or control the defense of, or otherwise fails to initiate and maintain the defense of, any such Deductible IP Litigation, within such time periods so that Ablynx is not prejudiced by any delays, Ablynx may conduct and control the defense of any such Deductible IP Litigation at its own expense. Each Party shall keep the other Party reasonably informed of all material developments in connection with any such Deductible IP Litigation. Each Party agrees to provide the other Party with copies of all pleadings filed in such Deductible IP Litigation and to allow the other Party reasonable opportunity to participate in the defense. […***…]. Notwithstanding the foregoing, […***…]. Any recoveries by AbbVie of any sanctions awarded to AbbVie and against a Third Party asserting a claim being defended under this Section 7.4 shall be applied as follows: […***…]. For purposes of clarity, Third Party Claims pursuant to Section 11.2.1(vii) shall not be subject to the provisions of this Section 7.4.

7.5 Invalidity or Unenforceability Defenses or Actions.

7.5.1 Notice. Each Party shall promptly notify the other Party in writing of any alleged or threatened assertion of invalidity or unenforceability of any of the Ablynx Product Patents, AbbVie Patents, or Joint Patents by a Third Party, in each case in the Territory and of which such Party becomes aware.

7.5.2 Ablynx Product Patents. AbbVie shall have the first right, but not the obligation, to defend and control the defense of the validity and enforceability of the Ablynx Product Patents […***…] in the Territory. Ablynx may participate in any such Deductible IP Litigation in the Territory with counsel of its choice at its own expense; provided, that AbbVie shall retain control of the defense in such Deductible IP Litigation. If AbbVie elects not to defend or control the defense of the Ablynx Product Patents in a suit brought in the Territory, or otherwise fails to initiate and maintain the defense of any such Deductible IP Litigation, then Ablynx may conduct and control the defense of any such Deductible IP Litigation.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.5.3 AbbVie Patents and Joint Patents. AbbVie shall have the first right, but not the obligation, to defend and control the defense of the validity and enforceability of the AbbVie Patents and the Joint Patents […***…] in the Territory. Ablynx may participate in any such Deductible IP Litigation in the Territory related to the Joint Patents with counsel of its choice at its own expense; provided, that AbbVie shall retain control of the defense in such Deductible IP Litigation. If AbbVie elects not to defend or control the defense of the AbbVie Patents or the Joint Patents in a suit brought in the Territory, or otherwise fails to initiate and maintain the defense of any such Deductible IP Litigation, then Ablynx may conduct and control the defense of any such Deductible IP Litigation, […***…]; provided, that Ablynx shall obtain the prior written consent of AbbVie prior to settling or compromising such Deductible IP Litigation.

7.5.4 Cooperation. Each Party shall assist and cooperate with the other Party as such other Party may reasonably request from time to time in connection with its activities set forth in this Section 7.5, including by being joined as a party plaintiff in such Deductible IP Litigation, providing access to relevant documents and other evidence, and making its employees available at reasonable business hours. In connection with any such Deductible IP Litigation the controlling Party shall consider in good faith any comments from the other Party and shall keep the other Party reasonably informed of any steps taken, and shall provide copies of all documents filed, in connection with such Deductible IP Litigation. In connection with the activities set forth in this Section 7.5, each Party shall consult with the other as to the strategy for the defense of the Ablynx Product Patents, AbbVie Patents, and Joint Patents.

7.5.5 Costs and Expenses. […***…]. Notwithstanding the foregoing, […***…]. For purposes of clarity, Third Party Claims pursuant to Section 11.2.1(vii) shall not be subject to the provisions of this Section 7.5.

7.6 Third Party Licenses. If in the reasonable opinion of AbbVie, the Development, Manufacture, or Commercialization of any Licensed Compound or Licensed Product by AbbVie, any of its Affiliates, or any of its or their Sublicensees misappropriates trade secrets, or infringes any Patent, or other intellectual property right of a Third Party in any country or other jurisdiction in the Territory, such that AbbVie, any of its Affiliates or any of its or their Sublicensees cannot Develop, Manufacture, or Commercialize such Licensed Compound or Licensed Product in such country or other jurisdiction without using said trade secrets or infringing such Patent, or other intellectual property right of such Third Party, then AbbVie shall have the sole right, but not the obligation, to negotiate and obtain a license from such Third Party as necessary for AbbVie and its Affiliates, and its and their Sublicensees to Develop, Manufacture, and Commercialize Licensed Compound and Licensed Products in such country or other jurisdiction.

7.7 Product Trademarks.

7.7.1 Ownership and Prosecution of Product Trademarks. AbbVie shall own all right, title, and interest to the Product Trademarks in the Territory, and shall be responsible for the registration, prosecution, and maintenance thereof. All costs and expenses of registering, prosecuting, and maintaining the Product Trademarks shall be borne solely by AbbVie. Ablynx shall provide all assistance and documents reasonably requested by AbbVie in support of its prosecution, registration, and maintenance of the Product Trademarks. All use and goodwill in and to the Product Trademarks shall inure to the sole benefit of AbbVie.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.7.2 Enforcement of Product Trademarks. AbbVie shall have the sole right and responsibility for taking such action as AbbVie deems necessary against a Third Party based on any alleged, threatened, or actual infringement, dilution, misappropriation, or other violation of, or unfair trade practices or any other like offense relating to, the Product Trademarks by a Third Party in the Territory. […***…].

7.7.3 Third Party Claims. AbbVie shall have the sole right and responsibility for defending against any alleged, threatened, or actual claim by a Third Party that the use or registration of the Product Trademarks in the Territory infringes, dilutes, misappropriates, or otherwise violates any Trademark or other right of that Third Party or constitutes unfair trade practices or any other like offense, or any other claims as may be brought by a Third Party against a Party in connection with the use of the Product Trademarks with respect to a Licensed Product in the Territory. […***…].

7.7.4 Notice and Cooperation. Each Party shall provide to the other Party prompt written notice of any actual or threatened infringement of the Product Trademarks in the Territory and of any actual or threatened claim that the use of the Product Trademarks in the Territory violates the rights of any Third Party. Each Party agrees to cooperate fully with the other Party with respect to any enforcement action or defense commenced pursuant to this Section 7.7.

7.8 Inventor’s Remuneration. Each Party shall be solely responsible for any remuneration that may be due such Party’s inventors under any applicable inventor remuneration laws.

7.9 Ablynx Nanobody Patents.

7.9.1 Filing, Prosecution, Maintenance and Defense of Ablynx Nanobody Patents. Ablynx shall have the right, but not the obligation, to prepare, file, prosecute, maintain and defend the Ablynx Nanobody Patents worldwide, […***…]. Ablynx shall keep AbbVie regularly updated with regard to the preparation, filing, prosecution, maintenance and defense of Ablynx Nanobody Patents, including, when requested to do so by AbbVie (i) by providing AbbVie with a copy of material communications to and from any patent authority in the Territory regarding such Ablynx Nanobody Patents, and (ii) by providing AbbVie drafts of any material filings or responses to be made to such patent authorities in the Territory sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for AbbVie to review and comment thereon. Ablynx shall consider in good faith the requests and suggestions of AbbVie with respect to such Ablynx drafts and with respect to strategies for filing, prosecuting and defending the Ablynx Nanobody Patents in the Territory to the extent that the rights licensed to AbbVie are concerned.

7.9.2 Patent Listings. Ablynx shall have the sole right to make all filings with Regulatory Authorities in the Territory with respect to Ablynx Nanobody Patents and take all decisions in respect of the same, including as required or allowed (i) in the United States, in the FDA’s Orange Book if in the future legislation employs the Orange Book for biologics or its alternative, and (ii) outside the United States, under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 or other international equivalents. Ablynx shall in good faith consult with AbbVie where listing of the Ablynx Nanobody Patents for the Licensed Compound or Licensed Products are concerned.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.9.3 Patent Term Extension and Supplementary Protection Certificate. Ablynx shall be responsible for taking all decisions regarding Patent term extensions, including supplementary protection certificates and any other extensions that are now or become available in the future, wherever applicable, for Ablynx Nanobody Patents. It is the intention of the Parties that patent term extensions and supplementary protection certificates for the Licensed Compound and Licensed Products shall be secured using the Ablynx Product Patents, Joint Patents or AbbVie Patents. Only where it is not reasonably possible to secure patent term extensions and supplementary protection certificates for the Licensed Compound and Licensed Products under any of the Ablynx Product Patents, Joint Patents or AbbVie Patents, shall Ablynx in good faith consider any request by AbbVie to secure patent term extensions and supplementary protection certificates for the Licensed Compound and Licensed Products under the Ablynx Nanobody Patents (including the manner in which, if possible, the same can be secured under the Ablynx Nanobody Patents), taking into account (i) that the Ablynx Nanobody Patents are licensed by Ablynx to multiple licensees (on a compound-by-compound and target-by-target basis), (ii) the obligations of Ablynx to its other licensees with respect to the Ablynx Nanobody Patents, (iii) the reasonable interests of Ablynx in using the Ablynx Nanobody Patents to secure patent term extensions and supplementary protection certificates for its own products and product candidates, and (iv) the chances of success in obtaining such patent term extensions and supplementary protection certificates for the Licensed Compound and Licensed Products under the Ablynx Nanobody Patents and the duration of the extension (if any) that could be obtained. Notwithstanding any of the foregoing, it is understood and agreed that Ablynx shall be allowed to take the final decision on any matter referred to in this Section 7.9.3.

7.9.4 Enforcement of Ablynx Nanobody Patents. It is the intention of the Parties that, in case of any Third Party Infringement, the Parties shall first attempt to abate the same by asserting or enforcing the Ablynx Product Patents, the Joint Patents or the AbbVie Patents, in accordance with the provisions of this Article 7. Only where it is not reasonably possible to abate such Third Party Infringement by asserting or enforcing the Ablynx Product Patents, the Joint Patents or the AbbVie Patents, shall Ablynx in good faith consider any request by AbbVie to assert or enforce the Ablynx Nanobody Patents against such Third Party Infringement, taking into account the reasonable interests of Ablynx’s other licensees under the Ablynx Nanobody Patents. In case the Ablynx Nanobody Patents are asserted or enforced against such Third Party Infringement (i) Ablynx shall retain control of all actions and proceedings resulting from the same, (ii) the Parties shall in good faith consult and cooperate with each other regarding such actions and proceedings, (iii) any such enforcement, actions, or proceedings of the Ablynx Nanobody Patents shall be […***…], and (iv) Ablynx shall be allowed to take the final decision on any matter referred to in this Section 7.9.4.

7.10 Ablynx Partners. Notwithstanding any provision in this Agreement to the contrary, it is understood and agreed that AbbVie shall not assert or enforce any of the Ablynx Patents against the partner(s) or licensee(s) of Ablynx listed in Schedule 7.10 for the fact that any Nanobodies licensed by Ablynx to such partner or licensee for a target other than IL-6R are cross-reactive with IL-6R or bind non-specifically to IL-6R.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 8

PHARMACOVIGILANCE AND SAFETY

8.1 Pharmacovigilance. Within […***…] after AbbVie proceeds with the In-Licensing, the Parties shall determine if it is necessary to, and if so, enter into an agreement to initiate a process for the exchange of safety data (including post-marketing spontaneous reports received by each Party and its Affiliates) in a mutually agreed format in order to monitor the safety of the Licensed Compounds or Licensed Products and to meet reporting requirements with any applicable Regulatory Authority.

8.2 Global Safety Database. Within […***…] after AbbVie proceeds with the In-Licensing, AbbVie shall set up, hold, and maintain (at AbbVie’s sole cost and expense, but subject to the last sentence of this subsection) the global safety database for Licensed Compounds or Licensed Products. Ablynx shall provide AbbVie with all Information necessary or desirable for AbbVie to comply with its pharmacovigilance responsibilities in the Territory, including, as applicable, any adverse drug experiences, from pre-clinical or clinical laboratory, animal toxicology and pharmacology studies, Clinical Studies, and commercial experiences with a Licensed Compound or Licensed Product, in each case in the form reasonably requested by AbbVie.

ARTICLE 9

CONFIDENTIALITY AND NON-DISCLOSURE

9.1 Product Information. Ablynx recognizes that by reason of, inter alia, AbbVie’s status as an exclusive licensee pursuant to the grants under Section 5.2, AbbVie has an interest in Ablynx’s retention in confidence of certain Information of Ablynx. Accordingly, during the Term, Ablynx shall, and shall cause its Affiliates and its and their respective officers, directors, employees, and agents to, keep completely confidential, and not publish or otherwise disclose, and not use directly or indirectly for any purpose other than to fulfill Ablynx’s obligations hereunder any Information Controlled by Ablynx or any of its Affiliates relating to any Licensed Compound or Licensed Product, or the Exploitation of any of the foregoing (the “Product Information”); except to the extent (i) the Product Information is in the public domain through no fault of Ablynx, its Affiliates specifically or any of its or their respective officers, directors, employees, or agents, (ii) such disclosure or use is expressly permitted under Section 9.3, or (iii) such disclosure or use is otherwise expressly permitted by the terms of this Agreement. For purposes of Section 9.3, AbbVie shall be deemed to be the disclosing Party with respect to Product Information under Section 9.3 and Ablynx shall be deemed to be the receiving Party with respect thereto. For further clarification, (x) without limiting this Section 9.1, to the extent Product Information is disclosed by Ablynx to AbbVie pursuant to this Agreement, such Information shall, subject to the other terms and conditions of this Article 9, also constitute Confidential Information of Ablynx with respect to the use and disclosure of such Information by Ablynx (and Ablynx shall be deemed to be the disclosing Party with respect to Product

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Information under Section 9.3 and AbbVie shall be deemed to be the receiving Party with respect thereto), but (y) the disclosure by Ablynx to AbbVie of Product Information shall not cause such Information to cease to be subject to the provisions of this Section 9.1 with respect to the use and disclosure of such Confidential Information by Ablynx. If this Agreement is terminated in its entirety or with respect to the Terminated Territory, this Section 9.1 shall have no continuing force or effect with respect to the use or disclosure of such Information solely in connection with the Exploitation of the Licensed Compound or Licensed Product for the benefit of the Terminated Territory, but the Product Information, to the extent disclosed by AbbVie to Ablynx hereunder, shall continue to be Confidential Information of AbbVie, subject to the terms of Sections 9.2, 9.3, and 9.6 for purposes of the surviving provisions of this Agreement.

9.2 Confidentiality Obligations. At all times during the Term and for a period of […***…] following termination or expiration hereof in its entirety, each Party shall, and shall cause its Affiliates, or any of its or their respective officers, directors, employees and agents to, keep confidential and not publish or otherwise disclose to a Third Party and not use, directly or indirectly, for any purpose, any Confidential Information furnished or otherwise made known to it, directly or indirectly, by the other Party, except to the extent such disclosure or use is expressly permitted by the terms of this Agreement or is reasonably necessary or useful for the performance of, or the exercise of such Party’s rights under, this Agreement. Notwithstanding the foregoing, to the extent the receiving Party can demonstrate by documentation or other competent proof, the confidentiality and non-use obligations under this Section 9.2 with respect to any Confidential Information shall not include any Information that:

9.2.1 has been published by a Third Party or otherwise is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no wrongful act, fault or negligence on the part of the receiving Party;

9.2.2 has been in the receiving Party’s possession prior to disclosure by the disclosing Party without any obligation of confidentiality with respect to such Information;

9.2.3 is subsequently received by the receiving Party from a Third Party without restriction and without breach of any agreement between such Third Party and the disclosing Party;

9.2.4 is generally made available to Third Parties by the disclosing Party without restriction on disclosure; or

9.2.5 has been independently developed by or for the receiving Party without reference to, or use or disclosure of, the disclosing Party’s Confidential Information.

9.3 Permitted Disclosures. The receiving Party may disclose disclosing Party’s Confidential Information to the extent that such disclosure is:

9.3.1 in the reasonable opinion of the receiving Party’s legal counsel, required to be disclosed pursuant to law, regulation or a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial and local governmental body of competent jurisdiction, (including by reason of filing with securities regulators, but subject to Section 9.5)); provided, that the receiving Party shall first have given

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

prompt written notice (and to the extent possible, at least […***…] notice) to the disclosing Party and given the disclosing Party a reasonable opportunity, at its own cost and expense, to take whatever action it deems necessary to protect its Confidential Information (for example, quash such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or governmental body or, if disclosed, be used only for the purposes for which the order was issued). If no protective order or other remedy is obtained, or the disclosing Party waives compliance with the terms of this Agreement, the receiving Party shall furnish only that portion of Confidential Information which the receiving Party is advised by counsel is legally required to be disclosed;

9.3.2 made by or on behalf of the receiving Party to the Regulatory Authorities as required in connection with any filing, application or request for Regulatory Approval in accordance with the terms of this Agreement; provided, that reasonable measures shall be taken to assure confidential treatment of such Confidential Information to the extent practicable and consistent with Applicable Law;

9.3.3 made by or on behalf of the receiving Party to a patent authority as may be reasonably necessary or useful for purposes of obtaining, defending or enforcing a Patent in accordance with the terms of this Agreement; provided, that reasonable measures shall be taken to assure confidential treatment of such Confidential Information, to the extent such protection is available;

9.3.4 made to its or its Affiliates’ financial and legal advisors who have a need to know such disclosing Party’s Confidential Information and are either under professional codes of conduct giving rise to expectations of confidentiality and non-use or under written agreements of confidentiality and non-use, in each case, at least as restrictive as those set forth in this Agreement; provided, that the receiving Party shall remain responsible for any failure by such financial and legal advisors, to treat such Confidential Information as required under this Article;

9.3.5 made by AbbVie or its Affiliates or Sublicensees to its or their advisors, consultants, clinicians, vendors, service providers, contractors, existing or prospective collaboration partners, licensees, sublicensees, or other Third Parties as may be necessary or useful in connection with the Exploitation of the Licensed Compound, the Licensed Products, or otherwise in connection with the performance of its obligations or exercise of its rights as contemplated by this Agreement; provided, that such Persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this Article 9 (with a duration of confidentiality and non-use obligations as appropriate that is no less than […***…] years from the date of disclosure for advisors, consultants, clinicians, vendors, service providers, contractors);

9.3.6 made by Ablynx or its Affiliates to its or their advisors, consultants, clinicians, vendors, service providers, contractors, and the like to the extent necessary in assisting with Ablynx’s activities contemplated by this Agreement; provided, that such persons shall be subject to obligations of confidentiality and non-use with respect to such Confidential Information of AbbVie substantially similar to the obligations of confidentiality and non-use of Ablynx pursuant to this Article 9 (with a duration of confidentiality and non-use obligations as appropriate that is no less than […***…] from the date of disclosure); or

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.3.7 as provided for in Section 10.2.18.

Section 9.3.5 shall apply mutatis mutandis to Ablynx with respect to Confidential Information of AbbVie solely to the extent applicable to a Licensed Product being developed and commercialized by Ablynx pursuant to the licenses set forth in Sections 12.6.1(iii) and 12.7.2, if and as applicable.

9.4 Use of Name. Except as expressly provided herein, neither Party shall mention or otherwise use the name, logo, or Trademark of the other Party or any of its Affiliates (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material, or other form of publicity without the prior written approval of such other Party in each instance. The restrictions imposed by this Section 9.4 shall not prohibit either Party from making any disclosure identifying the other Party that, in the opinion of the disclosing Party’s counsel, is required by Applicable Law; provided, that such Party shall submit the proposed disclosure, as well as the specific Applicable Law for which disclosure is required, identifying the other Party in writing to the other Party as far in advance as reasonably practicable (and in no event less than […***…] prior to the anticipated date of disclosure) so as to provide a reasonable opportunity to comment thereon.

9.5 Public Announcements. The Parties have agreed upon the content of a joint press release which shall be issued substantially in the form attached hereto as Schedule 9.5, the release of which the Parties shall coordinate in order to accomplish such release promptly upon execution of this Agreement. Neither Party shall issue any other public announcement, press release, or other public disclosure regarding this Agreement or its subject matter without the other Party’s prior written consent, except for any such disclosure that is in the case of (i) AbbVie, in the reasonable opinion of AbbVie’s counsel, required by Applicable Law or the rules of a stock exchange on which the securities of Abbvie are listed, or (ii) Ablynx, in the reasonable opinion of the Ablynx’s directors after taking due advice from its counsel, required by Applicable Law or the rules of a stock exchange on which the securities of Ablynx are listed. If (a) AbbVie is, in the reasonable opinion of its counsel, required by Applicable Law or the rules of a stock exchange on which AbbVie’s securities are listed to make such a public disclosure, or (b) Ablynx is, in the reasonable opinion of its directors after taking due advice of its counsel, required by Applicable Law or the rules of a stock exchange on which Ablynx’s securities are listed to make such a public disclosure, then, in each case, such Party shall submit the proposed disclosure, as well as the specific Applicable Law or rule of a stock exchange for which disclosure is required, in writing to the other Party as far in advance as reasonably practicable (and in no event less than […***…] prior to the anticipated date of disclosure) so as to provide a reasonable opportunity to comment thereon. The Party desiring to make any such public disclosure shall consider in good faith any comments provided by the other Party with respect to such disclosure. Notwithstanding the foregoing, AbbVie, its Sublicensees and its and their respective Affiliates shall have the right to publicly announce, make a press release, or make other public disclosures of the research, development and commercial Information

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(including with respect to regulatory matters) regarding the Licensed Compound and Licensed Products; provided, that (i) such disclosure is subject to the provisions of Sections 9.1 through 9.3 with respect to Ablynx’s Confidential Information, and (ii) AbbVie shall not use the name of Ablynx (or insignia, or any contraction, abbreviation or adaptation thereof) without Ablynx’s prior written consent.

9.6 Scientific Publications. Each Party recognizes that the publication of scientific papers regarding results of, and other Information regarding, activities under this Agreement, including oral presentations and abstracts, may be beneficial to both Parties; provided, that such publications are subject to reasonable controls to protect Confidential Information. In particular, it is the intent of the Parties to maintain the confidentiality of any Confidential Information included in any invention disclosures or draft Patent application until such Patent application has been filed. Accordingly, each Party shall have the right to review and approve any paper proposed for publication by the other Party, including any oral presentation or abstract, that contains Clinical Data or pertains to results of Clinical Studies, or other studies with respect to the Licensed Compounds or Licensed Products or that includes Confidential Information of the other Party. Before any such paper is submitted for publication or an oral presentation is made, the publishing or presenting Party shall deliver a then-current copy of the paper or materials for oral presentation to the other Party at least […***…] prior to submitting the paper to a publisher or making the presentation. The other Party shall review any such paper and give its comments to the publishing Party within […***…] of the delivery of such paper to the other Party. If approval is not given or deemed given, either Party may refer the matter to the JDC for resolution together with the reasons for withholding approval. Notwithstanding the foregoing, the publishing or presenting Party shall comply with the other Party’s request to delete references to such other Party’s Confidential Information in any such paper and will withhold publication of any such paper or any presentation of same for an additional […***…] in order to permit the Parties to obtain Patent protection if either Party deems it necessary. Any publication shall include recognition of the contributions of the other Party according to standard practice for assigning scientific credit, either through authorship or acknowledgement, as may be appropriate. Each Party shall use Commercially Reasonable Efforts to cause investigators and institutions participating in Clinical Studies with which it contracts, to agree to terms substantially similar to those set forth in this Section 9.6, which efforts shall satisfy such Party’s obligations under this Section 9.6 with respect to such investigators and institutions.

Notwithstanding the foregoing, upon AbbVie proceeding with the In-Licensing (i) the first paragraph shall no longer be effective, (ii) Ablynx shall not publish, present, or otherwise disclose, and shall cause its Affiliates and Third Party Providers and its and their employees and agents not to disclose any material specifically related to the Exploitation of the applicable Licensed Compound or Licensed Product in the applicable indication without the prior written consent of AbbVie, and (iii) AbbVie, its Sublicensees and its and their respective Affiliates shall have the right to publish, present, or otherwise disclose, any material related to the Exploitation of the applicable Licensed Compound or Licensed Product in the applicable indication; provided, that (i) such disclosure is subject to the provisions of Sections 9.1 through 9.3 with respect to Ablynx’s Confidential Information, and (ii) AbbVie shall not use the name of Ablynx (or insignia, or any contraction, abbreviation or adaptation thereof) without Ablynx’s prior written consent.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.7 Return of Confidential Information. Upon the effective date of the termination of this Agreement for any reason, either Party may request in writing, and the other Party shall either, with respect to Confidential Information (in the event of termination of this Agreement with respect to one (1) or more Terminated Territories but not in its entirety, solely to the extent relating specifically and exclusively to such Terminated Territories) to which such first Party does not retain rights under the surviving provisions of this Agreement (i) as soon as reasonably practicable, destroy all copies of such Confidential Information in the possession of the other Party and confirm such destruction in writing to the requesting Party, or (ii) as soon as reasonably practicable, deliver to the requesting Party, at the other Party’s expense, all copies of such Confidential Information in the possession of the other Party; provided, that the other Party shall be permitted to retain one (1) copy of such Confidential Information for the sole purpose of performing any continuing obligations hereunder, as required by Applicable Law, or for archival purposes. Notwithstanding the foregoing, such other Party also shall be permitted to retain such additional copies of or any computer records or files containing such Confidential Information that have been created solely by such Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such other Party’s standard archiving and back-up procedures, but not for any other use or purpose.

ARTICLE 10

REPRESENTATIONS AND WARRANTIES

10.1 Mutual Representations and Warranties. Ablynx and AbbVie each represent and warrant to each other, as of the Effective Date, as follows:

10.1.1 Organization. It is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver, and perform this Agreement.

10.1.2 Authorization. The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and do not violate (i) such Party’s charter documents, bylaws, or other organizational documents, (ii) in any material respect, any agreement, instrument, or contractual obligation to which such Party is bound, (iii) any requirement of any Applicable Law, or (iv) any order, writ, judgment, injunction, decree, determination, or award of any court or governmental agency presently in effect applicable to such Party.

10.1.3 Binding Agreement. This Agreement is a legal, valid, and binding obligation of such Party enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance, and general principles of equity (whether enforceability is considered a proceeding at law or equity).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.2 Additional Representations and Warranties of Ablynx. Ablynx further represents and warrants to AbbVie, as of the Effective Date, as follows:

10.2.1 The Ablynx Patents existing as of the Effective Date are listed on Schedule 10.2.1 (the “Existing Patents”). The Existing Patents are subsisting and are not invalid or unenforceable, in whole or in part, are being diligently prosecuted in the respective patent offices in the Territory in accordance with Applicable Law, and have been filed and maintained properly and correctly and all applicable fees have been paid on or before the due date for payment. The Existing Patents represent all Patents within Ablynx’s or its Affiliates’ Control, including claims covering the making, using, and composition of matter of the Licensed Compounds or the Licensed Products, or the Exploitation thereof.

10.2.2 Other than mentioned in the last sentence of this Section 10.2.2, there are no claims, judgments, or settlements against, or amounts with respect thereto, owed by Ablynx or any of its Affiliates relating to the Existing Regulatory Documentation, the Existing Patents, or the Ablynx Know-How. No claim or litigation has been brought or threatened by any Person alleging, and Ablynx has no Knowledge of any claim, whether it is asserted, that (i) the Existing Patents or the Ablynx Know-How are invalid or unenforceable, or (ii) the Existing Regulatory Documentation, the Existing Patents, or the Ablynx Know-How, or the disclosing, copying, making, assigning, or licensing of the Existing Regulatory Documentation, the Existing Patents, or the Ablynx Know-How, or the Development, Manufacture, Commercialization or other Exploitation of the Licensed Compounds or Licensed Products as contemplated herein, does or will violate, infringe, misappropriate or otherwise conflict or interfere with, any Patent or other intellectual property or proprietary right of any Person. To Ablynx’s Knowledge, no Person is infringing or threatening to infringe or misappropriating or threatening to misappropriate the Existing Patents, the Ablynx Know-How, or the Regulatory Documentation. The Parties acknowledge that as of the Effective Date, the following Ablynx Nanobody Patents are the subject of pending opposition proceedings before the European Patent Office: EP 1 622 554 and EP 2 086 998 B1.

10.2.3 Ablynx is (i) the sole and exclusive owner of the entire right, title and interest in the Existing Patents listed on Schedule 10.2.1, Part A (the “Owned Patents”) and the Ablynx Know-How, and (ii) the sole and exclusive licensee of the Existing Patents listed on Schedule 10.2.1, Part B (the “Third Party In-Licensed Patents”), in each case ((i) and (ii)) free of any encumbrance, lien, or claim of ownership by any Third Party (other than the rights of the licensors with respect to each Third Party In-License Agreement). Ablynx is entitled to grant the licenses specified herein.

10.2.4 Except for the Lead Compound, its predecessors and any anti-IL-6R Nanobodies that Ablynx generated as part of the discovery activities resulting in the generation and identification of the same, Ablynx does not have any anti-IL-6R Nanobodies.

10.2.5 Ablynx covenants that, except (i) with respect to obligations to Third Parties existing as of the Effective Date, and (ii) with respect to its rights and obligations under this Agreement, Ablynx shall not and shall cause its Affiliates to not directly or indirectly (including by means of licensing or otherwise), itself or through any Third Party, research, develop, commercialize, or manufacture any compound or product that is an anti-IL-6R

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Nanobody. Notwithstanding the foregoing, the Parties acknowledge and agree that, after the Effective Date, Ablynx shall be allowed to complete the research collaboration(s) referred to in Schedule 10.2.5; provided, that Ablynx covenants that it shall not amend the Third Party agreement(s) related to such research collaborations without the prior written consent of AbbVie.

10.2.6 During the Term, neither Ablynx nor any of its Affiliates shall encumber or diminish the rights granted to AbbVie, or upon AbbVie proceeding with the In-Licensing, hereunder, with respect to the Ablynx Patents, Ablynx Know-How or Joint Patents or Joint Know-How, including by not (i) committing any acts or permitting the occurrence of any omissions that would cause the breach or termination of any Third Party In-License Agreement, or (ii) amending or otherwise modifying or permitting to be amended or modified, any Third Party In-License Agreement. Ablynx shall promptly provide AbbVie with notice of any alleged, threatened, or actual breach of any Third Party In-License Agreement. As of the Effective Date, none of Ablynx, its Affiliates or any Third Party is in breach of any Third Party In-License Agreement. Each Third Party In-License Agreement is in full force and effect.

10.2.7 Ablynx has provided, or made available to AbbVie, prior to the Effective Date, true, complete, and correct copies of (i) Third Party In-License Agreements, (ii) all Existing Regulatory Documentation, and (iii) all material adverse information with respect to the safety and efficacy of the Licensed Compound known to Ablynx, in each case ((i) through (iii)) have been provided or made available to AbbVie prior to the Effective Date.

10.2.8 Ablynx and its Affiliates have generated, prepared, maintained, and retained all Regulatory Documentation that is required to be maintained or retained pursuant to and in accordance with good laboratory and clinical practice and Applicable Law, and all such information is true, complete and correct and what it purports to be.

10.2.9 To the best of Ablynx’s Knowledge, Ablynx and its Affiliates have presented, or will present prior to the pertinent office deadlines, in accordance with usual practice before the relevant patent office, all relevant references, documents, or Information to the relevant patent examiner at the pertinent patent office, in connection with the prosecution of the pending patent applications in the Existing Patents.

10.2.10 Each of the Existing Patents properly identifies each and every inventor of the claims thereof as determined in accordance with the laws of the jurisdiction in which such Existing Patent is issued or such application is pending.

10.2.11 Each Person, who has or has had any rights in or to any Owned Patents or any Ablynx Know-How, has assigned and has executed an agreement assigning its entire right, title, and interest in and to such Existing Patents and Ablynx Know-How to Ablynx. To Ablynx’s Knowledge, no current officer, employee, agent, or consultant of Ablynx or any of its Affiliates is in violation of any term of any assignment or other agreement regarding the protection of Patents or other intellectual property or proprietary information of Ablynx or such Affiliate or of any employment contract relating to the relationship of any such Person with Ablynx. To Ablynx’s Knowledge, each Person who has or has had any rights in or to any in-licensed Patents or any know-how sublicensed hereunder, has assigned and has executed an agreement assigning its entire right, title, and interest in and to such Patents and know-how to the licensor of the Third Party In-Licensed Agreement.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.2.12 All works of authorship and all other materials subject to copyright protection included in Ablynx Know-How are original and were either created by employees of Ablynx or its Affiliates within the scope of their employment or are otherwise works made for hire, or all right, title, and interest in and to such materials have been legally and fully assigned and transferred to Ablynx or such Affiliate, and all rights in all inventions and discoveries, made, developed, or conceived by any employee or independent contractor of Ablynx or any of its Affiliates during the course of their employment (or other retention) by Ablynx or such Affiliate, and relating to or included in Ablynx Know-How or that are the subject of one (1) or more Existing Patents have been or will be assigned in writing to Ablynx or such Affiliate.

10.2.13 Ablynx has obtained the right (including under any Patents and other intellectual property rights) to use all Information and all other materials (including any formulations and Manufacturing Processes) developed or delivered by any Third Party under any agreements between Ablynx and any such Third Party with respect to the Licensed Compound, and Ablynx has the rights under each such agreement to transfer such Information or other materials to AbbVie and its designees and to grant AbbVie the right to use such know-how or other materials in the Development or Commercialization of the Licensed Compounds or the Licensed Products without restriction.

10.2.14 The Ablynx Know-How has been kept confidential or has been disclosed to Third Parties only under terms of confidentiality. To the Knowledge of Ablynx and its Affiliates no breach of such confidentiality has been committed by any Third Party.

10.2.15 Ablynx has made available to AbbVie all Regulatory Documentation, Ablynx Know-How and other Information in its possession or Control as of the Effective Date regarding or related to the Licensed Compounds or the Licensed Products and all such Regulatory Documentation, Ablynx Know-How and other Information are (and, if made available after the Effective Date, will be) true, complete, and correct, and after AbbVie proceeds with the In-Licensing, Ablynx will make available to AbbVie all Regulatory Documentation, Ablynx Know-How and other Information in its possession or Control regarding or related to the Licensed Compounds or the Licensed Products and all such Regulatory Documentation, Ablynx Know-How and other Information are (and, if made available after the Effective Date, will be) true, complete, and correct.

10.2.16 To the best of Ablynx’s Knowledge, neither Ablynx nor any of its Affiliates, nor any of its or their respective officers, employees, or agents has made an untrue statement of material fact or fraudulent statement to the FDA or any other Regulatory Authority with respect to the Development of the Licensed Compounds or the Licensed Products, failed to disclose a material fact required to be disclosed to the FDA or any other Regulatory Authority with respect to the Development of the Licensed Compounds or the Licensed Products, or committed an act, made a statement, or failed to make a statement with respect to the Development of the Licensed Compounds or the Licensed Products that could be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto or any analogous laws or policies in the Territory.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.2.17 Ablynx and its Affiliates have conducted, and their respective contractors and consultants have conducted, all Development of the Licensed Compounds or the Licensed Products that they have conducted prior to the Effective Date in accordance with good laboratory and clinical practice and Applicable Law. Ablynx has conducted, and has caused its contractors and consultants to conduct, any and all pre-clinical and Clinical Studies related to the Licensed Compounds and Licensed Products in accordance with good laboratory and clinical practice and Applicable Law. Ablynx and its Affiliates have employed (and, with respect to such tests and studies that Ablynx will perform, will employ) Persons with appropriate education, knowledge and experience to Conduct and to oversee the conduct of the pre-clinical and Clinical Studies with respect to the Licensed Compounds and Licensed Products.

10.2.18 Except with respect to Third Party In-Licensed Agreements, and […***…] and that […***…] (which payments will be borne and made by Ablynx), there are no amounts that will be required to be paid to a Third Party as a result of the Development, Manufacture or Commercialization of the Licensed Compounds or Licensed Products that arise out of any agreement to which Ablynx or any of its Affiliates is a party or, to Ablynx’s Knowledge, at all. For the purposes of this Section 10.2.18, Ablynx shall be allowed, under appropriate obligations of confidentiality substantially as set forth in this Agreement, to provide Net Sales information to […***…] and […***…], respectively, substantially in the form attached hereto as Schedule 10.2.18, to the extent required to allow calculation and verification of the payments due by Ablynx to […***…] and […***…] under the aforementioned agreements, respectively.

10.2.19 The summary attached hereto as Schedule 10.2.19 describes in detail all material adverse information with respect to the safety and efficacy of the Licensed Compounds and Licensed Products known to Ablynx or any of its Affiliates as of the Effective Date. Neither Ablynx nor any of its Affiliates has any Knowledge of any scientific or technical facts or circumstances that have not been disclosed to AbbVie, and that would adversely affect the scientific, therapeutic, or commercial potential of the Licensed Compounds or Licensed Products. Neither Ablynx nor any of its Affiliates is aware of anything that has not been disclosed to AbbVie, and that could adversely affect the acceptance, or the subsequent approval, by any Regulatory Authority of any filing, application or request for Regulatory Approval.

10.2.20 As of the Effective Date, neither Ablynx nor any of its employees or agents performing hereunder, have ever been, are currently, or are the subject of a proceeding that could lead to it or such employees or agents becoming, as applicable, a Debarred Entity or Debarred Individual, an Excluded Entity or Excluded Individual or a Convicted Entity or Convicted Individual, or listed on the FDA’s Disqualified/Restricted List.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(i) If, during the Term, Ablynx, or any of its employees or agents performing hereunder, become or are the subject of a proceeding that could lead to a Person becoming, as applicable, a Debarred Entity or Debarred Individual, an Excluded Entity or Excluded Individual or a Convicted Entity or Convicted Individual, or added to the FDA’s Disqualified/Restricted List, Ablynx shall immediately notify AbbVie, and AbbVie shall have the option, at its sole discretion, to either (a) prohibit such Person from performing work under this Agreement, or (b) terminate all work being performed or to be performed by Ablynx pursuant to this Agreement. This provision shall survive termination or expiration of this Agreement. For purposes of this Agreement, the following definitions shall apply:

(ii) A “Debarred Individual” is an individual who has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) from providing services in any capacity to a Person that has an approved or pending drug or biological product application.

(iii) A “Debarred Entity” is a corporation, partnership or association that has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) from submitting or assisting in the submission of any abbreviated drug application, or a subsidiary or affiliate of a Debarred Entity.

(iv) An “Excluded Individual” or “Excluded Entity” is (a) an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal health care programs such as Medicare or Medicaid by the Office of the Inspector General (OIG/HHS) of the U.S. Department of Health and Human Services, or (b) is an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal procurement and non-procurement programs, including those produced by the U.S. General Services Administration (GSA).

(v) A “Convicted Individual” or “Convicted Entity” is an individual or entity, as applicable, who has been convicted of a criminal offense that falls within the ambit of 21 U.S.C. §335a(a) or 42 U.S.C. §1320a-7(a), but has not yet been excluded, debarred, suspended or otherwise declared ineligible.

(vi) “FDA’s Disqualified/Restricted List” is the list of clinical investigators restricted from receiving investigational drugs, biologics, or devices if the FDA has determined that the investigators have repeatedly or deliberately failed to comply with regulatory requirements for studies or have submitted false Information to the study sponsor or the FDA.

10.2.21 Ablynx has obtained from each of its Affiliates, sublicensees, employees and agents, and from the employees and agents of its Affiliates, sublicensees and agents, who are or are otherwise participating in the Exploitation of the Licensed Compounds or Licensed Products or who otherwise have access to any AbbVie Information or other Confidential Information of AbbVie and shall obtain from such Persons during the Term, the licenses and other rights necessary for Ablynx to grant to AbbVie the rights and licenses provided herein and for AbbVie to perform its obligations hereunder, without payments beyond those required by Article 6.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.2.22 The inventions claimed in the Existing Patents (i) were not conceived, discovered, developed, or otherwise made in connection with any research activities funded, in whole or in part, by the federal government of the United States or any agency thereof, (ii) are not a “subject invention” as that term is described in 35 U.S.C. Section 201(f), and (iii) are not otherwise subject to the provisions of the Bayh-Dole Act.

10.2.23 With respect to supplies of Licensed Compound, Licensed Product and placebos Manufactured and supplied by or on behalf of a Party for use prior to or in the course of the Initial Development Activities or other Development activities, all such Licensed Compound, Licensed Product and placebos (i) shall have been in conformity with the applicable specifications for such Licensed Compound, Licensed Product and placebos, (ii) shall have been Manufactured in conformance with GMP, all other Applicable Law, this Agreement, and any applicable quality agreement, (iii) shall have been Manufactured in facilities that are in compliance with Applicable Law at the time of such Manufacture (including applicable inspection requirements of FDA and other Regulatory Authorities), (iv) shall not be adulterated or misbranded under the FFDCA, and similar provisions of the laws of other countries as to which Regulatory Approvals have been granted, and (v) may be introduced into interstate commerce pursuant to the FFDCA, and similar provisions of the laws of other countries as to which Regulatory Approvals have been granted.

10.2.24 The representations, warranties and covenants of Ablynx in this Agreement, and the Information and materials furnished to AbbVie in connection with its period of diligence prior to the Effective Date, do not, taken as a whole, (i) contain any untrue statement of a material fact, or (ii) omit to state any material fact necessary to make the statements or facts contained therein, in light of the circumstances under which they were made, not misleading.

10.3 DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE (INCLUDING, WITHOUT LIMITATION, THAT ANY LICENSED COMPOUND OR LICENSED PRODUCT CAN BE SUCCESSFULLY DEVELOPED OR COMMERCIALIZED FOR ANY INDICATION) OR ANY WARRANTY AS TO THE PATENTABILITY, VALIDITY OR ENFORCEABILITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 11

INDEMNITY

11.1 Indemnification of Ablynx. AbbVie shall indemnify Ablynx, its Affiliates and their respective directors, officers, employees, and agents (the “Ablynx Indemnitees”) and shall defend and save each of them harmless, from and against any and all losses, damages, liabilities, penalties, costs, and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, investigations, claims, or demands of Third Parties (collectively, “Third Party Claims”) incurred by or rendered against the Ablynx Indemnitees arising from or occurring as a result of:

(i) the breach by AbbVie, its Affiliates or its Sublicensees of this Agreement;

(ii) the negligence, reckless conduct or willful misconduct on the part of AbbVie or its Affiliates or its Sublicensees or their respective directors, officers, employees, and agents in performing its or their material obligations under this Agreement;

(iii) the Development, Commercialization, Manufacture, or other Exploitation of the Licensed Products or the Licensed Compounds or use of any Product Trademark anywhere in the world in each case; after AbbVie proceeds with the In-Licensing and during the Term thereafter, except for such Development, Commercialization, Manufacture, or other Exploitation conducted by, on behalf of, or for Ablynx or its Affiliates or sublicensees as permitted hereunder;

(iv) the co-promotion by AbbVie or any of its Affiliates of a Co-Promotion Product in the Co-Promotion Territory; and

(v) the infringement of any Patent or other intellectual property or other proprietary rights of any Third Party arising from AbbVie’s or any of its Affiliates’ Development, Commercialization, Manufacture, or other Exploitation of the Licensed Compounds or Licensed Products in each case (a) after AbbVie proceeds with the In-Licensing and during the Term thereafter except for such Development, Commercialization, Manufacture, or other Exploitation conducted by, on behalf of, or for Ablynx or its Affiliates or sublicensees as permitted hereunder, or (b) in or for the benefit of the Terminated Territory;

except in the case of clauses (i) through (v), for those Losses for which Ablynx, in whole or in part, has an obligation to indemnify AbbVie pursuant to Section 11.2 hereof, as to which Losses each Party shall indemnify the other to the extent of their respective liability for such Losses.

11.2 Indemnification of AbbVie. Ablynx shall indemnify AbbVie, its Affiliates and their respective directors, officers, employees, and agents (the “AbbVie Indemnitees”), and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims incurred by or rendered against the AbbVie Indemnitees arising from or occurring as a result of:

(i) the breach by Ablynx or its Affiliates of this Agreement;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii) the negligence, reckless conduct or willful misconduct on the part of Ablynx or its Affiliates or their respective directors, officers, employees, and agents in performing its material obligations under this Agreement;

(iii) the use of Ablynx Corporate Names in connection with the Commercialization of the Licensed Compounds or Licensed Products in the Territory as permitted under this Agreement;

(iv) the Development, Commercialization, Manufacture, or other Exploitation of the Licensed Products or the Licensed Compounds or use of any Product Trademark anywhere in the world in each case (a) prior to the In-Licensing, (b) after the Term except for such Development, Commercialization, Manufacture, or other Exploitation conducted by, on behalf of, or for AbbVie or its Affiliates or Sublicensees as permitted hereunder, and (c) in or for the benefit of the Terminated Territory;

(v) the co-promotion by Ablynx or any of its Affiliates of a Co-Promotion Product in the Co-Promotion Territory;

(vi) the infringement of any Patent or other intellectual property or other proprietary rights of any Third Party arising from Ablynx’s or any of its Affiliates’ Development, Commercialization, Manufacture, or other Exploitation of the Licensed Compounds or Licensed Products in each case (a) prior to the In-Licensing, (b) after the Term except for such Development, Commercialization, Manufacture, or other Exploitation conducted by, on behalf of, or for AbbVie or its Affiliates or Sublicensees as permitted hereunder, or (c) in or for the benefit of the Terminated Territory; and

(vii) the infringement, directly or indirectly, of any Patent or other intellectual property set forth on Schedule 11.2(vii); provided, that for Third Party Claims resulting from AbbVie’s willful infringement of any Patent or intellectual property that is the subject of such Third Party Claim and notwithstanding Section 11.5, Ablynx shall not be required to indemnify AbbVie for any Losses that are designated as punitive damages;

except, in the case of clauses (i) through (vii) above for those Losses for which AbbVie, in whole or in part, has an obligation to indemnify Ablynx pursuant to Section 11.1 hereof, as to which Losses each Party shall indemnify the other to the extent of their respective liability for the Losses.

11.3 Notice of Claim. All indemnification claims in respect of a Party, its Affiliates, or their respective directors, officers, employees and agents shall be made solely by such Party to this Agreement (the “Indemnified Party”). The Indemnified Party shall give the indemnifying Party prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under this Article 11, but in no event shall the indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time). The Indemnified Party shall furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11.4 Control of Defense.

11.4.1 In General. At its option, the indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within […***…] after the indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third Party Claim by the indemnifying Party shall not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor shall it constitute a waiver by the indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defense of a Third Party Claim, the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party which shall be reasonably acceptable to the Indemnified Party. If the indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim. Should the indemnifying Party assume the defense of a Third Party Claim, except as provided in Section 11.4.2, the indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim unless specifically requested in writing by the indemnifying Party. If it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party shall reimburse the indemnifying Party for any and all Losses incurred by the indemnifying Party in its defense of the Third Party Claim.

11.4.2 Right to Participate in Defense. Without limiting Section 11.4.1, any Indemnified Party shall be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, that such employment shall be at the Indemnified Party’s own expense unless (i) the employment thereof, and the assumption by the indemnifying Party of such expense, has been specifically authorized by the indemnifying Party in writing, or (ii) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 11.4.1 (in which case the Indemnified Party shall control the defense). In the event the interests of the Indemnified Party and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under Applicable Law, ethical rules or equitable principles, each Party shall retain its own counsel.

11.4.3 Settlement. With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and not resulting in the Indemnified Party’s becoming subject to injunctive or other relief, and as to which the indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying Party, in its sole discretion, shall deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 11.4.1, the

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss; provided, that it obtains the prior written consent of the Indemnified Party. If the indemnifying Party does not assume and conduct the defense of a Third Party Claim as provided above, the Indemnified Party may defend against such Third Party Claim. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party shall admit any liability with respect to, or settle, compromise or dispose of, any Third Party Claim without the prior written consent of the indemnifying Party. The indemnifying Party shall not be liable for any settlement, compromise or other disposition of a Loss by an Indemnified Party that is reached without the written consent of the Indemnifying Party.

11.4.4 Cooperation. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall, and shall cause each Indemnified Party to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to the indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party shall reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.

11.4.5 Expenses. Except as provided above, the reasonable and verifiable costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any Third Party Claim shall be reimbursed on a Calendar Quarter basis in arrears by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund if the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

11.5 Special, Indirect, and Other Damages. EXCEPT FOR (I) WILLFUL MISCONDUCT, (II) ABLYNX’S BREACH OF ITS OBLIGATIONS UNDER SECTION 5.9, OR (III) TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER THIS ARTICLE 11, NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE FOR INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS OR BUSINESS INTERRUPTION, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE IN CONNECTION WITH OR ARISING IN ANY WAY OUT OF THE TERMS OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE USE OF THE LICENSED COMPOUND OR LICENSED PRODUCT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11.6 Insurance. Each Party shall obtain and carry in full force and effect the minimum insurance requirements set forth herein. Such insurance (i) shall be primary insurance with respect to each Party’s own participation under this Agreement, (ii) shall be issued by a recognized insurer rated by A.M. Best “A-IX” (or its equivalent) or better, or an insurer pre-approved in writing by the other Party, (iii) shall list the other Party as an additional named insured thereunder (for this purpose of this Section 11.6, Ablynx may disclose this Agreement to its insurers or insurance brokers pursuant to Section 9.3.6), and (iv) shall require […***…] written notice to be given to the other Party prior to any cancellation, non-renewal or material change thereof.

11.6.1 Types and Minimum Limits. The types of insurance and minimum limits shall be:

(i) Worker’s Compensation with statutory limits in compliance with the Worker’s Compensation laws of the state or states or foreign jurisdictions, as applicable, in which the Party has employees and Employer’s Liability coverage with a minimum limit of […***…] Dollars ($[…***…]), or the Euro equivalent, per occurrence;

(ii) General Liability Insurance with a minimum limit of […***…] Dollars ($[…***…]), or the Euro equivalent, annual aggregate during Development of Licensed Product or Licensed Compound. General Liability Insurance shall include, at a minimum, Professional Liability, Clinical Study Insurance and, beginning at least […***…] prior to First Commercial Sale of a Licensed Product, product liability insurance. The Parties shall mutually agree on liability insurance limits for product liability insurance; and

(iii) In such countries where Ablynx is performing Clinical Studies as part of the Initial Development Activities, Clinical Study Insurance with a minimum limit as required by law in the country or countries where such Clinical Studies are being performed.

11.6.2 Certificates of Insurance. Upon request by a Party, the other Party shall provide Certificates of Insurance evidencing compliance with this Section 11.6.2. The insurance policies shall be under an occurrence form, but if only a claims-made form is available to a Party, then such Party shall continue to maintain such insurance after the expiration or termination of this Agreement for the longer of (i) a period of […***…] following termination or expiration of this Agreement in its entirety, or (ii) with respect to a particular Party, last sale of a Licensed Product (or but for expiration or termination, would be considered a Licensed Product) sold under this Agreement by a Party.

11.6.3 Self-Insurance. Notwithstanding the foregoing, either Party may self-insure, in whole or in part, the insurance requirements described above; provided, that such Party continues to be investment grade determined by reputable and accepted financial rating agencies.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 12

TERM AND TERMINATION

12.1 Term.

12.1.1 Term. This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance herewith, shall continue in force and effect until the expiration of the last Royalty Term for the last Licensed Product (such period, the “Term”).

12.1.2 Effect of Expiration of the Term. Following the expiration of the Term pursuant to Section 12.1.1, the grants in Section 5.2 shall become non-exclusive, fully-paid, royalty-free and irrevocable with rights to sublicense as set forth in this Agreement.

12.2 Termination for Material Breach.

12.2.1 Material Breach. Subject to the last sentence of Section 3.1.2, if either Party (the “Non-Breaching Party”) believes that the other Party (the “Breaching Party”) is in material breach of one (1) or more of its obligations under this Agreement, then the Non-Breaching Party may deliver notice of such breach to the Breaching Party (a “Default Notice”). If the Breaching Party does not dispute that it is in material breach of one (1) or more of its obligations under this Agreement, then if the Breaching Party fails to cure such breach, or fails to take steps as would be considered reasonable to effectively cure such breach, within […***…] after receipt of the Default Notice, or if such compliance cannot be fully achieved within such […***…] period and the Breaching Party has failed to commence compliance or has failed to use diligent efforts to achieve full compliance as soon thereafter as is reasonably possible, the Non-Breaching Party may terminate this Agreement upon written notice to the Breaching Party. If the Breaching Party Disputes that it is in material breach of one (1) of its obligations under this Agreement, the Dispute shall be resolved pursuant to Section 13.8. If, as a result of the application of such dispute resolution procedures, the Breaching Party is determined to be in material breach of one (1) or more of its obligations under this Agreement (an “Adverse Ruling”), then if the Breaching Party fails to complete the actions specified by the Adverse Ruling to cure such breach within […***…] after such ruling, or if such compliance cannot be fully achieved within such […***…] period and the Breaching Party has failed to commence compliance or has failed to use diligent efforts to achieve full compliance as soon thereafter as is reasonably possible, then the Non-Breaching Party may terminate this Agreement upon written notice to the Breaching Party.

12.2.2 Material Breach Related to Diligence in a Major Market. Notwithstanding Section 12.2.1, if the breach and failure to cure contemplated by Section 12.2.1 is with respect to AbbVie’s Commercialization diligence obligations under Section 4.2 or AbbVie’s Development or Regulatory diligence obligations under Section 3.4, with respect to any Major Market country but not all Major Market countries, Ablynx shall not have the right to terminate this Agreement in its entirety, but shall have the right to terminate this Agreement solely with respect to such Major Market country.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

12.2.3 Violations By Sales Representatives. For purposes of this Section 12.2, the failure by a sales representative of a Party or its Affiliates to comply with this Agreement shall not constitute a material breach by such Party of an obligation under this Agreement if such Party promptly notifies the other Party of such failure and takes appropriate remedial or disciplinary actions as a result of such investigation.

12.3 Additional Termination Rights by AbbVie and Ablynx.

12.3.1 For Cause. AbbVie may terminate this Agreement in its entirety effective immediately (i) upon written notice to Ablynx in the event that a Compound Failure occurs, (ii) upon written notice to Ablynx in the event AbbVie in good faith believes that it is not advisable for AbbVie to continue to Develop or Commercialize the Licensed Compounds or Licensed Products as a result of a serious safety issue regarding the use of any Licensed Product, or (iii) upon the last delivered Review Notice indicating that AbbVie does not intend to proceed with the In-Licensing. Notwithstanding the foregoing, in the event AbbVie does not provide Ablynx the final Review Notice prior to the expiration of the final Review Period and AbbVie has not otherwise already proceeded with the In-Licensing, then the Agreement shall be deemed to be terminated as of the expiration of the final Review Period. For purposes of clarity, upon of termination of this Agreement pursuant to this Section 12.3.1, AbbVie shall be relieved of any obligation to pay any further amounts to Ablynx, including any regulatory milestones and Development costs.

12.3.2 For Convenience. AbbVie may terminate this Agreement in its entirety, or on a country or other jurisdiction-by-country or other jurisdiction basis, for any or no reason, upon […***…] prior written notice to Ablynx.

12.3.3 By Ablynx for a Challenge to the Ablynx Product Patents. Ablynx may terminate this Agreement in its entirety effective immediately upon written notice to AbbVie in case AbbVie, one of its Affiliates or any Person acting on behalf of AbbVie opposes or takes any action to invalidate any of the Ablynx Product Patents in or for any country or jurisdiction. For purposes of clarity, this Section 12.3.3 shall not apply in case of any challenge to any of the Ablynx Nanobody Patents.

12.4 Termination for Bankruptcy, Insolvency or Similar Event. In the event that either Party (i) becomes the subject, whether voluntarily or involuntarily, of any bankruptcy, insolvency, receivership or similar proceeding, (ii) makes an assignment for the benefit of creditors, (iii) appoints or suffers appointment of a receiver or trustee over substantially all of its property, (iv) proposes a written agreement of composition, arrangement, readjustment or extension of its debts, (v) proposes or is a party to any dissolution or liquidation or otherwise ceases to do business or winds up its affairs, (vi) admits in writing its inability to meet its obligations as they fall due in the general course, or (vii) becomes subject to a warrant of attachment, execution, or distraint or similar process against substantially all of its property, then the other Party may terminate this Agreement, in whole or in part and in its sole discretion, effective immediately upon written notice to such other Party as specified in Section 13.9 of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

12.5 Rights in Bankruptcy.

12.5.1 Applicability of 11 U.S.C. § 365(n). All rights and licenses (collectively, the “Intellectual Property”) granted under or pursuant to this Agreement, including all rights and licenses to use improvements or enhancements developed during the Term, are intended to be, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”) or any analogous provisions in any other country or jurisdiction, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. The Parties agree that the licensee of such Intellectual Property under this Agreement shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code, including Section 365(n) of the Bankruptcy Code, or any analogous provisions in any other country or jurisdiction. All of the rights granted to either Party under this Agreement shall be deemed to exist immediately before the occurrence of any bankruptcy case in which the other Party is the debtor.

12.5.2 Rights of non-Debtor Party in Bankruptcy. If a bankruptcy proceeding is commenced by or against either Party under the Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the non-debtor Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any Intellectual Property and all embodiments of such Intellectual Property, which, if not already in the non-debtor Party’s possession, shall be delivered to the non-debtor Party within a reasonable period of such request; provided, that the debtor Party is excused from its obligation to deliver the Intellectual Property to the extent the debtor Party continues to perform all of its obligations under this Agreement and the Agreement has not been rejected pursuant to the Bankruptcy Code or any analogous provision in any other country or jurisdiction.

12.6 Termination in Entirety.

12.6.1 In the event of a termination of this Agreement in its entirety by AbbVie pursuant to Section 12.3 (Additional Termination Rights by AbbVie) or by Ablynx pursuant to Sections 12.2.1 (Material Breach), 12.3.3 (Challenge to Ablynx Product Patents) or 12.4 (Termination for Insolvency):

(i) all rights and licenses granted by Ablynx hereunder shall immediately terminate;

(ii) all rights and licenses granted by AbbVie hereunder shall immediately terminate; and

(iii) AbbVie shall, and hereby does effective as of the effective date of termination, grant Ablynx an exclusive and irrevocable option to acquire an exclusive or a non-exclusive, royalty-bearing (subject to the provisions of this subsection (iii)) license, with the right to grant multiple tiers of sublicenses, under the AbbVie Grantback Patents, AbbVie Grantback Know-How, AbbVie’s rights under the Joint Patents, and the Product Trademark to Exploit in the Territory any Licensed Product that is the subject of Development or Commercialization in the Territory and contains the Licensed Compound as the sole active ingredient, as such Licensed Product exists as of the effective date of termination (“Grantback Option”); provided, that (a) the foregoing shall exclude any option to license with respect to any active ingredient that is not a Licensed Compound and which is covered by Patents Controlled by AbbVie or any of its Affiliates, (b) Ablynx shall be responsible for (1) making any payments (including royalties, milestones and other amounts) payable by AbbVie to Third Parties under

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

any Third Party agreements with respect to the AbbVie Grantback Patents and AbbVie Grantback Know-How that are the subject of the license granted by AbbVie to Ablynx pursuant to this Section 12.6.1, if any, by making such payments directly to AbbVie and, in each instance, Ablynx shall make the requisite payments to AbbVie and provide the necessary reporting information to AbbVie in sufficient time to enable AbbVie to comply with its obligations under such Third Party agreements, and (2) complying with any other obligations included in any such Third Party agreements that are applicable to the grant to Ablynx of such license or to the exercise of such license by Ablynx or any of its Affiliates or sublicensees, and (iii) AbbVie shall be responsible for paying or providing to any such Third Party any payments or reports made or provided by Ablynx. Ablynx may exercise its Grantback Option by providing written notice to AbbVie within […***…] from the termination effective date. If Ablynx exercises its Grantback Option, the Parties shall negotiate in good faith a Transition Agreement which will include (x) commercially reasonable financial consideration for hours spent by AbbVie in performing such activities as required by the Transition Agreement, (y) commercially reasonable financial consideration for any license under any AbbVie Patent and Abbvie Know-How, respectively, included in the AbbVie Grantback Patents and AbbVie Grantback Know-How, respectively, that, but for the grantback license pursuant this Section 12.6.1 would be infringed by the Commercialization of any Licensed Compound or Licensed Product, and (z) commercially reasonable financial consideration for AbbVie’s interest in the Joint Patents to the extent Ablynx desires to obtain an exclusive license to such Joint Patents. If, despite good faith discussions, the Parties are unable to agree on the terms of an agreement, then either Party shall have the option to invoke the arbitration proceedings pursuant to Section 13.8 within […***…] after the Grantback Option expired.

12.6.2 In the event of a termination of this Agreement in its entirety by AbbVie pursuant to Sections 12.2.1 (Material Breach), or 12.4 (Termination for Insolvency):

(i) all rights and licenses granted by AbbVie hereunder shall immediately terminate;

(ii) […***…]; and

(iii) […***…].

12.7 Termination of Terminated Territory. In the event of a termination of this Agreement with respect to a country or other jurisdiction by AbbVie pursuant to Section 12.3.2 (For Convenience) or with respect to a Terminated Territory by Ablynx pursuant to Section 12.2.2 (Material Breach Related to Diligence in a Major Market), but not in the case of any termination of this Agreement in its entirety:

12.7.1 all rights and licenses granted by Ablynx hereunder shall automatically be deemed to be amended to exclude the right to Commercialize, file any Drug Approval Application for, or seek any Regulatory Approval for Licensed Compound or Licensed Products in such Terminated Territory, but shall otherwise survive and continue in effect outside such Terminated Territory;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

12.7.2 AbbVie shall, and hereby does effective as of the effective date of termination, grant Ablynx an exclusive and irrevocable option to acquire an exclusive or a non-exclusive, royalty-bearing license (subject to the provisions of this Section 12.7.2), with the right to grant multiple tiers of sublicenses, under the AbbVie Grantback Patents, AbbVie Grantback Know-How, AbbVie’s rights under the Joint Patents, and the Product Trademark to Exploit solely in such Terminated Territory any Licensed Product that is or has been the subject of Development or Commercialization in the Territory and contains the Licensed Compound as the sole active ingredient, as such Licensed Product exists as of the effective date of termination (“Grantback Option to the Terminated Territory”); provided, that (i) the foregoing license shall exclude any license or other rights with respect to any active ingredient that is not a Licensed Compound and which is covered by Patents Controlled by AbbVie, (ii) Ablynx shall be responsible for (a) making any payments (including royalties, milestones, and other amounts) payable by AbbVie to Third Parties under any Third Party agreements with respect to the AbbVie Grantback Patents and AbbVie Grantback Know-How that are the subject of the license granted by AbbVie to Ablynx pursuant to this Section 12.7.2, by making such payments directly to AbbVie and, in each instance, Ablynx shall make the requisite payments to AbbVie and provide the necessary reporting information to AbbVie in sufficient time to enable AbbVie to comply with its obligations under such Third Party agreements, and (b) complying with any other obligations included in any such Third Party agreements that are applicable to the grant to Ablynx of such license or to the exercise of such license by Ablynx or any of its Affiliates or sublicensees, and (iii) AbbVie shall be responsible for paying or providing to any such Third Party any payments or reports made or provided by Ablynx under this Section 12.7.2. If Ablynx exercises its Grantback Option to the Terminated Territory, the Parties shall negotiate in good faith a Transition Agreement which will include (x) commercially reasonable financial consideration for hours spent by AbbVie in performing such activities as required by the Transition Agreement, (y) commercially reasonable financial consideration for any license under any AbbVie Patent and Abbvie Know-How, respectively, included in the AbbVie Grantback Patents and AbbVie Grantback Know-How, respectively, that, but for the grantback license pursuant this Section 12.7.2 would be infringed by the Commercialization of any Licensed Compound or Licensed Product, and (z) commercially reasonable financial consideration for AbbVie’s interest in the Joint Patents to the extent Ablynx desires to obtain an exclusive license to such Joint Patents. If, despite good faith discussions, the Parties are unable to agree on the terms of an agreement, then either Party shall have the option to invoke the arbitration proceedings pursuant to Section 13.8 within […***…] after the Grantback Option to the Terminated Territory expired.

12.8 Transition Agreement.

12.8.1 In the event of termination of this Agreement, whether in its entirety or with respect to the Terminated Territory, Ablynx and AbbVie shall negotiate in good faith the terms and conditions of a written transition agreement (the “Transition Agreement”) pursuant to which AbbVie and Ablynx will effectuate and coordinate a smooth and efficient transition of relevant obligations and rights to Ablynx as reasonably necessary for Ablynx to exercise its licenses pursuant to Sections 12.6 and 12.7 with respect to the Licensed Products after termination of this Agreement (in its entirety or with respect to the Terminated Territory, as applicable) as and to the extent set forth in this Article 12. For purposes of clarity, AbbVie shall not be required to Manufacture or have Manufactured the Licensed Products by or on behalf of Ablynx as part of the Transition Agreement.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

12.8.2 The Transition Agreement shall provide that in the event of a termination of this Agreement in its entirety by AbbVie pursuant to Section 12.3 or by Ablynx in its entirety pursuant to Section 12.2.1, AbbVie shall:

(i) where permitted by Applicable Law, transfer to Ablynx all of its right, title, and interest in all Regulatory Documentation then Controlled by AbbVie and in its name applicable to the Licensed Products in the Territory that are the subject of an exclusive license grant in Section 12.6.1(iii);

(ii) notify the applicable Regulatory Authorities and take any other action reasonably necessary to effect the transfer set forth in clause (i) above;

(iii) unless expressly prohibited by any Regulatory Authority, transfer control to Ablynx of all Clinical Studies being Conducted by AbbVie as of the effective date of termination and continue to Conduct such Clinical Studies, […***…], for up to […***…] to enable such transfer to be completed without interruption of any such Clinical Study; provided, that (a) Ablynx shall not have any obligation to continue any Clinical Study unless required by Applicable Law, in which case Ablynx, if it wishes to terminate such Clinical Study, shall continue such Clinical Study […***…] until such time that Applicable Law allows such trial to be terminated (with Ablynx taking all reasonable steps to promptly terminate such Clinical Study and minimize all costs and expenses), and (b) with respect to each Clinical Study for which such transfer is expressly prohibited by the applicable Regulatory Authority, if any, AbbVie shall continue to Conduct such Clinical Study to completion, […***…];

(iv) assign (or cause its Affiliates to assign) to Ablynx all agreements with any Third Party with respect to the conduct of pre-clinical Development activities, Manufacturing or Clinical Studies for the Licensed Products, including agreements with contract research organizations, contract manufacturing organizations, clinical sites, and investigators, unless, with respect to any such agreement, such agreement (a) expressly prohibits such assignment, in which case AbbVie shall cooperate with Ablynx in reasonable respects to secure the consent of the applicable Third Party to such assignment, or (b) covers Clinical Studies for Combination Products in which any active ingredient that is not a Licensed Compound is covered by Patents Controlled by AbbVie or any of its Affiliates or covers products covered by Patents Controlled by AbbVie or any of its Affiliates in addition to the Licensed Products, in which case AbbVie shall, […***…], cooperate with Ablynx in all reasonable respects to facilitate the execution of a new agreement between Ablynx and the applicable Third Party; and

(v) transfer to Ablynx all existing clinical supplies of the Licensed Compound or Licensed Product in the possession of AbbVie at the time of termination, which shall be […***…].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

In the event this Agreement is partially terminated or terminated in its entirety by Ablynx pursuant Section 12.2.1, then any actions or activities set forth in the Transition Agreement shall be […***…].

12.8.3 The Transition Agreement shall provide that in the event of a termination of this Agreement with respect to a country or other jurisdiction by AbbVie pursuant to Section 12.3.2 or with respect to a Terminated Territory by Ablynx pursuant to Section 12.2.2 (but not in the case of any termination of this Agreement in its entirety), AbbVie shall in a reasonable amount of time following Ablynx’s request:

(i) where permitted by Applicable Law, transfer to Ablynx all of its right, title, and interest in all Regulatory Approvals owned by AbbVie and then in its name that is solely applicable to the Terminated Territory and to the Licensed Products that are the subject of an exclusive license grant in Section 12.7.2, as such Regulatory Approvals exists as of the effective date of such termination of this Agreement with respect to such Terminated Territory; provided, that AbbVie retains a license and right of reference under any Regulatory Approval transferred pursuant to this clause as necessary or reasonably useful for AbbVie to Commercialize Licensed Products in the Territory, Develop Licensed Products in support of such Commercialization, or Manufacture Licensed Products in support of such Development or Commercialization;

(ii) notify the applicable Regulatory Authorities and take any other action reasonably necessary to effect the transfer set forth in clause (i) above;

(iii) grant Ablynx a right of reference to all Regulatory Documentation then owned by AbbVie and in AbbVie’s name that are not transferred to Ablynx pursuant to clause (i) above that are necessary or reasonably useful for Ablynx, any of its Affiliates or sublicensees to Develop or Commercialize any Licensed Products that are the subject of the license grant in Section 12.7.2, as such Regulatory Documentation exists as of the effective date of such termination of this Agreement with respect to such Terminated Territory.

12.9 Existing Inventory. Notwithstanding the termination of AbbVie’s licenses and other rights under this Agreement or with respect to a particular Major Market or country(ies) or other jurisdiction(s), as the case may be, but subject to the terms of any Transition Agreement, AbbVie shall have the right for […***…] after the effective date of such termination with respect to each Major Market or country(ies) or other jurisdiction(s) with respect to which such termination applies to sell or otherwise dispose of all Licensed Compound or Licensed Product then in its inventory and any in-progress inventory, in each case that is intended for sale or disposition in such Major Market or country(ies) or other jurisdiction(s), as though this Agreement had not terminated with respect to such Major Market or country(ies) or other jurisdiction(s), and such sale or disposition shall not constitute infringement of Ablynx’s or its Affiliates’ Patent or other intellectual property or other proprietary rights. For purposes of clarity, AbbVie shall continue to make payments thereon as provided in Article 6 (as if this Agreement had not terminated with respect to such Major Market or country or other jurisdiction).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

12.10 Remedies. Except as otherwise expressly provided herein, termination of this Agreement (either in its entirety or with respect to one (1) or more country(ies) or other jurisdiction(s)) in accordance with the provisions hereof shall not limit remedies that may otherwise be available in law or equity.

12.11 Accrued Rights; Surviving Obligations. Termination or expiration of this Agreement (either in its entirety or with respect to one (1) or more country(ies) or other jurisdiction(s)) for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement. Without limiting the foregoing, Sections 3.7.1(iv), 3.11, 6.8.2, 6.10, 6.11, 6.12, 6.13, 6.14, 7.1, 7.7, and 7.8, and Articles 1, 9, 11, 12 and 13 of this Agreement shall survive the termination or expiration of this Agreement for any reason. If this Agreement is terminated with respect to the Terminated Territory but not in its entirety, then following such termination the foregoing provisions of this Agreement shall remain in effect with respect to the Terminated Territory (to the extent they would survive and apply in the event the Agreement expires or is terminated in its entirety), and all provisions not surviving in accordance with the foregoing shall terminate upon termination of this Agreement with respect to the Terminated Territory and be of no further force and effect (and for purposes of clarity, all provisions of this Agreement shall remain in effect with respect to all countries in the Territory other than the Terminated Territory).

ARTICLE 13

MISCELLANEOUS

13.1 Force Majeure. Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, hurricanes, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts, or other labor disturbances (whether involving the workforce of the non-performing Party or of any other Person), acts of God or acts, omissions or delays in acting by any governmental authority (except to the extent such delay results from the breach by the non-performing Party or any of its Affiliates of any term or condition of this Agreement). The non-performing Party shall notify the other Party of such force majeure within […***…] after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use commercially reasonable efforts to remedy its inability to perform.

13.2 Change in Control of Ablynx.

13.2.1 Ablynx (or its successor) shall provide AbbVie with written notice of any Change in Control of Ablynx within […***…] following the closing date of such transaction.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

13.2.2 In the event of a Change in Control of Ablynx, then AbbVie shall have the right, in its sole discretion, by written notice delivered to Ablynx (or its successor) at any time during the […***…] following the written notice contemplated by Section 13.2.1, to require any one (1) or more of the following actions (i) the Parties shall disband each of the Joint Committees and terminate the activities of each of the Joint Committees and thereafter AbbVie shall undertake all activities assigned by this Agreement to any of the Joint Committees solely and exclusively by itself, (ii) Ablynx and the Change in Control party shall adopt reasonable procedures to be agreed upon in writing to prevent disclosure of Confidential Information of AbbVie, and (iii) if Ablynx has not exercised its Co-Promotion Option as of the date of such Change in Control, terminate the Co-Promotion Option, and if Ablynx has exercised its Co-Promotion Option as of the date such Change in Control, terminate Ablynx’s right to co-promote any Co-Promotion Products in the Co-Promotion Territory.

13.2.3 In addition to the rights set for in Section 13.2.2, solely in the event of a Change in Control of Ablynx that occurs prior to Ablynx having completed all Initial Development Activities, AbbVie shall have the right, in its sole discretion, to either (i) require the Change in Control party to complete the Initial Development Activities in accordance with the terms and conditions of this Agreement, or (ii) assume and complete some or all of the unfinished Initial Development Activities; provided, that the Change in Control party shall be required to complete any Initial Development Activities that AbbVie elects not to assume and complete. If AbbVie elects to assume and complete any of the unfinished Initial Development Activities, then to the extent requested by AbbVie (a) Ablynx or the Change in Control party shall assign to AbbVie any or all Third Party agreements relating to such Initial Development Activities (including agreements with contract research organizations, clinical sites, investigators and manufacturing providers), and (b) AbbVie shall use Commercially Reasonable Efforts to perform the unfinished Initial Development Activities that AbbVie has elected to assume and complete under this Section 13.2.2. In the event AbbVie elects to assume any unfinished Initial Development Activities that involve Clinical Studies, Ablynx or the Change in Control party shall either transfer Control of such Clinical Studies to AbbVie or its designee and cooperate with AbbVie to ensure a smooth and orderly transition thereof that will not involve any delay or disruption of such Clinical Studies. […***…].

13.2.4 In addition to the rights set for in Section 13.2.2, solely in the case of a Change in Control of Ablynx that occurs after Ablynx having completed all Initial Development Activities but before Ablynx having completed any Clinical Studies as referred to in Sections or 3.1.7, respectively, AbbVie shall have the right, in its sole discretion, to either require the Change in Control party to (x) promptly transfer such ongoing Clinical Studies to AbbVie, or (y) promptly wind down and terminate such ongoing Clinical Studies in a manner that is permitted under Applicable Law.

13.3 Potential Competition Review.

13.3.1 If the act of AbbVie proceeding with the In-Licensing requires the making of filings under the Hart-Scott-Rodino Antitrust Improvements Act (the “HSR Act”), or under any similar pre-merger or antitrust notification provision in the European Union or any other jurisdiction, or if AbbVie’s election not to proceed with the In-Licensing results in Ablynx

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

being required to make any filings under the HSR Act or under any similar pre-merger or antitrust notification provision in the European Union or any other jurisdiction, then all rights and obligations related to AbbVie proceeding with the In-Licensing or AbbVie’s decision not to proceed with the In-Licensing will be tolled until the applicable waiting period has expired or been terminated or until approval or clearance from the reviewing authority has been received, and each Party agrees to diligently make any such filings and respond to any request for information to expedite review of such transaction and minimize or avoid any delays in payments.

13.3.2 If the antitrust enforcement authorities in the U.S. make a second request under the HSR Act, or any antitrust enforcement authority in another jurisdiction commences an investigation related to AbbVie proceeding with the In-Licensing or decision by AbbVie not to proceed with the In-Licensing, then the Parties will, in good faith, cooperate with each other and take reasonable actions to attempt to (i) resolve all enforcement agency concerns about the transaction under investigation, and (ii) diligently oppose any enforcement agency opposition to such transaction. If the enforcement agency files a formal action to oppose the transaction, the Parties will confer in good faith to determine the appropriate strategy for resolving the enforcement agency opposition, including, and where appropriate, the renegotiation of their obligations under this Agreement with respect to the In-Licensing, with the objective of placing each Party, to the maximum extent possible, in the same economic position that each Party would have occupied if AbbVie’s decision to proceed with the In-Licensing or not to proceed with the In-Licensing had been permitted. Notwithstanding the foregoing, nothing in this Section 13.3 will require either Party to divest, sell, license or otherwise dispose of any assets, entities or facilities.

13.4 Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical Information from the United States or other countries that may be imposed on the Parties from time to time. Each Party agrees that it will not export, directly or indirectly, any technical Information acquired from the other Party under this Agreement or any products using such technical Information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with Applicable Law.

13.5 Assignment.

13.5.1 Without the prior written consent of the other Party, neither Party shall sell, transfer, assign, delegate, pledge, or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided, that (subject to Section 13.3) either Party may make such an assignment without the other Party’s consent to its Affiliate or to a successor, whether in a merger, sale of stock, sale of assets or any other transaction, of the business to which this Agreement relates. With respect to an assignment to an Affiliate, the assigning Party shall remain responsible for the performance by such Affiliate of the rights and obligations hereunder. Any attempted assignment or delegation in violation of this Section 13.5 shall be void and of no effect. All validly assigned and delegated rights and obligations of the Parties hereunder shall be binding

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns of Ablynx or AbbVie, as the case may be. The permitted assignee or transferee shall assume all obligations of its assignor or transferor under this Agreement. Without limiting the foregoing, the grant of rights set forth in this Agreement shall be binding upon any successor or permitted assignee of Ablynx, and the obligations of AbbVie, including the payment obligations, shall run in favor of any such successor or permitted assignee of Ablynx’s benefits under this Agreement.

13.6 Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any present or future law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (i) such provision shall be fully severable, (ii) this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom, and (iv) in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and reasonably acceptable to the Parties. To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid, or unenforceable in any respect.

13.7 Governing Law, Jurisdiction and Service.

13.7.1 Governing Law. This Agreement or the performance, enforcement, breach or termination hereof shall be interpreted, governed by and construed in accordance with the laws of the State of Delaware, United States, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction; provided, that all questions concerning (i) inventorship of Patents under this Agreement shall be determined in accordance with Section 7.1.3, and (ii) the construction or effect of Patents shall be determined in accordance with the laws of the country or other jurisdiction in which the particular Patent has been filed or granted, as the case may be. The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

13.7.2 Service. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 13.9.2 shall be effective service of process for any action, suit, or proceeding brought against it under this Agreement in any such court.

13.8 Dispute Resolution. Except for disputes resolved by the procedures set forth in Sections 2.4.3 or 6.13, if a dispute arises between the Parties in connection with or relating to this Agreement or any document or instrument delivered in connection herewith (a “Dispute”), it shall be resolved pursuant to this Section 13.8.

13.8.1 General. Any Dispute shall be first referred to the Senior Officers of the Parties, who shall confer in good faith on the resolution of the issue. Any final decision mutually agreed to by the Senior Officers shall be conclusive and binding on the Parties. If the

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Senior Officers are not able to agree on the resolution of any such issue within […***…] (or such other period of time as mutually agreed by the Senior Officers) after such issue was first referred to them, then, except as otherwise set forth in Section 2.4.3, either Party may, by written notice to the other Party, elect to initiate an alternative dispute resolution (“ADR”) proceeding pursuant to the procedures set forth in Section 13.8.2 for purposes of having the matter settled.

13.8.2 ADR. Any ADR proceeding under this Agreement shall take place pursuant to the procedures set forth in Schedule 13.8.2.

13.9 Notices.

13.9.1 Notice Requirements. Except for Sections 2.2.2(viii) and 3.5.3, any notice, request, demand, waiver, consent, approval, or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if (i) delivered by hand, (ii) sent by facsimile transmission (with transmission confirmed), or (iii) by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in Section 13.9.2 or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 13.9.1. Such notice shall be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed) or on the second Business Day (at the place of delivery) after deposit with an internationally recognized overnight delivery service. Any notice delivered by facsimile shall be confirmed by a hard copy delivered as soon as practicable thereafter. This Section 13.9.1 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

13.9.2 Address for Notice.

If to AbbVie, to:

AbbVie S.à.r.l.

26 Boulevard Royal

L-2449 Luxembourg

Attention: General Manager

Facsimile: […***…]

With a copy (which shall not constitute notice) to:

AbbVie Inc.

1 North Waukegan Road

North Chicago, Illinois 60064 U.S.

Attention: Executive Vice President, Business Development,

External Affairs and General Counsel

Facsimile: […***…]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

If to Ablynx, to:

Ablynx NV

Technologiepark 21

9052 Gent/Zwijnaarde

Belgium

Attention: Chief Executive Officer

Facsimile: […***…]

13.10 Entire Agreement; Amendments. This Agreement, together with the Schedules attached hereto, and the Confidential Disclosure Agreement among the Parties dated as of April 16, 2012, as amended, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises, and representations, whether written or oral, with respect thereto are superseded hereby. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Agreement. No amendment, modification, release, or discharge shall be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.

13.11 English Language. This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

13.12 Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

13.13 No Benefit to Third Parties. Except as provided in Article 11, the covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other Persons.

13.14 Further Assurance. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents, and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

13.15 Relationship of the Parties. It is expressly agreed that Ablynx, on the one hand, and AbbVie, on the other hand, shall be independent contractors and that the relationship between the two (2) Parties shall not constitute a partnership, joint venture, or agency, including for all tax purposes. Neither Ablynx, on the one hand, nor AbbVie, on the other hand, shall have the authority to make any statements, representations, or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party. Also, nothing in this Agreement shall oblige either Party to enter into any other agreement with the other Party, unless explicitly provided for herein.

13.16 No License. Other than expressly provided for in this Agreement, nothing in this Agreement grants or shall be construed to grant to either Party any right or license to any intellectual property right (including but not limited to any Patent rights) or application for the same that are held by, in the name of or otherwise Controlled by the other Party or to use any confidential information or know how of the other Party, nor any claim or option to any such right or license.

13.17 Performance by Affiliates. AbbVie may use one (1) or more of its Affiliates to perform its obligations and duties hereunder and such AbbVie Affiliates are expressly granted certain rights herein; provided, that each such Affiliate shall be bound by the corresponding obligations of AbbVie and, subject to an assignment to such Affiliate pursuant to Section 13.5, AbbVie shall remain liable hereunder for the prompt payment and performance of all their respective obligations hereunder.

13.18 Counterparts; Facsimile Execution. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. This Agreement may be executed by facsimile, .pdf or other electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

13.19 References. Unless otherwise specified, (i) references in this Agreement to any Article, Section or Schedule shall mean references to such Article, Section or Schedule of this Agreement, (ii) references in any Section to any clause are references to such clause of such Section, and (iii) references to any agreement, instrument, or other document in this Agreement refer to such agreement, instrument, or other document as originally executed or, if subsequently amended, replaced, or supplemented from time to time, as so amended, replaced, or supplemented and in effect at the relevant time of reference thereto.

13.20 Schedules. In the event of any inconsistencies between this Agreement and any schedules or other attachments hereto, the terms of this Agreement shall control.

13.21 Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend, or limit the scope or intent of this Agreement or the intent of any

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

provision contained in this Agreement. The term “including,” “include,” or “includes” as used herein shall mean “including, but not limited to,” and shall not limit the generality of any description preceding such term. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions.

SIGNATURE PAGE FOLLOWS

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the Effective Date.

ABLYNX NV		ABBVIE S.À.R.L.

By:	/s/ Dr. Edwin Moses	By:	/s/ William Chase
Name:	Dr. Edwin Moses	Name:	William Chase
Title:	Chief Executive Officer	Title:	Manager

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 1.9

Ablynx Corporate Names

Ablynx Trademarks

Trademark	Country	Designated Countries	Filing Date	Registration Date	Official No.	Status
[...***...]	[...***...]		[...***...]	[...***...]	[...***...]
[...***...]	[...***...]		[...***...]	[...***...]	[...***...]
[...***...]	[...***...]		[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]		[...***...]	[...***...]	[...***...]
[...***...]	[...***...]		[...***...]	[...***...]	[...***...]
[...***...]	[...***...]		[...***...]	[...***...]	[...***...]
[...***...]	[...***...]		[...***...]	[...***...]	[...***...]
[...***...]	[...***...]		[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Ablynx Logos

Trademark	Country	Designated Countries	Filing Date	Registration Date	Official No.	Status
[...***...]	[...***...]		[...***...]		[...***...]
[...***...]	[...***...]		[...***...]		[...***...]
[...***...]	[...***...]		[...***...]		[...***...]
[...***...]	[...***...]		[...***...]		[...***...]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 1.12

Ablynx Nanobody Patents

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

Based on […***…]

Our Ref	Country	Application Number	Application Date
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 1.14

Ablynx Product Patents

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 1.98

Initial Development Plan and Budget

RA Plan Parameters

[…***…]. The Parties agree and acknowledge the final Clinical Studies and the final design of such Clinical Studies shall ensure compliance with the minimum requirements set forth herein; provided, however, the final Clinical Studies and the final design of any Clinical Study conducted hereunder may be modified to incorporate, as necessary, results and data arising from pre-clinical studies, new scientific findings in the RA field, information/ recommendations gathered from discussions with the applicable Regulatory Authorities. Any such modifications would be subject to approval by the JDC.

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SLE Plan Parameters

[…***…]. The Parties agree and acknowledge the final Clinical Studies and the final design of such Clinical Studies shall ensure compliance with the minimum requirements set forth herein; provided, however, the final Clinical Studies and the final design of any Clinical Study conducted hereunder may be modified to incorporate, as necessary, results and data arising from pre-clinical studies, new scientific findings in the SLE field, information/ recommendations gathered from discussions with the applicable Regulatory Authorities. Any such modifications to the final design would be subject to approval by the JDC.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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Regulatory Affairs

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ALX-0061 Initial Development Pre-clinical Activities

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

GANTT Chart

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Budget

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 1.136

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Schedule 1.137

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Schedule 3.1.5

Form of RA Complete Data Package Template

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Schedule 3.1.6

Form of SLE Complete Data Package Template

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 7.10

Ablynx Partners

Merck KGaA and its affiliates (including Merck Serono S.A.)

Boehringer Ingelheim International GmbH and its affiliates

Essex Chemie AG and its affiliates (including Merck & Co, Inc.)

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 9.5

Form of Press Release

ABLYNX AND ABBVIE SIGN GLOBAL LICENSE AGREEMENT FOR ANTI-IL-6R NANOBODY,

ALX-0061, TO TREAT INFLAMMATORY DISEASES

•	Anti-IL-6R Nanobody, ALX-0061, to be developed in rheumatoid arthritis and systemic lupus erythematosus

•	Ablynx to receive an upfront payment of $175 million and up to $665 million in potential total milestone payments plus royalties on net sales

The announcement will be discussed during a webcast presentation today at 16h CET, 10 am EST

Click here to register, call number +32 (0)2 620 0138, confirmation code 7195500

GHENT, Belgium and NORTH CHICAGO, Illinois, 23 September 2013 - Ablynx [Euronext Brussels: ABLX] and AbbVie [NYSE: ABBV] today announced that they have entered into a global license agreement to develop and commercialize the anti-IL-6R Nanobody, ALX-0061, to treat inflammatory diseases. ALX-0061 is Ablynx’s proprietary anti-IL-6R Nanobody that successfully completed a Phase IIa study in February 2013 reporting strong efficacy and safety data in patients with moderately to severely active rheumatoid arthritis (RA) on a stable background of methotrexate.

Under the terms of the agreement, Ablynx will be responsible for completing Phase II clinical development in both RA and systemic lupus erythematosus (SLE). Upon the achievement of pre-defined success criteria, AbbVie will exercise its right to in-license ALX-0061 and be responsible for subsequent Phase III clinical development and commercialisation. Ablynx will retain an option for co-promotion rights in Belgium, the Netherlands and Luxembourg. Ablynx will receive an upfront payment of $175 million, which will partly be used to fund the next phases of clinical development of ALX-0061. Upon achievement of certain development, regulatory, commercial and sales-based milestones, Ablynx will be eligible to receive additional milestone payments totalling up to $665 million as well as double-digit tiered royalties on net sales upon commercialization.

“This deal represents a major milestone for Ablynx and confirms both the potential value of ALX-0061 and the ability of our Nanobody technology to generate clinical candidates with very exciting potential,” said Edwin Moses, Ph.D., chairman and chief executive officer, Ablynx. “It also demonstrates that we are delivering on our business model of strategic partnering for the development and commercialization of selected programs within our pipeline. We truly believe that AbbVie’s significant expertise in rheumatology aligns us with the ideal partner to further progress the development of ALX-0061 and to ensure we maximize the potential of this asset.”

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Dr. Moses added, “the combined clinical expertise of AbbVie and Ablynx will allow us to progress with the rapid development of ALX-0061, with the current plan being the initiation of various clinical trials in both RA and SLE during the course of 2014 and 2015. We look forward to working together with AbbVie to potentially develop a successful therapy for patients suffering from chronic inflammatory conditions and to making a real difference to the quality of their lives.”

“This agreement is further evidence of AbbVie’s commitment to pursue novel treatment options for autoimmune diseases,” said Scott Brun, M.D., vice president, pharmaceutical development, AbbVie. “Anti-IL-6 antibodies are a proven mechanism of action for autoimmune diseases and ALX-0061 has shown potential in a Phase IIa clinical trial in RA. We are looking forward to working with Ablynx to develop a potentially new and effective therapy for patients suffering from serious chronic conditions such as RA and SLE.”

About ALX-0061

ALX-0061 targets the interleukin 6 pathway via its IL-6 receptor (IL-6R), which plays a key role in the inflammation process in RA. ALX-0061 has been designed to become a best-in-class therapeutic. Its small size (26kD) may potentially allow ALX-0061 to penetrate more effectively into tissues. The potent, monovalent interaction of the molecule with its target reduces the possibility of off-target effects. Its binding to human serum albumin prolongs the in vivo half-life of the product and can lead to improved trafficking to areas of inflammation. The Nanobody has a very strong affinity for soluble IL-6R which should ensure fast target engagement and could result in a fast onset of effect. ALX-0061 appears to benefit from the general Nanobody characteristic of having a very low immunogenic potential.

About RA and SLE

RA is characterized by chronic and progressive joint inflammation that typically results in permanent, debilitating tissue damage, which is further compounded by joint deformation. The condition is associated with lower quality of life, premature death, disability, and unemployment.    It is estimated that up to 1 percent of the adult population worldwide suffer from RA.

SLE is a complex, multi-organ, autoimmune disorder characterized by the production of pathogenic autoantibodies and tissue deposition of immune complexes, which result in widespread tissue damage. Although the etiology of SLE is not fully understood, multiple genetic, environmental, and hormonal factors have been implicated in its development. The disease displays a broad variety of symptoms and highly variable clinical features, including systemic, cutaneous, renal, musculoskeletal, and haematological manifestations. Approximately 5 million people worldwide suffer from a form of lupus and 90 percent of people diagnosed are women.

Conference call and webcast presentation

The Ablynx management team will host a conference call and webcast during which the licensing deal with AbbVie will be presented, followed by a Q&A session. This event will be held today, 23 September 2013 at 4.00 pm CET/ 10 am EST. The conference call will be webcast live and may be accessed on the

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

home page of the Ablynx website at www.ablynx.com or by clicking here. If you would like to participate in the Q&A, please dial +32 (0)2 620 0138, confirmation code 7195500. Shortly after the call, a replay of the webcast and the presentation used in connection with the conference call webcast will be available on Ablynx’s website.

About Ablynx

Ablynx is a biopharmaceutical company engaged in the discovery and development of Nanobodies®, a novel class of therapeutic proteins based on single-domain antibody fragments, for a range of serious human diseases, including inflammation, haematology, oncology and pulmonary disease. Today, Ablynx has approximately 25 programs in the pipeline and six Nanobodies at clinical development stage. Ablynx has ongoing research collaborations and significant partnerships with major pharmaceutical companies including Boehringer Ingelheim, Merck Serono, Novartis, Merck & Co and AbbVie. The Company is headquartered in Ghent, Belgium. More information can be found on www.ablynx.com.

About AbbVie

AbbVie is a global, research-based biopharmaceutical company formed in 2013 following separation from Abbott. The company’s mission is to use its expertise, dedicated people and unique approach to innovation to develop and market advanced therapies that address some of the world’s most complex and serious diseases. In 2013, AbbVie employs approximately 21,000 people worldwide and markets medicines in more than 170 countries. For further information on the company and its people, portfolio and commitments, please visit www.abbvie.com.

For more information, please contact:

Ablynx:

Dr Edwin Moses Chairman and CEO t: +32 (0)9 262 00 07 m: +44 (0)7771 954 193 +32 (0)473 39 50 68 e: edwin.moses@ablynx.com	Marieke Vermeersch Associate Director Investor Relations t: +32 (0)9 262 00 82 m: +32 (0)479 49 06 03 e: marieke.vermeersch@ablynx.com @AblynxABLX

Ablynx media relations: Consilium Strategic Communications:

Mary-Jane Elliott, Amber Bielecka, Lindsey Neville

t: +44 207 920 2345

e: ablynx@consilium-comms.com

AbbVie:

Media

Adelle Infante

t: +1 847-938-8745

Investors

Liz Shea

t: +1 847-935-2211

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Ablynx forward-looking statements

Certain statements, beliefs and opinions in this press release are forward-looking, which reflect the Company’s or, as appropriate, the Company’s directors’ current expectations and projections about future events. By their nature, forward-looking statements involve a number of risks, uncertainties and assumptions that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. A multitude of factors including, but not limited to, changes in demand, competition and technology, can cause actual events, performance or results to differ significantly from any anticipated development. Forward looking statements contained in this press release regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future. As a result, the Company expressly disclaims any obligation or undertaking to release any update or revisions to any forward-looking statements in this press release as a result of any change in expectations or any change in events, conditions, assumptions or circumstances on which these forward-looking statements are based. Neither the Company nor its advisers or representatives nor any of its or their parent or subsidiary undertakings or any such person’s officers or employees guarantees that the assumptions underlying such forward-looking statements are free from errors nor does either accept any responsibility for the future accuracy of the forward-looking statements contained in this press release or the actual occurrence of the forecasted developments. You should not place undue reliance on forward-looking statements, which speak only as of the date of this press release.

AbbVie forward-looking statements

Some statements in this news release may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. AbbVie cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, challenges to intellectual property, competition from other products, difficulties inherent in the research and development process, adverse litigation or government action, and changes to laws and regulations applicable to our industry. Additional information about the economic, competitive, governmental, technological and other factors that may affect AbbVie’s operations is set forth in Item 1A, “Risk Factors,” in AbbVie’s 2012 Annual Report on Form 10-K/A, which has been filed with the Securities and Exchange Commission. AbbVie undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 10.2.1

Existing Patents

Part A

The Ablynx Nanobody Patents listed in Schedule 1.12

The Ablynx Product Patents listed in Schedule 1.14

Part B

None

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 10.2.5

Research Collaboration Agreements

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 10.2.18

Form of Net Sales Disclosure

Example Royalty Report

ALX-0061

Ablynx Royalty Calculation to their Licensor (“Third Party”)

CONFIDENTIAL

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 10.2.19

Summary of Material Adverse Information

None

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 11.2.1(vii)

Third Party Patents and Intellectual Property

Item	Country	Application Number	Application Date
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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 13.8.2

ADR Procedures

Any Dispute referred to ADR under this Agreement shall be resolved as follows:

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